     As filed with the Securities and Exchange Commission on January 2, 2002


                                               1933 Act Registration No. 2-27334
                                              1940 Act Registration No. 811-1540

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                       X
                                                                             ---

         Pre-Effective Amendment No. ____
                                                                             ---


         Post-Effective Amendment No.  87                                     X
                                      ----                                   ---


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940               X
                                                                             ---

         Amendment No.  87                                                    X
                       ----                                                  ---


                        (Check appropriate box or boxes.)

                                 AIM FUNDS GROUP
                                 ---------------
               (Exact name of Registrant as Specified in Charter)

                 11 Greenway Plaza, Suite 100, Houston, TX 77046
      --------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (713) 626-1919
                               ------------------

                                Robert H. Graham
                 11 Greenway Plaza, Suite 100, Houston, TX 77046
           ----------------------------------------------------------
                     (Name and Address of Agent for Service)

                                    Copy to:


 John Lively, Esquire                     Martha J. Hays, Esquire
 A I M Advisors, Inc.                     Ballard Spahr Andrews & Ingersoll, LLP
 11 Greenway Plaza, Suite 100             1735 Market Street, 51st Floor
 Houston, Texas  77046                    Philadelphia, Pennsylvania  19103-7599


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Amendment

It is proposed that this filing will become effective (check appropriate box)

         ___ immediately upon filing pursuant to paragraph (b)
         ___ on (date), pursuant to paragraph (b)

          X  60 days after filing pursuant to paragraph (a)(1)
         ---

         ___ on February 28, 2002, pursuant to paragraph (a)(1)
         ___ 75 days after filing pursuant to paragraph (a)(2)
         ___ on (date), pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

         ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                  SUBJECT TO COMPLETION--DATED JANUARY 2, 2002

      AIM BALANCED FUND

      AIM VALUE FUND

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

      Institutional Classes

      PROSPECTUS
      MARCH 1, 2002
                                     AIM Balanced Fund seeks to achieve
                                     as high a total return as possible,
                                     consistent with preservation of
                                     capital.

                                     AIM Value Fund seeks to achieve
                                     long-term growth of capital. Income
                                     is a secondary objective.

                                     This prospectus contains important
                                     information about the funds. Please
                                     read it before investing and keep it
                                     for future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                             INVEST WITH DISCIPLINE
      --Registered Trademark--                          --Registered Trademark--

                           --------------------------
                           AIM BALANCED - VALUE FUNDS
                           --------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES AND STRATEGIES         1
- - - - - - - - - - - - - - - - - - - - - - - -

AIM Balanced Fund                            1

AIM Value Fund                               1

PRINCIPAL RISKS OF INVESTING IN THE FUNDS    1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            3

FEE TABLE AND EXPENSE EXAMPLE                4
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    4

Expense Example                              4

FUND MANAGEMENT                              5
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                  5

Advisor Compensation                         5

Portfolio Managers                           5

OTHER INFORMATION                            6
- - - - - - - - - - - - - - - - - - - - - - - -

Dividends and Distributions                  6

Suitability for Investors                    6

FINANCIAL HIGHLIGHTS                         7
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Purchasing Shares                          A-1

Redeeming Shares                           A-2

Pricing of Shares                          A-2

Taxes                                      A-3

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                           --------------------------
                           AIM BALANCED - VALUE FUNDS
                           --------------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

AIM BALANCED FUND (BALANCED)

The fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet its objective by investing in a broadly diversified portfolio of common stocks, preferred stocks, convertible securities and bonds. The fund normally invests a minimum of 30% and a maximum of 70% of its total assets in equity securities and a minimum of 30% and a maximum of 70% of its total assets in non-convertible debt securities. The fund may also invest up to 25% of its total assets in convertible securities.

  In selecting the percentages of assets to be invested in equity or debt securities, the portfolio managers consider such factors as general market and economic conditions, as well as trends, yields, interest rates and changes in fiscal and monetary policies. The portfolio managers will primarily purchase equity securities for growth of capital and debt securities for income purposes. However, the portfolio managers will focus on companies whose securities have the potential for both growth of capital and income generation. The portfolio managers consider whether to sell a particular security when they believe that security no longer has that potential.

AIM VALUE FUND (VALUE)

The fund's investment objective is to achieve long-term growth of capital. Income is a secondary objective. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet its objectives by investing primarily in equity securities judged by the fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally. The fund also may invest in preferred stocks and debt instruments that have prospects for growth of capital.

  The portfolio managers focus on undervalued equity securities of (1) out-of-favor cyclical growth companies, (2) established growth companies that are undervalued compared to historical relative valuation parameters, (3) companies where there is early but tangible evidence of improving prospects that are not yet reflected in the price of the company's equity securities and (4) companies whose equity securities are selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this potential in the form of increased equity values. The portfolio managers consider whether to sell a particular security when they believe the company no longer fits into any of the above categories.

ALL FUNDS

Each fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of a fund are applied at the time of purchase.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, each of the funds may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, a fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the funds and that the income you may receive from the funds may vary. The value of your investment in the funds will go up and down with the prices of the securities in which the funds invest. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

  Interest rate increases may cause the price of a debt security to decrease; the longer a debt security's duration, the more sensitive it is to this risk. The issuer of a security may default or otherwise be unable to honor a financial obligation.

  The values of convertible securities in which the funds may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest or dividends, their values may fall if interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  An investment in the funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                           --------------------------
                           AIM BALANCED - VALUE FUNDS
                           --------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar charts and tables shown below provide an indication of the risks of investing in each of the funds. A fund's past performance is not necessarily an indication of its future performance. The returns shown are those of each fund's Class A shares, which are not offered in this prospectus. Institutional Class shares would have higher annual returns because, although the shares are invested in the same portfolio of securities, Institutional Class shares have lower expenses. As of the date of this prospectus, the Institutional Classes of the funds have not yet commenced operations.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar charts show changes in the performance of each fund's Class A shares from year to year. The bar charts do not reflect sales loads. If they did, the annual total returns shown would be lower. Institutional Class shares are not subject to front-end or back-end sales loads.

BALANCED -- CLASS A

                                    [GRAPH]

                                          ANNUAL
YEAR ENDED                                 TOTAL
DECEMBER 31                               RETURNS
-----------                               -------
1992....................................   9.64%
1993....................................  15.54%
1994....................................  -5.44%
1995....................................  34.97%
1996....................................  19.25%
1997....................................  24.41%
1998....................................  12.46%
1999....................................  19.04%
2000....................................  -4.21%
2001....................................   [  ]%

VALUE -- CLASS A

                                    [GRAPH]

                                          ANNUAL
YEAR ENDED                                 TOTAL
DECEMBER 31                               RETURNS
-----------                               -------
1992....................................   16.39%
1993....................................   18.71%
1994....................................    3.28%
1995....................................   34.85%
1996....................................   14.52%
1997....................................   23.95%
1998....................................   32.76%
1999....................................   29.95%
2000....................................  -14.95%
2001....................................    [  ]%

                           --------------------------
                           AIM BALANCED - VALUE FUNDS
                           --------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

  During the periods shown in the bar charts, the highest quarterly returns and the lowest quarterly returns of each fund's Class A shares were as follows:

                              HIGHEST QUARTERLY RETURN   LOWEST QUARTERLY RETURN
FUND                              (QUARTER ENDED)            (QUARTER ENDED)
--------------------------------------------------------------------------------
Balanced -- Class A                 [  ]% ([  ])               [  ]% (  )
Value -- Class A                    [  ]% ([  ])               [  ]% (  )
--------------------------------------------------------------------------------

PERFORMANCE TABLE

The following performance table compares each fund's Class A shares performance to that of a broad-based securities market index. Each fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                                   SINCE      INCEPTION
December 31, 2001)     1 YEAR    5 YEARS    10 YEARS    INCEPTION      DATE
-------------------------------------------------------------------------------
Balanced -- Class A     [  ]%      [  ]%      [  ]%       [  ]%     03/31/78
S&P 500(1)              [  ]       [  ]       [  ]        [  ](2)   03/31/78(2)
Value -- Class A        [  ]       [  ]       [  ]        [  ]      05/01/84
S&P 500(1)              [  ]       [  ]       [  ]        [  ](2)   04/30/84(2)
-------------------------------------------------------------------------------

(1) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.
(2) The average annual total return given is since the date closest to the inception date of Class A shares of each fund.

                           --------------------------
                           AIM BALANCED - VALUE FUNDS
                           --------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the funds:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)                 BALANCED   VALUE
-----------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                    None     None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)       None     None
-----------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)               BALANCED   VALUE
-----------------------------------------------------
Management Fees                   0.51%    0.63%

Distribution and/or
Service (12b-1) Fees              None     None

Other Expenses(2)                 0.20     0.16

Total Annual Fund
Operating Expenses                0.71     0.79(3)
-----------------------------------------------------

(1) There is no guarantee that actual expenses will be the same as those shown in the table.
(2)  Based on estimated average net assets for the current fiscal year.
(3) The investment advisor has agreed to waive a portion of the Management Fees on assets in excess of $5 billion. Total Annual Fund Operating Expenses restated for this agreement are 0.73% for Value. Termination of this agreement requires approval by the Board of Trustees.

  You should also consider the effect of any account fees charged by the financial institution managing your account.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the funds with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------
Balanced        $73      $227      $395       $883
Value            81       252       439        978
----------------------------------------------------

                           --------------------------
                           AIM BALANCED - VALUE FUNDS
                           --------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as each fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the funds' operations and provides investment advisory services to the funds, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the funds.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 135 investment portfolios, including the funds, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2000, the advisor received compensation of 0.51% and 0.59%, respectively, of Balanced's and Value's average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of each fund's portfolio are

BALANCED

- Robert G. Alley, Senior Portfolio Manager, who has been responsible for the fund since 1993 and has been associated with the advisor and/or its affiliates since 1992.

- Claude C. Cody IV, Senior Portfolio Manager, who has been responsible for the fund since 1993 and has been associated with the advisor and/or its affiliates since 1992.

- Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income Portfolio Manager for Nicholas-Applegate Capital Management. From 1994 to 1997, he was international fixed-income trader and analyst for Strong Capital Management.

- Craig A. Smith, Senior Portfolio Manager, who has been responsible for the fund since 1996 and has been associated with the advisor and/or its affiliates since 1989.

- Meggan M. Walsh, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1991.

VALUE

- Joel E. Dobberpuhl, Senior Portfolio Manager, who has been responsible for the fund since 1992 and has been associated with the advisor and/or its affiliates since 1990.

- Evan G. Harrel, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1998. From 1994 to 1998, he was Vice President of Van Kampen American Capital Asset Management, Inc. and a Portfolio Manager of various growth and equity funds.

- Robert A. Shelton, Senior Portfolio Manager, who has been responsible for the fund since 1997 and has been associated with the advisor and/or its affiliates since 1995.

                           --------------------------
                           AIM BALANCED - VALUE FUNDS
                           --------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

Balanced expects that its distributions, if any, will consist of both capital gains and ordinary income. Value expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

Balanced generally declares and pays dividends, if any, quarterly. Value generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The funds generally distribute long-term and short-term capital gains, if any, annually.

SUITABILITY FOR INVESTORS

  The Institutional Classes of the funds are intended for use by institutional investors. Shares of the Institutional Classes of the funds are available for banks and trust companies acting in a fiduciary or similar capacity, bank and trust company common and collective trust funds, banks and trust companies investing for their own account, entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies), defined benefit plans, endowments, foundations, defined contribution plans offered pursuant to Sections 401, 457, 403(a), or 403(b) or (c) (defined contribution plans offered pursuant to Section 403(b) must be sponsored by a Section 501(c)(3) organization), and platform sponsors with which A I M Distributors, Inc. has entered into a defined contribution plans agreement. For defined contribution plans for which the sponsor has combined defined contribution and defined benefit assets of at least $100 million there is no minimum initial investment requirement, otherwise the minimum initial investment requirement for defined contribution plans is $10 million. There is no minimum initial investment requirement for defined benefit plans or platform sponsors; and the minimum initial investment requirement for all other investors for which the Institutional Classes of the funds are available is $1 million.

  The Institutional Classes of the funds are designed to be convenient and economical vehicles in which institutions can invest in a portfolio of equity securities. An investment in the funds may relieve the institution of many of the investment and administrative burdens encountered when investing in equity securities directly. These include: selection and diversification of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping.

                           --------------------------
                           AIM BALANCED - VALUE FUNDS
                           --------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the financial performance of each funds Class A shares. Certain information reflects financial results for a single fund share.

  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each fund (assuming reinvestment of all dividends and distributions).

  This information for the fiscal year 2000 has been audited by PricewaterhouseCoopers LLP, whose report, along with each fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2000 was audited by KPMG LLP. For more information regarding the change in independent auditors, see the Statement of Additional Information.

  As of the date of this prospectus, Balanced and Value funds' Institutional Class had not yet commenced operations and, therefore, financial information for the Institutional Class is not available.

                                                                          BALANCED -- CLASS A
                                       ------------------------------------------------------------------------------------
                                       SIX MONTHS ENDED                            YEAR ENDED DECEMBER 31,
                                        JUNE 30, 2001        --------------------------------------------------------------
                                         (UNAUDITED)          2000(a)       1999(a)       1998(a)        1997        1996
                                       ----------------      ----------    ----------    ----------    --------    --------
Net asset value, beginning of period      $    30.10         $    32.69    $    28.23    $    25.78    $  21.84    $  19.22
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         0.37(b)            0.92          0.82          0.71        0.60        0.66
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)             (2.40)             (2.23)         4.46          2.45        4.66        2.99
===========================================================================================================================
    Total from investment operations           (2.03)             (1.31)         5.28          3.16        5.26        3.65
===========================================================================================================================
Less distributions:
  Dividends from net investment
    income                                     (0.40)             (0.79)        (0.82)        (0.65)      (0.55)      (0.55)
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                         --              (0.49)           --         (0.06)      (0.77)      (0.48)
===========================================================================================================================
    Total distributions                        (0.40)             (1.28)        (0.82)        (0.71)      (1.32)      (1.03)
===========================================================================================================================
Net asset value, end of period            $    27.67         $    30.10    $    32.69    $    28.23    $  25.78    $  21.84
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(c)                                (6.73)%            (4.18)%       19.04%        12.46%      24.41%      19.25%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                $2,507,491         $2,507,641    $1,800,350    $1,318,230    $683,633    $334,189
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net
  assets                                        0.95%(d)           0.96%         0.94%         0.95%       0.98%       1.15%
===========================================================================================================================
Ratio of net investment income to
  average net assets                            2.63%(b)(d)        2.80%         2.81%         2.81%       2.48%       2.97%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                           35%                55%           65%           43%         66%         72%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.38 and the ratio of net investment income to average net assets would have been 2.70%. Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $2,562,031,240.

                           --------------------------
                           AIM BALANCED - VALUE FUNDS
                           --------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                          VALUE -- CLASS A
                                    ----------------------------------------------------------------------------------------
                                    SIX MONTHS ENDED                             YEAR ENDED DECEMBER 31,
                                     JUNE 30, 2001      --------------------------------------------------------------------
                                      (UNAUDITED)         2000(a)        1999(b)       1998(b)       1997(b)      1996(a)(b)
                                    ----------------    -----------    -----------    ----------    ----------    ----------
Net asset value, beginning of
  period                              $     12.51       $     16.28    $     13.40    $    10.81    $     9.72    $     8.94
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               0.00             (0.04)         (0.01)         0.03          0.05          0.14
============================================================================================================================
  Net gains (losses) on securities
    (both realized and unrealized)          (0.76)            (2.42)          3.97          3.46          2.26          1.14
============================================================================================================================
    Total from investment
      operations                            (0.76)            (2.46)          3.96          3.49          2.31          1.28
============================================================================================================================
Less distributions:
  Dividends from net investment
    income                                     --                --             --         (0.03)        (0.01)        (0.13)
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                      --             (1.31)         (1.08)        (0.87)        (1.21)        (0.37)
============================================================================================================================
    Total distributions                        --             (1.31)         (1.08)        (0.90)        (1.22)        (0.50)
============================================================================================================================
Net asset value, end of period        $     11.75       $     12.51    $     16.28    $    13.40    $    10.81    $     9.72
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                             (6.08)%          (14.95)%        29.95%        32.76%        23.95%        14.52%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                            $10,045,220       $11,223,504    $12,640,073    $8,823,094    $6,745,253    $5,100,061
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers                           1.05%(d)          1.00%          1.00%         1.00%         1.04%         1.11%
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                        1.10%(d)          1.04%          1.02%         1.02%         1.06%         1.13%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of net investment income
  (loss) to average net assets               0.01%(d)         (0.11)%        (0.09)%        0.26%         0.57%         1.65%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                        23%               67%            66%          113%          137%          126%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $10,554,134,321.

                           --------------------------
                           AIM BALANCED - VALUE FUNDS
                           --------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER ACCOUNT

The minimum investments are as follows:

                                                                INITIAL     ADDITIONAL
TYPE OF ACCOUNT                                               INVESTMENTS   INVESTMENTS
---------------------------------------------------------------------------------------
Defined Benefit Plans or Platform Sponsors for Defined
  Contribution Plans                                          $         0    no minimum
Banks acting in a fiduciary or similar capacity, Collective
  and Common Trust Funds, Banks and Broker-Dealers acting
  for their own account or Foundations and Endowments           1 million    no minimum
Defined Contribution Plans (Corporate, Non-profit or
  Governmental)                                                10 million    no minimum
---------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                 OPENING AN ACCOUNT                    ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial              Contact your financial                Same
  Intermediary                   intermediary.
                                 The financial intermediary should
                                 mail your completed account
                                 application and purchase payment
                                 to the transfer agent,
                                 A I M Fund Services, Inc.
                                 P. O. Box 4497
                                 Houston, TX 77210-4497
                                 The financial intermediary should
                                 call the transfer agent at (800)
                                 659-1005 to receive an account
                                 number. Then, the intermediary
                                 should use the following wire
                                 instructions:

                                 JPMorgan Chase Bank
                                 ABA/Routing #: 113000609
                                 DDA 00100366732
                                 Attn: AIM wire purchase
                                 Fund name and account number

By Telephone                     Open your account as described        Call the transfer agent at (800)
                                 above.                                659-1005 and wire payment for your
                                                                       purchase order in accordance with
                                                                       the wire instructions noted above.
                                                                       You must call and wire payment
                                                                       before the close of the customary
                                                                       trading session of the NYSE on
                                                                       days that the NYSE is open for
                                                                       business in order to effect your
                                                                       purchase on that day.

By AIM Internet Connect(SM)      Open your account as described        Complete an AIM Internet
                                 above.                                Connect Authorization Form. Mail
                                                                       the application and form to the
                                                                       transfer agent. Once your request
                                                                       for this option has been processed,
                                                                       you may place your purchase order
                                                                       at www.aimfunds.com.
---------------------------------------------------------------------------------------------------------


AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in the fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the fund.

                           --------------------------
                           AIM BALANCED - VALUE FUNDS
                           --------------------------

SHAREHOLDER INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

REDEEMING SHARES

REDEMPTION FEES

We will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial              Contact your financial intermediary.
  Intermediary

                                 Redemption proceeds will be sent in accordance with the wire instructions specified in the account application you
                                 provided the transfer agent. The transfer agent must receive your financial intermediary's call before the close of the customary trading session of the NYSE on days the NYSE is
                                 open for business in order to effect the redemption at the day's closing price.

By Telephone                     A person who has been authorized to make transactions in the account application may make redemptions by telephone. You must call the transfer agent before the close of the
                                 customary trading session of the NYSE on days the NYSE is
                                 open for business in order to effect the redemption at that day's closing price.

By AIM Internet Connect          Place your redemption request at www.aimfunds.com. The
                                 transfer agent must receive your redemption request before the close of the customary trading session of the NYSE on
                                 days the NYSE is open for business in order to effect the
                                 redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will wire payment for redemptions received prior to the close of the customary trading session of the NYSE on days the NYSE is open for business on the same day the redemption request is received. Dividends payable up to the date of redemption on redeemed shares will normally be paid by wire transfer on the next dividend payment date. However, if all of the shares in your account were redeemed, you may request the dividends payable up to the date of redemption with the proceeds of the redemption.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will transmit the amount of the redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

REDEMPTIONS BY THE AIM FUNDS

If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

-------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.

-------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is such fund's net asset value per share. Each fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. Each fund values portfolio securities for which market quotations are readily available at market value. Each fund values short-term investments maturing within sixty (60) days at amortized cost, which approximates market value.

                           --------------------------
                           AIM BALANCED - VALUE FUNDS
                           --------------------------

SHAREHOLDER INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

TIMING OF ORDERS

Each fund prices purchase and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. If the transfer agent receives a redemption request on a business day prior to the close of the customary trading session of the NYSE, the fund will normally wire proceeds on that day. If the transfer agent receives a redemption request after the close of the customary trading session of the NYSE, the redemption will be processed at the net asset value next determined. Shareholders will accrue dividends until the day the fund wires redemption proceeds. A fund may postpone the right to redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the New York Stock Exchange restricts or suspends trading. Each fund reserves the right to change the time for which purchase and redemption orders must be submitted to and received by the transfer agent for execution on the same day on any day when the primary government securities dealers are either closed for business or close early, or trading in money market securities is limited due to national holidays.

TAXES

Dividends and distributions received are taxable as ordinary income or long-term capital gain for federal income tax purposes, whether reinvested in additional shares or taken in cash. Distributions are taxable at different rates depending on the length of time a fund holds its assets. Every year, information will be sent showing the amount of distributions received from the fund during the prior year.

  Any long-term or short-term capital gain realized from redemptions of fund shares will be subject to federal income tax.

  The foreign, state and local tax consequences of investing in the fund may differ materially from the federal income tax consequences described above. Shareholders should consult their tax advisor before investing.

                           --------------------------
                           AIM BALANCED - VALUE FUNDS
                           --------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the funds and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about each fund's investments. Each fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about these funds, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of a fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4497
                             Houston, TX 77210-4497

BY TELEPHONE:                (800) 451-4246

ON THE INTERNET:             You can send us a
                             request by e-mail or
                             download prospectuses,
                             annual or semiannual
                             reports via our website:
                             http://www.aimfunds.com

---------------------------------------------------------

You also can review and obtain copies of a fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------
AIM Balanced Fund, AIM Value Fund
SEC 1940 Act file number: 811-1540
----------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com   [ -PRO-1]   INVEST WITH DISCIPLINE
--Registered Trademark--                               --Registered Trademark--

--------------------------------------------------------------------------------
The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
--------------------------------------------------------------------------------


                  Subject to Completion - Dated January 2, 2002


                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                                 AIM FUNDS GROUP
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919



      THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE INSTITUTIONAL CLASS OF EACH PORTFOLIO (EACH A "FUND," COLLECTIVELY THE "FUNDS") OF
     AIM FUNDS GROUP LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION
       IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE CLASSES OF THE FUNDS LISTED BELOW. YOU MAY OBTAIN A
      COPY OF ANY PROSPECTUS FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED
                            DEALER OR BY WRITING TO:

                            A I M FUND SERVICES, INC.
                                  P.O. BOX 4497
                            HOUSTON, TEXAS 77210-4497
                          OR BY CALLING (800) 451-4246

                                   ---------

         THIS STATEMENT OF ADDITIONAL INFORMATION, DATED MARCH 1, 2002,
                     RELATES TO THE FOLLOWING PROSPECTUSES:

                FUND                                            DATED
                ----                                            -----
AIM BALANCED FUND - INSTITUTIONAL CLASS                    MARCH 1, 2002
 AIM VALUE FUND - INSTITUTIONAL CLASS                      MARCH 1, 2002

                                 AIM FUNDS GROUP
                       STATEMENT OF ADDITIONAL INFORMATION


                                TABLE OF CONTENTS

                                                                           PAGE
GENERAL INFORMATION ABOUT THE TRUST........................................   1
         Fund History......................................................   1
         Shares of Beneficial Interest.....................................   1

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS...................   2
         Classification....................................................   2
         Investment Strategies and Risks...................................   3
                  Equity Investments.......................................   6
                  Foreign Investments......................................   6
                  Debt Investments.........................................   8
                  Other Investments........................................  11
                  Investment Techniques....................................  12
                  Derivatives..............................................  15
         Fund Policies.....................................................  21
         Temporary Defensive Positions.....................................  23

MANAGEMENT OF THE TRUST....................................................  23
         Board of Trustees.................................................  23
         Management Information............................................  23
         Compensation......................................................  24
         Codes of Ethics...................................................  26

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES........................  27

INVESTMENT ADVISORY AND OTHER SERVICES.....................................  27
         Investment Advisor................................................  27
         Service Agreements................................................  28
         Other Service Providers...........................................  29

BROKERAGE ALLOCATION AND OTHER PRACTICES...................................  29
         Brokerage Transactions............................................  29
         Commissions.......................................................  30
         Brokerage Selection...............................................  30
         Directed Brokerage................................................  31
         Regular Brokers or Dealers........................................  31
         Allocation of Portfolio Transactions..............................  32
         Allocation of Equity Offering Transactions........................  32

PURCHASE, REDEMPTION AND PRICING OF SHARES.................................  33
         Purchase and Redemption of Shares.................................  33
         Redemptions by the Funds..........................................  33
         Redemption In Kind................................................  35
         Backup Withholding................................................  35

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS...................................  36
         Dividends and Distributions.......................................  36
         Tax Matters.......................................................  36

DISTRIBUTION OF SECURITIES.................................................  43
         Distributor.......................................................  43

                                                                           PAGE
CALCULATION OF PERFORMANCE DATA............................................  44

RATINGS OF DEBT SECURITIES................................................  A-1

TRUSTEES AND OFFICERS.....................................................  B-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................  C-1

MANAGEMENT FEES...........................................................  D-1

ADMINISTRATIVE SERVICES FEES..............................................  E-1

BROKERAGE COMMISSIONS.....................................................  F-1

PERFORMANCE DATA..........................................................  G-1

FINANCIAL STATEMENTS......................................................   FS

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

         AIM Funds Group (the "Trust") is a Delaware business trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of twelve separate portfolios: AIM Balanced Fund, AIM Basic Balanced Fund, AIM European Small Company Fund, AIM Global Utilities Fund, AIM International Emerging Growth Fund, AIM Mid Cap Basic Value Fund, AIM New Technology Fund, AIM Select Equity Fund, AIM Small Cap Equity Fund, AIM Value Fund, AIM Value II Fund and AIM Worldwide Spectrum Fund. This Statement of Additional Information relates solely to the Institutional Classes of AIM Balanced Fund and AIM Value Fund, (each a "Fund" and collectively, the "Funds"). Under the Amended and Restated Agreement and Declaration of Trust, dated November 5, 1998, as amended (the "Trust Agreement"), the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

         The Trust was originally organized on October 30, 1984, as a Massachusetts business trust. The Trust reorganized as a Delaware business trust on October 15, 1993. The following funds were included in the reorganization:
AIM Global Utilities Fund, AIM Select Equity Fund and AIM Value Fund. In addition, on October 15, 1993, AIM Balanced Fund acquired all the assets and assumed all of the liabilities of AIM Convertible Securities Fund, Inc., a Maryland corporation. All historical financial and other information contained in this Statement of Additional Information for periods prior to October 15, 1993 relating to these funds (or a class thereof) is that of the predecessor funds (or the corresponding class thereof). Prior to May 1, 1995, AIM Global Utilities Fund was known as AIM Utilities Fund. Prior to July 13, 2001, AIM Select Equity Fund was known as AIM Select Growth Fund, and prior to May 1, 1998, such Fund was known as AIM Growth Fund. Each of the other funds commenced operations as a series of the Trust.

SHARES OF BENEFICIAL INTEREST

         Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of the Trust in certain circumstances.

         The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board of Trustees, primarily on the basis of relative net assets, or other relevant factors.

         Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund offers four separate classes of shares: Institutional Class shares, Class A shares, Class B shares and Class C shares. Class A, Class B and Class C shares are discussed in a separate Statement of Additional Information. Each such class represents interests in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

         Each share of a Fund has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan. Because Class B shares automatically convert to Class A shares at month-end eight years after the date of purchase, the Fund's distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

         Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

         Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

         The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any Trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.

         SHARE CERTIFICATES. Each Fund will issue share certificates upon written request to A I M Fund Services, Inc. ("AFS"). AFS will not issue certificates for shares held in prototype retirement plans sponsored by AMVESCAP National Trust Company, an affiliate of AIM.


            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

         The Trust is an open-end management investment company. Each of the Funds is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

         The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds(R). The table has been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund may not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Funds' investment objectives, policies, strategies and practices are non-fundamental. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                                 AIM FUNDS GROUP

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

         FUND
     -----------
      SECURITY/
     INVESTMENT
      TECHNIQUE             AIM BALANCED FUND         AIM VALUE FUND
--------------------------------------------------------------------------
                            EQUITY INVESTMENTS
--------------------------------------------------------------------------
      Common Stock                   X                       X
--------------------------------------------------------------------------
    Preferred Stock                  X                       X
--------------------------------------------------------------------------
 Convertible Securities              X                       X
--------------------------------------------------------------------------
      Alternative                    X                       X
   Entity Securities
--------------------------------------------------------------------------
                            FOREIGN INVESTMENTS
--------------------------------------------------------------------------
   Foreign Securities                X                       X
--------------------------------------------------------------------------
    Foreign Exchange                 X                       X
      Transactions
--------------------------------------------------------------------------
                            DEBT INVESTMENTS
--------------------------------------------------------------------------
    U.S. Government                  X                       X
      Obligations
--------------------------------------------------------------------------
      Money Market                   X                       X
    Instruments and
       Maturities
--------------------------------------------------------------------------
  Mortgage-Backed and                X                       X
Asset-Backed Securities
--------------------------------------------------------------------------
Collateralized Mortgage              X
      Obligations
--------------------------------------------------------------------------
   Foreign Government                X
      Obligations
--------------------------------------------------------------------------
    Bank Instruments                 X                       X
--------------------------------------------------------------------------
 Commercial Instruments
--------------------------------------------------------------------------
Participation Interests
--------------------------------------------------------------------------
 Other Debt Obligations              X                       X
--------------------------------------------------------------------------
       Junk Bonds
--------------------------------------------------------------------------
  Municipal Securities
--------------------------------------------------------------------------
       Municipal
   Lease Obligations
--------------------------------------------------------------------------
                            OTHER INVESTMENTS
--------------------------------------------------------------------------
         REITs                       X                       X
--------------------------------------------------------------------------
    Other Investment                 X                       X
       Companies
--------------------------------------------------------------------------
  Defaulted Securities
--------------------------------------------------------------------------
   Municipal Forward
       Contracts
--------------------------------------------------------------------------
  Variable or Floating
    Rate Instruments
--------------------------------------------------------------------------
   Indexed Securities
--------------------------------------------------------------------------
    Zero-Coupon and
 Pay-in-Kind Securities
--------------------------------------------------------------------------
  Synthetic Municipal
      Instruments
--------------------------------------------------------------------------

                                 AIM FUNDS GROUP

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES


         FUND
     -----------
      SECURITY/
     INVESTMENT
      TECHNIQUE             AIM BALANCED FUND         AIM VALUE FUND
--------------------------------------------------------------------------
                          INVESTMENT TECHNIQUES
--------------------------------------------------------------------------
    Delayed Delivery                 X                       X
      Transactions
--------------------------------------------------------------------------
 When-Issued Securities              X                       X
--------------------------------------------------------------------------
      Short Sales                    X                       X
--------------------------------------------------------------------------
  Margin Transactions
--------------------------------------------------------------------------
    SWAP Agreements
--------------------------------------------------------------------------
    Interfund Loans                  X                       X
--------------------------------------------------------------------------
       Borrowing                     X                       X
--------------------------------------------------------------------------
   Lending Portfolio                 X                       X
       Securities
--------------------------------------------------------------------------
 Repurchase Agreements               X                       X
--------------------------------------------------------------------------
   Reverse Repurchase                X                       X
       Agreements
--------------------------------------------------------------------------
      Dollar Rolls                   X
--------------------------------------------------------------------------
  Illiquid Securities                X                       X
--------------------------------------------------------------------------
  Rule 144A Securities               X                       X
--------------------------------------------------------------------------
   Unseasoned Issuers                X                       X
--------------------------------------------------------------------------
 Portfolio Transactions
--------------------------------------------------------------------------
  Standby Commitments
--------------------------------------------------------------------------
                               DERIVATIVES
--------------------------------------------------------------------------
     Equity-Linked                   X                       X
      Derivatives
--------------------------------------------------------------------------
      Put Options                    X                       X
--------------------------------------------------------------------------
      Call Options                   X                       X
--------------------------------------------------------------------------
       Straddles                     X                       X
--------------------------------------------------------------------------
        Warrants                     X                       X
--------------------------------------------------------------------------
 Futures Contracts and               X                       X
   Options on Futures
       Contracts
--------------------------------------------------------------------------
   Forward Contracts                 X                       X
--------------------------------------------------------------------------
         Cover                       X                       X
--------------------------------------------------------------------------

Equity Investments

         COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

         The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to the Fund.

         The Funds will invest in a convertible debt security based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade). To the extent that a Fund invests in convertible debt securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature.

         ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to the equivalent of common or preferred stock of corporations.

Foreign Investments

         FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers.

         Each Fund may invest up to 25% of its total assets in foreign securities.

         Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

         Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

         Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

         Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

         Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

         On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), namely Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain, established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. On January 2, 2001, Greece became a member of the EMU. It is anticipated that each participating country will replace its local currency with the euro on July 1, 2002. The anticipated replacement of existing currencies with the euro on July 1, 2002 could cause market disruptions before or after July 1, 2002 and could adversely affect the value of securities held by a Fund.

         FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

         Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its total assets to foreign exchange hedges as it can invest in foreign securities.

         The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency.

Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.


Debt Investments

         U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

         Descriptions of debt securities ratings are found in Appendix A.

         MONEY MARKET INSTRUMENTS AND MATURITIES. Money market instruments in which the Funds may invest will be "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. An Eligible Security is generally a rated security with a remaining maturity of 397 calendar days or less that has been rated by the Requisite NRSROs (as defined below) in one of the two highest short-term rating categories, or a security issued by an issuer that has received a rating by the Requisite NRSROs in one of the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). Eligible Securities may also include unrated securities determined by the Funds' investment advisor (under the supervision of and pursuant to guidelines established by the Board of Trustees) to be of comparable quality to such rated securities. If an unrated security is subject to a guarantee, to be an Eligible Security, the guarantee generally must have received a rating from a NRSRO in one of the two highest short-term rating categories or be issued by a guarantor that has received a rating from a NRSRO in one of the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). Since the Funds may invest in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Funds and affect their share price. The term "Requisite NRSRO" means (a) any two nationally recognized statistical rating organizations (NRSROs) that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) if only one NRSRO has issued a rating with respect to such security or issuer at the time a Fund acquires the security, that NRSRO.

         MORTGAGE-BACKED AND ASSET-BACKED SECURITIES - Mortgage backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

         Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

         If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). The AIM Balanced Fund may invest in CMOs. The Fund can also invest in mortgage-backed bonds and asset-backed securities. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by the Funds, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

         FHLMC CMOs. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Risks of Mortgage-Related Securities. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

         Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

         Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

         FOREIGN GOVERNMENT OBLIGATIONS. These are U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by AIM to be of comparable quality to the other obligations in which AIM Balanced Fund may invest. These obligations are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies, or instrumentalities, that issue them. Such securities also include debt obligations of supranational entities. Such debt obligations are ordinarily backed by the full faith and credit of the entities that issue them. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples of supranational entities include the Internal Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Fund's assets invested in securities issued by foreign governments will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

         BANK INSTRUMENTS. The Funds may invest in certificates of deposits, time deposits, and bankers' acceptances from U.S. or foreign banks. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

         The Funds may invest in certificates of deposit ("Eurodollar CDs") and time deposits ("Eurodollar time deposits") of foreign branches of domestic banks. Accordingly, an investment in the Fund may involve risks that are different in some respects from those incurred by an investment company which invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits and the possible imposition of foreign country withholding taxes on interest income.

         OTHER DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions;
(ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate. The Funds will purchase only investment grade corporate debt securities.

Other Investments

         REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

         To the extent consistent with their respective investment objectives and policies, each Fund may invest up to 15% of its total assets in equity and/or debt securities issued by REITs.

         To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

         OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), each Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

Investment Techniques

         DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery to the extent it can anticipate having available cash on settlement date.

         Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. In a delayed delivery transaction, a Fund relies on the other party to complete the transaction. If the transaction is not completed, a Fund may miss a price or yield considered to be advantageous. The Fund will employ techniques designed to reduce such risks. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery securities prior to settlement.

         WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

         Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).


         Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a when-issued commitment. If a Fund purchases a when-issued security, the Fund's custodian bank will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.


         SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

         A Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund may pledge no more than 10% of its total assets as collateral for short sales at any time.

         MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

         INTERFUND LOANS. Each Fund may lend up to 15% of its net assets to other AIM Funds and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund loans are outstanding, the Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of the Funds to lend their securities to other AIM Funds is subject to certain other terms and conditions.

         BORROWING. The Funds may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, the Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

         LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

         The Funds would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly.

         REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during the Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

         If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

         The Funds have obtained an exemptive order from the SEC allowing them to invest their cash balances in joint accounts for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days.

         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements which involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or
(iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction.

         DOLLAR ROLLS. A dollar roll involves the sale of a security, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Whether such a transaction produces a gain for AIM Balanced Fund depends upon the costs of the agreement and the income and gains of the investments purchased with the proceeds received from the sale of the dollar roll security. At the time the Fund enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will monitor the account to ensure that such equivalent value is maintained. The Fund typically enters into dollar roll transactions to enhance the Fund's return either on an income or total return basis.

         ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities.

         Each Fund may invest up to 15% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

         RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investments in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers,
(iii) dealer undertakings to make a market, and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investments in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

Derivatives

         The Funds may each invest in forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. The Funds may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives represent interests in trusts that are structured to provide investors proportionate undivided interests in a securities portfolio constituting substantially all the common stocks (in substantially the same weighting) as the component common stocks of a particular securities index. Generally, these Equity-Linked Derivatives are only redeemable in large blocks of shares. These Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to reductions in the Equity-Linked Derivatives' performance attributable to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies, and therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

         PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to write (sell) the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

         A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

         Pursuant to federal securities rules and regulations, a Fund's use of options may require that Fund to set aside assets to reduce the risks associated with using those options. This process is described in more detail below in the section "Cover."

         Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

         If an option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lowest price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

         Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

         Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

         A Fund may purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

         Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

         STRADDLES. The Funds, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of each Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

         A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the

Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

         Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

         "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

         If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

         Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account.

         Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

         Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

         FORWARD CONTRACTS. A forward contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

         The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

         Pursuant to federal securities rules and regulations, a Fund's use of forward contracts may require that Fund to set aside assets to reduce the risks associated with using forward contracts. This process is described in more detail below in the section "Cover."

         COVER. Transactions using forward contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

         Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, the Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

         Assets used as cover cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

         (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies.

While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or, forward contract at any particular time.

         (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

FUND POLICIES

         FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of a majority of such Fund's outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.


         (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

         (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

         (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

         The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board of Trustees has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which the advisor must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Trustees.

         NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds. They may be changed for any Fund without approval of that Fund's voting securities.

         (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "AIM Advised Fund"), subject to the terms and conditions of any exemptive orders issued by the SEC.

         (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Advised Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Advised Fund are outstanding.

         (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

         (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 331/3% of its total assets and may lend money to an AIM Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

         (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

TEMPORARY DEFENSIVE POSITIONS

         In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, each of the Funds may temporarily hold all or a portion of its assets in cash, money market instruments, bonds, or other debt instruments. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.


                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

         The overall management of the business and affairs of the Funds and the Trust is vested in the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

         The trustees and officers of the Trust and their principal occupations during at least the last five years are set forth in Appendix B.

         The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee, the Valuation Committee and the Committee on Directors/Trustees.

         The members of the Audit Committee are Frank S. Bayley, Bruce L. Crockett, Albert R. Dowden (Vice Chair), Edward K. Dunn, Jr. (Chair), Jack M. Fields, Carl Frischling (on leave of absence), Lewis F. Pennock and Louis S. Sklar, Dr. Prema Mathai-Davis and Ruth H. Quigley. The Audit Committee is responsible for: (i) considering management's recommendations of independent accountants for each Fund and evaluating such accountants' performance, costs and financial stability; (ii) with AIM, reviewing and coordinating audit plans prepared by the Funds' independent accountants and management's internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Funds' independent accountants and management.

         The members of the Investments Committee are Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Frischling, Pennock and Sklar (Chair), Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

         The members of the Committee on Directors/Trustees are Messrs. Bayley, Crockett (Chair), Dowden, Dunn, Fields (Vice Chair), Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley. The Committee on Directors/Trustees is responsible for: (i) considering and nominating individuals to stand for election as dis-interested trustees as long as the Trust maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act; (ii) reviewing from time to time the compensation payable to the dis-interested trustees; and (iii) making recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans for the dis-interested trustees.

         The members of the Valuation Committee are Messrs. Dunn and Pennock, and Miss Quigley. The Valuation Committee is responsible for: (i) periodically reviewing AIM's Procedures for Valuing Securities ("Procedures"), and making any recommendations to AIM with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by AIM from time to time; (iii) periodically reviewing information provided by AIM regarding industry developments in connection with valuation; (iv) periodically reviewing information from AIM regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board simultaneously); and (v) if requested by AIM, assisting AIM's internal valuation committee and/or the full Board in resolving particular valuation anomalies.

         The Committee on Directors/Trustees will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Committee on Directors/Trustees or the Board, as applicable, shall make the final determination of persons to be nominated.

COMPENSATION

         Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who is not affiliated with AIM during the year ended December 31, 2000:

                                          RETIREMENT
                         AGGREGATE         BENEFITS          ESTIMATED          TOTAL
                        COMPENSATION       ACCRUED        ANNUAL BENEFITS    COMPENSATION
                         FROM THE           BY ALL             UPON          FROM ALL AIM
       TRUSTEE            TRUST(1)        AIM FUNDS(2)      RETIREMENT(3)      FUNDS(4)
       -------          ------------     ------------     ---------------    ------------
Frank S. Bayley(5)          - 0 -            - 0 -            $75,000          $105,000
Bruce L. Crockett         $17,307          $60,951             75,000           111,500
Owen Daly II (6)           17,307           97,195             75,000           111,500
Albert R. Dowden(7)         2,275              -0-             75,000            13,435
Edward K. Dunn, Jr.        17,307           22,138             75,000           111,500
Jack M. Fields             16,779           23,019             75,000           108,500
Carl Frischling(8)         17,307          107,507             75,000           111,500
Prema Mathai-Davis         17,307           22,606             75,000           111,500
Lewis F. Pennock           17,307           67,995             75,000           111,500
Ruth H. Quigley(5)          - 0 -            - 0 -             75,000           105,000
Louis S. Sklar             17,282           87,538             75,000           111,500


(1) The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended December 31, 2000, including earnings, was $146,194.

(2) During the fiscal year ended December 31, 2000, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $128,135.

(3) Amounts shown assume each trustee serves until his or her normal retirement date.

(4) As of December 31, 2000, Mr. Bayley and Miss Quigley served as trustees of four registered investment companies advised by AIM, and all other trustees who are not affiliated with AIM served as directors or trustees of twelve registered investment companies advised by AIM. All trustees currently serve as directors or trustees of sixteen registered investment companies advised by AIM.

(5) Mr. Bayley and Miss Quigley were elected to serve as trustees on September 28, 2001.

(6)  Mr. Daly was a trustee until December 31, 2001, when he retired.

(7)  Mr. Dowden was elected to serve as a trustee on December 12, 2000.

(8) During the fiscal year ended December 31, 2000, the Trust paid $80,374 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner in such firm.

Retirement Plan For Trustees

         The Trustees have adopted a retirement plan for the Trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

         The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the Trustees may extend from time to time the retirement date of a trustee.

         Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefit will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

         The table below shows estimated credited years of service under the Plan for each non-AIM-affiliated trustee as of December 31, 2000.

                         ESTIMATED CREDITED
    TRUSTEE               YEARS OF SERVICE
    -------              ------------------
Frank S. Bayley                   15
Bruce L. Crockett                 13
Owen Daly II                      13
Albert R. Dowden                   0
Edward K. Dunn, Jr.                2
Jack M. Fields                     3
Carl Frischling                   23
Prema Mathai-Davis                 2
Lewis F. Pennock                  19
Ruth H. Quigley                   24
Louis S. Sklar                    11


Deferred Compensation Agreements

         Messrs. Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

CODES OF ETHICS

         AIM, the Trust and A I M Distributors, Inc. ("AIM Distributors") have each adopted a Code of Ethics governing, as applicable, personal trading activities of all Directors/Trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by a Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix C. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

         AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 135 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly-owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly-owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

         As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds.

         AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

         Pursuant to its advisory agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the following annual rates, based on the average daily net assets of each Fund during the year:

     FUND NAME                NET ASSETS              ANNUAL RATE
     ---------                ----------              -----------
AIM Balanced Fund       First $150 million                  0.75%
                        Amount over $150 million            0.50%

AIM Value Fund*         First $150 million                  0.80%
                        Amount over $150 million           0.625%

*  See currently effective fee schedule below

         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

         AIM has voluntarily agreed, effective July 1, 2001, to waive a portion of advisory fees payable by each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated

Money Market Funds as a result of each Fund's investment of uninvested cash in an Affiliated Money Market Fund. See "Other Investments - Other Investment Companies."

         AIM has voluntarily agreed, effective July 1, 2001, to waive advisory fees payable by AIM Value Fund in an amount equal to 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion.

         Pursuant to a prior voluntary fee waiver arrangement, AIM waived through June 30, 2000 a portion of its advisory fees payable by AIM Value Fund so that the effective fee schedule was as follows:

                   NET ASSETS                         ANNUAL RATE
First $150 million                                        0.80%
Over $150 million to and including $2 billion             0.625%
Over $2 billion                                           0.60%

         The management fees payable by each Fund, the amounts waived by AIM and the net fee paid by each Fund for the last three fiscal years ended December 31 are found in Appendix D.

         SECURITIES LENDING ARRANGEMENTS. If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

         AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

         ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

         Administrative services fees paid to AIM by each Fund for the last three fiscal years ended December 31 are found in Appendix E.

OTHER SERVICE PROVIDERS

         TRANSFER AGENT. A I M Fund Services, Inc. ("AFS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly-owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Funds.

         The Transfer Agency and Service Agreement between the Trust and AFS provides that AFS will perform certain shareholder services for the Funds. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Funds; maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts. AFS may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

         It is anticipated that most investors will perform their own subaccounting.

         CUSTODIANS. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. The Bank of New York, 100 Church Street, New York, New York 10286, also serves as Sub-Custodian to facilitate cash management.

         The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories; the Custodian is responsible for monitoring eligible foreign securities depositories.

         Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

         AUDITORS. The Funds' independent public accountants are responsible for auditing the financial statements of the Funds. Due to an investment in another AIM Fund, which KPMG LLP represented to the AIM Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as independent public accountants for the Trust. The Board of Trustees has selected PricewaterhouseCoopers LLP, 1201 Louisiana, Suite 2900, Houston, Texas 77002, as the independent public accountants to audit the financial statements of the Funds.

         COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

         AIM makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Brokerage Selection" below.

         Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

         Brokerage commissions paid by each of the Funds for the last three fiscal years ended December 31 are found in Appendix F.

COMMISSIONS

         During the last three fiscal years, none of the Funds paid brokerage commissions to brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.

         The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund or account (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKERAGE SELECTION

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

         AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

DIRECTED BROKERAGE

         For the fiscal year ended December 31, 2000, each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:

                                                RELATED
       FUND           TRANSACTIONS       BROKERAGE COMMISSIONS
       ----           ------------       ---------------------
AIM Balanced Fund     $  102,517,095           $  132,437
AIM Value Fund         3,098,916,653            2,826,507

REGULAR BROKERS OR DEALERS

         During the fiscal year ended December 31, 2000, the Funds held securities issued by the following companies, which are "regular" brokers or dealers of one or more of the Funds identified below:

       FUND                      STOCK                       MARKET VALUE
       ----                      -----                       ------------
AIM Balanced Fund     Schwab (Charles) Corp. (The)           $ 21,699,781
                      Merrill Lynch & Co., Inc.                26,729,500
                      Morgan Stanley Dean Witter & Co.         30,986,750
                      Goldman Sachs Group, Inc. (The)          31,974,313

AIM Value Fund        Morgan Stanley Dean Witter & Co.        969,362,225
                      Merrill Lynch & Co. Inc.                218,200,000

      FUND                    BONDS/NOTES                    MARKET VALUE
      ----                    -----------                    ------------
AIM Balanced Fund     Bear Stearns Cos., Inc.                $ 10,994,728
                      Lehman Brothers Holdings, Inc.           25,117,193
                      Lehman Brothers Inc.                      3,512,532
                      Merrill Lynch & Co., Inc.                 2,484,799

ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

ALLOCATION OF EQUITY OFFERING TRANSACTIONS

         From time to time, certain of the AIM Funds or other accounts managed by AIM may become interested in participating in equity security distributions that are available in an equity "offering", which AIM defines as an IPO, a secondary (follow-on offering), a private placement, a direct placement or a PIPE (private investment in a public equity). Occasions may arise when purchases of such securities by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. In such cases, it shall be AIM's practice to specifically combine or otherwise bunch indications of interest for offerings for all AIM Funds and accounts participating in purchase transactions for that offering, and to allocate such transactions in accordance with the following procedures:

         AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular offering by reviewing a number of factors, including suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, the liquidity of the AIM Fund or account if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of limited supply securities issued in offerings will be made to eligible AIM Funds and accounts in a manner designed to be fair and equitable for the eligible AIM Funds and accounts, and so that there is equal allocation of offerings over the longer term. Where multiple funds or accounts are eligible, rotational participation may occur, based on the extent to which an AIM Fund or account has participated in previous offerings as well as the size of the AIM Fund or account. Each eligible AIM Fund and account with an asset level of less than $500 million will be placed in one of three tiers, depending upon each AIM Fund's or account's asset level. The AIM Funds and accounts in the tier containing funds and accounts with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's or account's net assets. This process continues until all of the AIM Funds and accounts in the three tiers receive their Allocations, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds and accounts will receive their

Allocations on a straight pro rata basis. For the tier of AIM Funds and accounts not receiving a full Allocation, the Allocation may be made only to certain AIM Funds or accounts so that each may receive close to or exactly 40 basis points. Selection of those AIM Funds or accounts shall be rotational in a manner designed to allocate equally over the longer term. In addition, Incubator Funds, as described in AIM's Incubator and New Fund Investment Policy, will each be limited to a 40 basis point allocation only.

         When any AIM Funds and/or accounts with substantially identical investment objectives and policies participate in offerings, they will do so in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest participating AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds or accounts will be placed. If no AIM Fund is participating, then the net assets of the largest account will be used to determine tier placement. The price per share of securities purchased in such offering transactions will be the same for each AIM Fund and account.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION OF SHARES

         Before the initial purchase of shares, an investor must submit a completed account application to his financial intermediary, who should forward the application to A I M Fund Services, Inc. at P.O. Box 4497, Houston, Texas 77210-4497. An investor may change information in his account application by submitting written changes or a new account application to his intermediary or to AFS.

         Purchase and redemption orders must be received in good order. To be in good order, the financial intermediary must give AFS all required information and documentation with respect to the investor. If the intermediary fails to deliver the investor's payment on the required settlement date, the intermediary must reimburse the Fund for any overdraft charges incurred.

         A financial intermediary may submit a written request to AFS for correction of transactions involving Fund shares. If AFS agrees to correct a transaction, and the correction requires a dividend adjustment, the intermediary must agree in writing to reimburse the Fund for any resulting loss.

         An investor may terminate his relationship with an intermediary and become the shareholder of record on his account. However, until the investor establishes a relationship with an intermediary, the investor will not be able to purchase additional shares of the Fund, except through the reinvestment of distributions.

         Payment for redeemed shares is normally made by Federal Reserve wire to the bank account designated in the investor's account application, but may be sent by check at the investor's request. By providing written notice to his financial intermediary or to AFS, an investor may change the bank account designated to receive redemption proceeds. AFS may request additional documentation.

         AFS may request that an intermediary maintain separate master accounts in the Fund for shares held by the intermediary (a) for its own account, for the account of other institutions and for accounts for which the intermediary acts as a fiduciary; and (b) for accounts for which the intermediary acts in some other capacity. An intermediary may aggregate its master accounts and subaccounts to satisfy the minimum investment requirement.

REDEMPTIONS BY THE FUNDS

         If the Funds determine that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the Funds may, at their discretion, redeem the account and distribute the proceeds to you.

         Additional information regarding purchases and redemptions is located in the Funds' prospectus, under the headings "Purchasing Shares" and "Redeeming Shares."

Calculation of Net Asset Value

         Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, the Fund will generally use futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE. The net asset values per share of the Retail Classes and the Institutional Classes will differ because different expenses are attributable to each class. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         Each security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

         Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the customary trading session of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

         Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTION IN KIND

         AIM intends to redeem all shares of the Funds in cash. It is possible that future conditions may make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the Fund may make payment in securities or other property if the Fund has made an election under Rule 18f-1 under the 1940 Act. Rule 18f-1 obligates a Fund to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the applicable Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.

BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

         Each AIM Fund, and other payers, must withhold, as of January 1, 2002, 30% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding; however, the Economic Growth and Tax Relief Reconciliation Act of 2001 further provides for a phased reduction in the backup withholding rate to 28% for years 2006 and thereafter.

         An investor is subject to backup withholding if:

         1.       the investor fails to furnish a correct TIN to the Fund, or

         2. the IRS notifies the Fund that the investor furnished an incorrect TIN, or

         3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

         4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

         5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

         Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

         Certain payees and payments are exempt from backup withholding and information reporting. AIM or AFS will not provide Form 1099 to those payees.

         Investors should contact the IRS if they have any questions concerning withholding.

         IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

         NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

         It is the present policy of AIM Value Fund to declare and pay annually net investment income dividends and capital gain distributions. It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gains by the end of each taxable year. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital losses, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in Institutional Class shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Automatic Dividend Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

         It is the present policy of AIM Balanced Fund to declare and pay quarterly net investment income dividends and declare and pay annually capital gain distributions.

         A dividend or distribution paid by a Fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, `each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

         Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gains to redemptions of Fund shares and will reduce the amount of such income and gains that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gains to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

         In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         For purposes of the Asset Diversification Test, the Internal Revenue Service ("IRS") has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

         Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

         DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss.

         Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

         Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

         Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

         Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

         EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

         For purposes of the excise tax, a regulated investment company shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude
Section 988 foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

         A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (taxable at a maximum rate of 20% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Legislation enacted in 1997 lowers the maximum capital gain tax rate from 20% to 18% with respect to capital assets which are held for five years and for which the holding period begins after December 31, 2000. In connection with this new legislation, a Fund may make an election to treat any readily tradable stock it holds on January 1, 2001 as having been sold and reacquired on January 2, 2001 at its closing market price on that date and to treat any other security in its portfolio as having been sold and reacquired on January 1 for an amount equal to its fair market value on that date. If a Fund makes any such election (when it files its tax return), it will recognize gain, but not loss, on the deemed sale, which may cause a Fund to increase the amount of distributions that the Fund will make in comparison to a fund that did not make such an election. The Funds have not yet determined whether they will make this election with respect to any stock or securities in their respective portfolios.

         Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year.

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividend received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

         Distributions by a Fund that do not constitute earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

         PFIC INVESTMENTS. Those Funds that are permitted to invest in foreign equity securities may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

         The application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gains, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

         SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred if the shareholder purchases other shares of the Fund within thirty
(30) days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 20%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

         If a shareholder (a) incurs a sales load in acquiring shares of a Fund,
(b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired.

         BACKUP WITHHOLDING. The Funds may be required to withhold 30% of distributions and/or redemption payments ("backup withholding") made on or after January 1, 2002; however, this rate is reduced in phases to 28% for distributions made in the year 2006 and thereafter. For more information refer to "Purchase, Redemption and Pricing of Shares -- Backup Withholding."

         FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gains.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 30% on distributions made on or after January 1, 2002 that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status (however, this rate is further reduced in phases to 28% for distributions made in the year 2006 and thereafter.)

         Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from the Fund's election to treat any foreign income tax paid by it as paid by its shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

         Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or the IRS.

         Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

         FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

         If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income taxes paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

         Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income. Pursuant to the Taxpayer Relief Act of 1997, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.

         EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation for ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.


                           DISTRIBUTION OF SECURITIES

DISTRIBUTOR

         The Trust has entered into a master distribution agreement, as amended, relating to the Funds (the "Distribution Agreement") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

         The Distribution Agreement provides AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of the Institutional Class.

         The Trust (on behalf of the Institutional Classes) or AIM Distributors may terminate the Distribution Agreement on sixty (60) days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment.

         AIM Distributors may, from time to time, at its expense pay a bonus or other consideration or incentive to dealers or banks. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold or of average daily net assets of the Funds attributable to that particular dealer. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable Fund's shares or the amount that any particular Fund will receive as proceeds from such sales. Dealers may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

                         CALCULATION OF PERFORMANCE DATA

         Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

         The standard formula for calculating average annual total return is as follows:
                                         n
                                   P(1+T) = ERV

Where           P       =    a hypothetical initial payment of $1,000.

                T       =    average annual total return (assuming the
                             applicable maximum sales load is deducted at the beginning of the 1, 5, or 10 year periods).

                n       =    number of years.

                ERV     =    ending redeemable value of a hypothetical $1,000
                             payment at the end of the 1, 5, or 10 year periods
                             (or fractional portion of such period).

         The average annual total returns for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if applicable) ended June 30 are found in Appendix G. The average annual returns of the Institutional Class shares of the Funds will be calculated beginning March 1, 2002, the effective date of the Institutional Class shares.

         Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of a Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

         Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase. Standardized total return for Institutional Class shares does not reflect a deduction of any sales charge, since that class is sold and redeemed at net asset value.

         A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

Alternative Total Return Quotations

         Standard total return quotes may be accompanied by total return figures calculated by alternative methods.

                                         n
                                   P(1+U)  = ERV

Where           P      =   a hypothetical initial payment of $1,000.

                U      =   average annual total return assuming payment of only
                           a stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period.

                n      =   number of years.

                ERV    =   ending redeemable value of a hypothetical $1,000
                           payment at the end of the stated period.

         Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V) = ERV

Where           P      =   a hypothetical initial payment of $1,000.

                V      =   cumulative total return assuming payment of all of, a
                           stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period.

                ERV    =   ending redeemable value of a hypothetical $1,000
                           payment at the end of the stated period.

Yield Quotation

         Yield is a function of the type and quality of a Fund's investments, the maturity of the securities held in a Fund's portfolio and the operating expense ratio of the Fund. Yield is computed in accordance with standardized formulas described below and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time.

         Income calculated for purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions from the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

         The standard formula for calculating yield for each Fund is as follows:

                                                    6
                         YIELD = 2[((a-b)/(c x d)+1) - 1]

Where          a       =   dividends and interest earned during a stated 30-day
                           period. For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date. Interest earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more appropriate, based on yield to call date).

               b       =   expenses accrued during period (net of
                           reimbursements).

               c       =   the average daily number of shares outstanding during
                           the period.

               d       =   the maximum offering price per share on the last day
                           of the period.

         The yield for the AIM Balanced Fund is also found in Appendix G.

Performance Information

         All advertisements of Class A, B and C shares of the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data for such classes does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

         From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

         The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.

         Total return and yield figures for the Funds are neither fixed nor guaranteed. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:

Advertising Age               Forbes                      Nation's Business
Barron's                      Fortune                     New York Times
Best's Review                 Hartford Courant            Pension World
Broker World                  Inc.                        Pensions & Investments
Business Week                 Institutional Investor      Personal Investor
Changing Times                Insurance Forum             Philadelphia Inquirer
Christian Science Monitor     Insurance Week              USA Today
Consumer Reports              Investor's Daily            U.S. News & World Report
Economist                     Journal of the American     Wall Street Journal
FACS of the Week              Society of CLU & ChFC       Washington Post
Financial Planning            Kiplinger Letter            CNN
Financial Product News        Money                       CNBC
Financial Services Week       Mutual Fund Forecaster      PBS
Financial World

         Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

Bank Rate Monitor                            Stanger
Donoghue's                                   Weisenberger
Mutual Fund Values (Morningstar)             Lipper, Inc.

         Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

Lipper Balanced Fund Index                   Russell 2000(R) Index
Lipper European Fund Index                   Russell 3000(R) Index
Lipper Global Fund Index                     Russell 3000 Growth Index
Lipper Utilities Fund Index                  Russell Mid Cap(TM) Index
Lipper International Fund Index              Lehman Aggregate Bond Index
Lipper International Fund Index              Dow Jones Global Utilities Index
Lipper Multi Cap Core Fund Index             MSCI All Country World Index
Lipper Multi Cap Growth Fund Index           MSCI EAFE Index
Lipper Science & Technology Fund Index       MSCI Europe Index
Lipper Small Cap Core Fund Index             PSE Tech 100 Index
Lipper Small Cap Growth Fund Index           Standard & Poor's 500 Stock Index
Lipper Large Cap Core Fund Index             Wilshire 5000 Index
Russell 1000(R) Index                        NASDAQ Index
Russell 1000 Value Index

         Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10 year Treasury Notes
         90 day Treasury Bills

         Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose: (i) the largest holdings in the Fund's portfolio; (ii) certain selling group members; (iii) certain institutional shareholders; (iv) measurements of risk, including standard deviation, Beta and Sharpe ratios; and/or (v) capitalization and sector analyses of holdings in the Funds' portfolios.


         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing), variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

         The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                              MOODY'S BOND RATINGS

         Moody's describes its ratings for corporate bonds as follows:

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                         MOODY'S MUNICIPAL BOND RATINGS

         Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Bonds in the Aa group which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

         Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                              MOODY'S DUAL RATINGS

         In the case of securities with a demand feature, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature.

                         MOODY'S SHORT-TERM LOAN RATINGS

         Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

         A short-term rating may also be assigned on an issue having a demand feature variable rate demand obligation (VRDO). Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

         A VMIG rating may also be assigned to commercial paper programs. Such programs are characterized as having variable short-term maturities but having neither a variable rate nor demand feature.

         Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4.

         Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                        MOODY'S COMMERCIAL PAPER RATINGS

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

PRIME-1: Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on Funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or related supported institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

                                S&P BOND RATINGS

         S&P describes its ratings for corporate bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposure to adverse conditions.

                           S&P MUNICIPAL BOND RATINGS

         An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The ratings are based, in varying degrees, on the following considerations: likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                       AAA


         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

         Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

         Note: Ratings within the AA and A major rating categories may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standing.

                                S&P DUAL RATINGS

         S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                           S&P MUNICIPAL NOTE RATINGS

         An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be treated as a note); and source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

         Note rating symbols and definitions are as follows:

SP-1: Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                          S&P COMMERCIAL PAPER RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         Rating categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues with this rating are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt with this rating is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.

                       FITCH INVESTMENT GRADE BOND RATINGS

         Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

         Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

                                 RATINGS OUTLOOK

         An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

                      FITCH SPECULATIVE GRADE BOND RATINGS

         Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization of liquidation.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                            FITCH SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                   APPENDIX B

                              TRUSTEES AND OFFICERS

         Unless otherwise indicated, the address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.


                                      POSITION(S)
                                      HELD WITH                     PRINCIPAL OCCUPATION(S) DURING
     NAME, ADDRESS AND AGE            REGISTRANT                     AT LEAST THE PAST 5 YEARS
     ----------------------           -----------                   ------------------------------
*ROBERT H. GRAHAM (55)                Trustee,           Chairman, President and Chief Executive Officer,
                                      Chairman and       A I M Management Group Inc.; Chairman and President,
                                      President          A I M Advisors, Inc.; Director and Senior Vice
                                                         President, A I M Capital Management, Inc.; Chairman,
                                                         A I M Distributors, Inc., A I M Fund Services, Inc.
                                                         and Fund Management Company; and Director and Vice
                                                         Chairman, AMVESCAP PLC (parent of AIM and a global
                                                         investment management firm).
-----------------------------------------------------------------------------------------------------------------

FRANK S. BAYLEY (62)                  Trustee             Partner, law firm of Baker & McKenzie; Director and
Two Embarcadero Center                                    Chairman, C.D. Stimson Company (private investment
Suite 2400                                                company); and Trustee, The Badgley Funds.
San Francisco, CA  94111
-----------------------------------------------------------------------------------------------------------------

BRUCE L. CROCKETT (57)                Trustee             Director, ACE Limited (insurance company). Formerly,
906 Frome Lane                                            Director, President and Chief Executive Officer,
McLean, VA   22102                                        COMSAT Corporation; and Chairman, Board of Governors
                                                          of INTELSAT (international communications company).
-----------------------------------------------------------------------------------------------------------------

ALBERT R. DOWDEN (60)                 Trustee             Chairman, Cortland Trust, Inc. (investment company)
1815 Central Park Drive                                   and DHJ Media, Inc.; and Director, Magellan
P.O. Box 774000 - PMB #222                                Insurance Company. Formerly, Director, President
Steamboat Springs, CO 80477                               and Chief Executive Officer, Volvo Group North
                                                          America, Inc.; Senior Vice President, AB Volvo; and
                                                          Director, The Hertz Corporation, Genmar Corporation
                                                          (boat manufacturer), National Media Corporation and
                                                          Annuity and Life Re (Holdings), Ltd.
-----------------------------------------------------------------------------------------------------------------

---------
* Mr. Graham is an "interested person" of the Trust and AIM as that term is defined in the 1940 Act.

                                      POSITION(S)
                                      HELD WITH                     PRINCIPAL OCCUPATION(S) DURING
     NAME, ADDRESS AND AGE            REGISTRANT                     AT LEAST THE PAST 5 YEARS
     ----------------------           -----------                   ------------------------------
EDWARD K. DUNN, JR. (66)              Trustee             Formerly, Chairman, Mercantile Mortgage Corp.; Vice
2 Hopkins Plaza                                           Chairman, President and Chief Operating Officer,
8th Floor, Suite 805                                      Mercantile-Safe Deposit & Trust Co.; and President,
Baltimore, MD   21201                                     Mercantile Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------

JACK M. FIELDS (50)                   Trustee             Chief Executive Officer, Twenty First Century Group,
434 New Jersey Avenue, SE                                 Inc. (governmental affairs company). Formerly,
Washington, DC 20003                                      Member of the U.S. House of Representatives.
-----------------------------------------------------------------------------------------------------------------

**CARL FRISCHLING (65)                Trustee             Partner, Kramer Levin Naftalis & Frankel LLP
919 Third Avenue                                          (law firm); and Director, Cortland Trust Inc.
New York, NY   10022                                      (investment company).
-----------------------------------------------------------------------------------------------------------------

PREMA MATHAI-DAVIS (51)               Trustee             Member, Visiting Committee, Harvard University
370 East 76th Street                                      Graduate School of Education, New School
New York, NY   10021                                      University.  Formerly, Chief Executive Officer, YWCA
                                                          of the USA; Commissioner, New York City Department
                                                          of the Aging; and Commissioner, New York City
                                                          Metropolitan Transportation Authority.
-----------------------------------------------------------------------------------------------------------------

LEWIS F. PENNOCK (59)                 Trustee             Partner, Pennock & Cooper (law firm).
6363 Woodway, Suite 825
Houston, TX   77057
-----------------------------------------------------------------------------------------------------------------

RUTH H. QUIGLEY (67)                  Trustee             Private investor; and President, Quigley Friedlander
1055 California Street                                    & Co., Inc. (financial advisory services firm) from
San Francisco, CA  94108                                  1984 to 1986.
-----------------------------------------------------------------------------------------------------------------

LOUIS S. SKLAR (62)                   Trustee             Executive Vice President, Development and
The Williams Tower                                        Operations, Hines Interests Limited Partnership
50th Floor                                                (real estate development).
2800 Post Oak Blvd.
Houston, TX   77056
-----------------------------------------------------------------------------------------------------------------

---------
** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

                                      POSITION(S)
                                      HELD WITH                     PRINCIPAL OCCUPATION(S) DURING
     NAME, ADDRESS AND AGE            REGISTRANT                     AT LEAST THE PAST 5 YEARS
     ----------------------           -----------                   ------------------------------
GARY T. CRUM (54)                     Senior Vice         Director and President, A I M Capital Management,
                                      President           Inc.; Director and Executive Vice President, A I M
                                                          Management Group Inc.; Director and Senior Vice
                                                          President, A I M Advisors, Inc.; and Director, A I M
                                                          Distributors, Inc. and AMVESCAP PLC (parent of AIM
                                                          and a global investment management firm).
-----------------------------------------------------------------------------------------------------------------

CAROL F. RELIHAN (47)                 Senior Vice         Director, Senior Vice President, General Counsel and
                                      President and       Secretary, A I M Advisors, Inc. and A I M Management
                                      Secretary           Group Inc.; Director, Vice President and General
                                                          Counsel, Fund Management Company; and Vice
                                                          President, A I M Fund Services, Inc., A I M Capital
                                                          Management, Inc. and A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------

DANA R. SUTTON (43)                   Vice President      Vice President and Fund Treasurer, A I M Advisors, Inc.
                                      and Treasurer
-----------------------------------------------------------------------------------------------------------------

ROBERT G. ALLEY (53)                  Vice President      Senior Vice President, A I M Capital Management,
                                                          Inc.; and Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------

STUART W. COCO (46)                   Vice President      Senior Vice President, A I M Capital Management,
                                                          Inc.; and Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------

MELVILLE B. COX (58)                  Vice President      Vice President and Chief Compliance Officer, A I M
                                                          Advisors, Inc. and A I M Capital Management, Inc.;
                                                          and Vice President, A I M Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------

KAREN DUNN KELLEY (41)                Vice President      Senior Vice President, A I M Capital Management,
                                                          Inc.; Director, Fund Management Company; and Vice
                                                          President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------

EDGAR M. LARSEN (61)                  Vice President      Vice President, A I M Advisors, Inc. and
                                                          A I M Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------

                                   APPENDIX C

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

         A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

All information listed below is as of December 14, 2001.

AIM BALANCED FUND

                                                                                                    INSTITUTIONAL
                                           CLASS A SHARES     CLASS B SHARES     CLASS C SHARES     CLASS SHARES
                                           --------------     --------------     --------------     -------------
                                             PERCENTAGE         PERCENTAGE         PERCENTAGE        PERCENTAGE
NAME AND ADDRESS OF                           OWNED OF           OWNED OF           OWNED OF          OWNED OF
PRINCIPAL HOLDER                               RECORD             RECORD             RECORD            RECORD
-------------------                        --------------     --------------     --------------     -------------
Merrill Lynch Pierce Fenner & Smith            10.00%              9.32%              16.83%              N/A
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL  32246

American Express Trust Co.                      7.27%                --                  --               N/A
FBO American Express Trust
Retirement Service Plans
1200 Northstar
West P.O. Box 534
Minneapolis, MN  55440-0534

AIM BASIC BALANCED FUND

                                           CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
                                           --------------     --------------     --------------
                                             PERCENTAGE         PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                           OWNED OF           OWNED OF           OWNED OF
PRINCIPAL HOLDER                               RECORD             RECORD             RECORD
-------------------                        --------------     --------------     --------------
A I M Advisors, Inc.                           11.47%              7.36%              28.17%
ATTN:  David Hessel
11 Greenway Plaza, Suite 100
Houston, TX  77046

AIM EUROPEAN SMALL COMPANY FUND


                                           CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
                                           --------------     --------------     --------------
                                             PERCENTAGE         PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                           OWNED OF           OWNED OF           OWNED OF
PRINCIPAL HOLDER                               RECORD             RECORD             RECORD
-------------------                        --------------     --------------     --------------
Dain Rauscher Incorporated                        --                 --                6.63%
FBO Tobias Hlavinka
P.O. Box 1068
East Bernard, TX  77435-1068

Merrill Lynch Pierce Fenner & Smith               --              28.54%              15.33%
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL  32246

Painewebber                                       --                 --                6.77%
FBO Glenda F. Cordts
P.O. Box 1108
New York, NY  10268-1108

Painewebber                                       --               8.58%                 --
FBO The Tocker Foundation
3814 Medical Parkway
Austin, TX  78756-4002

AIM GLOBAL UTILITIES FUND


                                           CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
                                           --------------     --------------     --------------
                                             PERCENTAGE         PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                           OWNED OF           OWNED OF           OWNED OF
PRINCIPAL HOLDER                               RECORD             RECORD             RECORD
-------------------                        --------------     --------------     --------------
Charles Schwab & Co., Inc.                     18.44%                --                  --
Reinvestment Account
101 Montgomery Street
San Francisco, CA  94104-0000

Merrill Lynch Pierce Fenner & Smith               --               5.18%              12.09%
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL  32246

AIM INTERNATIONAL EMERGING GROWTH FUND


                                           CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
                                           --------------     --------------     --------------
                                             PERCENTAGE         PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                           OWNED OF           OWNED OF           OWNED OF
PRINCIPAL HOLDER                               RECORD             RECORD             RECORD
-------------------                        --------------     --------------     --------------
Merrill Lynch Pierce Fenner & Smith            11.62%             25.32%              19.01%
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL  32246

A I M Advisors, Inc.                           13.07%*               --                  --
ATTN:  David Hessel
11 Greenway Plaza, Suite 100
Houston, TX  77046

James H. Barnhardt, Jr.                           --                 --                5.05%*
2331 Rock Creek Drive
Charlotte, NC  28226-0101

Circle Trust Co. CUST FBO                       6.82%                --                  --
JES Fund Investment LLC
Metro Center, One Station PL
Stanford, CT  06902-0000

Joel and Holly Dobberpuhl                       8.17%*               --                  --
1710 Lawrence Road
Franklin, TN  37069-1700

Lanny H. Sachnowitz                             5.06%*               --                  --
6317 Belmont Street
Houston, TX  77005

*  Owned of record and beneficially.

AIM MID CAP BASIC VALUE FUND

         AIM provided the initial capitalization of the Fund and, accordingly, as of the date of this Statement of Additional Information, owned more than 25% of the issued and outstanding shares of the Fund and therefore could be deemed to "control" the Fund as that term is defined in the 1940 Act. It is anticipated that after commencement of the public offering of the Fund's shares, AIM will cease to control the Fund for purposes of the 1940 Act.

AIM NEW TECHNOLOGY FUND


                                           CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
                                           --------------     --------------     --------------
                                             PERCENTAGE         PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                           OWNED OF           OWNED OF           OWNED OF
PRINCIPAL HOLDER                               RECORD             RECORD             RECORD
-------------------                        --------------     --------------     --------------
Morgan Keegan & Company, Inc.                   8.49%                --                  --
FBO David P. Barnard
14 Greenway Plaza #7R
Houston, TX  77046-1502


                                           CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
                                           --------------     --------------     --------------
                                             PERCENTAGE         PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                           OWNED OF           OWNED OF           OWNED OF
PRINCIPAL HOLDER                               RECORD             RECORD             RECORD
-------------------                        --------------     --------------     --------------
Merrill Lynch Pierce Fenner & Smith               --                 --                5.28%
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL  32246


AIM SELECT EQUITY FUND


                                           CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
                                           --------------     --------------     --------------
                                             PERCENTAGE         PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                           OWNED OF           OWNED OF           OWNED OF
PRINCIPAL HOLDER                               RECORD             RECORD             RECORD
-------------------                        --------------     --------------     --------------
Merrill Lynch Pierce Fenner & Smith             5.01%             11.39%              13.03%
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL  32246

AIM SMALL CAP EQUITY FUND


                                           CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
                                           --------------     --------------     --------------
                                             PERCENTAGE         PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                           OWNED OF           OWNED OF           OWNED OF
PRINCIPAL HOLDER                               RECORD             RECORD             RECORD
-------------------                        --------------     --------------     --------------
Merrill Lynch Pierce Fenner & Smith            15.71%             11.68%              26.34%
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL  32246

AIM VALUE FUND

                                                                                                    INSTITUTIONAL
                                           CLASS A SHARES     CLASS B SHARES     CLASS C SHARES     CLASS SHARES
                                           --------------     --------------     --------------     -------------
                                             PERCENTAGE         PERCENTAGE         PERCENTAGE        PERCENTAGE
NAME AND ADDRESS OF                           OWNED OF           OWNED OF           OWNED OF          OWNED OF
PRINCIPAL HOLDER                               RECORD             RECORD             RECORD            RECORD
-------------------                        --------------     --------------     --------------     -------------
Merrill Lynch Pierce Fenner & Smith            10.29%             11.76%              23.37%              N/A
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL  32246

AIM VALUE II FUND


                                           CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
                                           --------------     --------------     --------------
                                             PERCENTAGE         PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                           OWNED OF           OWNED OF           OWNED OF
PRINCIPAL HOLDER                               RECORD             RECORD             RECORD
-------------------                        --------------     --------------     --------------
Merrill Lynch Pierce Fenner & Smith             8.07%             15.75%              22.65%
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL  32246

AIM WORLDWIDE SPECTRUM FUND


                                           CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
                                           --------------     --------------     --------------
                                             PERCENTAGE         PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                           OWNED OF           OWNED OF           OWNED OF
PRINCIPAL HOLDER                               RECORD             RECORD             RECORD
-------------------                        --------------     --------------     --------------
Joel and Holly Dobberpuhl**                    28.89%*               --                  --
1710 Lawrence  Road
Franklin, TN  37069-1700

A I M Advisors, Inc.                           11.88%*               --                  --
Attn:  David Hessel
11 Greenway Plaza, Suite 100
Houston, TX  77046

AIM Foundation                                  9.20%                --                  --
11 Greenway Plaza, Suite 2600
Houston, TX  77046

Joyce M. Kelso and Jerry A. Kelso                 --                 --               14.16%
JTWROS
270 River Trace Dr.
Marion, AR  72364

Merrill Lynch Pierce Fenner & Smith               --                 --               12.33%
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL  32246

Weinman Family LTD Partnership                    --               6.76%                 --
Leonard S. Weinman Gen. Partner
2550 NW 64th Blvd.
Boca Raton, FL  33496

*   Owned of record and beneficially.

** Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

MANAGEMENT OWNERSHIP

         As of December 14, 2001, the trustees and officers as a group owned less than 1% of the shares of any Fund.

                                   APPENDIX D
                                 MANAGEMENT FEES

For the last three fiscal years ended March 31, the management fees by each Fund, the amounts waived by AIM and the net fee paid by each Fund were as follows:

                                        2000                                          1999
                     -------------------------------------------   -------------------------------------------
                     MANAGEMENT     MANAGEMENT    NET MANAGEMENT   MANAGEMENT     MANAGEMENT    NET MANAGEMENT
    FUND NAME        FEE PAYABLE    FEE WAIVERS      FEE PAID      FEE PAYABLE    FEE WAIVERS      FEE PAID
------------------   ------------   -----------   --------------   ------------   -----------   --------------
AIM Balanced Fund    $ 19,294,478   $       -0-   $   19,294,478   $ 13,624,208   $       -0-   $   13,624,208

AIM Value Fund        178,352,446    11,485,909      166,866,537    141,196,457     5,137,356      136,059,101

                                        1998
                     -------------------------------------------
                     MANAGEMENT     MANAGEMENT    NET MANAGEMENT
    FUND NAME        FEE PAYABLE    FEE WAIVERS      FEE PAID
------------------   ------------   -----------   --------------
AIM Balanced Fund    $ 9,043,320    $      -0-    $    9,043,320

AIM Value Fund        98,360,939     3,423,939               N/A

                                   APPENDIX E

                          ADMINISTRATIVE SERVICES FEES

The Funds paid AIM the following amounts for administrative services for the last three fiscal years ended December 31:

    FUND NAME           2000         1999         1998
    ---------         --------     --------     --------
AIM Balanced Fund     $219,636     $158,046     $104,952

AIM Value Fund         959,833      631,457      323,939

                                   APPENDIX F

                              BROKERAGE COMMISSIONS


Brokerage commissions paid by each of the Funds listed below for the last three fiscal years were as follows:

               FUND                       2000           1999          1998
               ----                    -----------   -----------   -----------
AIM Balanced Fund ...................  $ 1,892,019   $ 1,595,462   $ 1,328,000
AIM Value Fund(1) ...................   34,775,189    23,804,242    34,489,000


(1) The variation in brokerage commission paid by the AIM Value Fund for the fiscal year ended December 31, 2000, as compared to the two prior fiscal years, was due to a significant fluctuation in asset levels, large cash inflows and an increase in transactions on which commissions were paid.

                                   APPENDIX G

                                PERFORMANCE DATA


The average annual total returns for each Fund, with respect to its Class A shares, for the periods ended June 30, 2001, are as follows:

                                                    PERIODS ENDED
                                                    JUNE 30, 2001                   INCEPTION
         CLASS A SHARES*:                1 YEAR        5 YEARS         10 YEARS       DATE
         ---------------                 ------     --------------     --------     ---------
AIM Balanced Fund ...................     16.44%         9.18%          12.67%       03/31/78
AIM Value Fund ......................    -24.22%        11.92%          16.03%       05/01/84

* The average annual total returns are with respect to Class A shares. As of the date of this Statement of Additional Information, the Institutional Classes have not commenced operations.

         The yield for the named Fund is as follows:

                                  30 DAYS ENDED
                                  JUNE 30, 2001
                                     CLASS A
                                  --------------
         AIM Balanced Fund             2.55%

                              FINANCIAL STATEMENTS


                                       FS

                          REPORT OF INDEPENDENT ACCOUNTANTS

                          To the Shareholders of AIM Balanced Fund and Board of Trustees of AIM Funds Group:

                          In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Balanced Fund (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets of the Fund for the year ended December 31, 1999 and the financial highlights for each of the periods ended on or before December 31, 1999 were audited by other independent accountants whose report dated February 14, 2000 expressed an unqualified opinion thereon.

                          /s/ PRICEWATERHOUSECOOPERS LLP

                          Boston, Massachusetts
                          February 19, 2001

INDEPENDENT AUDITORS' REPORT



To the Board of Trustees and Shareholders
AIM Balanced Fund:

We have audited the accompanying statement of changes in net assets of AIM Balanced Fund (a portfolio of AIM Funds Group) for the year ended December 31, 1999 and the financial highlights for each of the years in the four-year period then ended. This financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM Balanced Fund for the year ended December 31, 1999 and the financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP

February 4, 2000
Houston, Texas

SCHEDULE OF INVESTMENTS
December 31, 2000

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
U.S. DOLLAR DENOMINATED BONDS &
  NOTES-31.07%

AIRLINES-0.62%

Airplanes Pass Through
  Trust-Series D, Gtd. Sub. Euro
  Bonds, 10.88%, 03/15/19         $    493,850   $      365,274
---------------------------------------------------------------
America West Airlines,
  Inc.-Series C, Pass Through
  Ctfs., 6.86%, 07/02/04             2,960,396        2,901,632
---------------------------------------------------------------
American Airlines-Series 87-A,
  Equipment Trust Inc. Ctfs.,
  9.90%, 01/15/11                    2,955,000        3,451,499
---------------------------------------------------------------
Delta Air Lines, Inc.,
  Deb., 10.38%, 12/15/22             2,300,000        2,411,067
---------------------------------------------------------------
  Unsec. Notes, 7.90%, 12/15/09      9,150,000        8,799,006
---------------------------------------------------------------
Northwest Airlines Inc.-Series
  971B, Pass Through Ctfs.,
  7.25%, 07/02/14                    4,267,877        3,968,080
---------------------------------------------------------------
United Air Lines, Inc.-Series
  95A2, Pass Through Ctfs.,
  9.56%, 10/19/18                    3,750,000        4,130,587
===============================================================
                                                     26,027,145
===============================================================

AUTOMOBILES-0.37%

DaimlerChrysler N.A. Holding
  Corp., Gtd., Notes, 8.00%,
  06/15/10                           5,400,000        5,458,914
---------------------------------------------------------------
  Unsec. Notes, 7.40%, 01/20/05      5,750,000        5,792,147
---------------------------------------------------------------
  Rocs Series CHR-1998-1,
    Collateral Trust, 6.50%,
    08/01/18                         4,680,379        4,361,902
===============================================================
                                                     15,612,963
===============================================================

BANKS (MAJOR REGIONAL)-1.88%

BankBoston N.A., Unsec. Sub.
  Notes, 7.00%, 09/15/07             8,150,000        8,175,509
---------------------------------------------------------------
BB&T Corp., RAPS Sub. Notes,
  6.38%, 06/30/05                   11,570,000       11,207,512
---------------------------------------------------------------
Crestar Financial Corp., Sub.
  Notes, 8.75%, 11/15/04             3,750,000        4,018,125
---------------------------------------------------------------
Deutsche Bank Luxembourg
  (Luxembourg), Yankee Bonds,
  6.83%, 12/28/07(a)                 8,000,000        7,409,720
---------------------------------------------------------------
HSBC Capital Funding L.P., VRD
  Gtd. Bonds, 10.18%, 12/29/49
  (Acquired 08/24/00; Cost
  $9,602,932)(b)                     8,600,000        9,916,755
---------------------------------------------------------------
Midland Bank PLC (United
  Kingdom), Unsec. Sub. Yankee
  Notes, 7.65%, 05/01/25             2,105,000        2,179,896
---------------------------------------------------------------
NCNB Corp., Sub Notes, 9.38%,
  09/15/09                           2,700,000        3,081,024
---------------------------------------------------------------
  10.20%, 07/15/15                   7,050,000        8,447,098
---------------------------------------------------------------
Regions Financial Corp., Putable
  Sub. Notes, 7.75%, 09/15/24        6,300,000        6,534,234
---------------------------------------------------------------
Republic New York Corp., Sub.,
  Deb., 9.50%, 04/15/14              5,400,000        6,304,878
---------------------------------------------------------------
  Notes, 9.70%, 02/01/09             3,800,000        4,333,140
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
BANKS (MAJOR REGIONAL)-(CONTINUED)

Skandinaviska Enskilda Banken
  (Sweden), Sub. Yankee Notes,
  6.88%, 02/15/09                 $  8,500,000   $    8,081,630
===============================================================
                                                     79,689,521
===============================================================

BANKS (MONEY CENTER)-0.99%

BSCH Issuances Ltd. (Cayman
  Islands), Gtd. Sub. Yankee
  Bonds, 7.63%, 09/14/10            15,000,000       15,244,200
---------------------------------------------------------------
First Union Corp., Putable
  Unsec. Sub. Deb.,
  6.55%, 10/15/35                    9,680,000        9,461,813
---------------------------------------------------------------
  7.50%, 04/15/35                    3,300,000        3,344,649
---------------------------------------------------------------
MBNA America Bank N.A., Sr.
  Notes, 7.75%, 09/15/05             6,350,000        6,435,153
---------------------------------------------------------------
Santander Financial Issuances
  Ltd. (Cayman Islands), Unsec.
  Gtd. Sub. Yankee Notes, 7.25%,
  11/01/15                           5,000,000        4,688,000
---------------------------------------------------------------
Sanwa Finance Aruba AEC (Aruba),
  Gtd. Unsec. Sub. Notes, 8.35%,
  07/15/09                           2,550,000        2,666,724
===============================================================
                                                     41,840,539
===============================================================

BANKS (REGIONAL)-1.55%

Bank of Tokyo-Mitsubishi Ltd.
  (The) (Japan), Sr. Sub. Yankee
  Notes, 8.40%, 04/15/10             1,700,000        1,814,395
---------------------------------------------------------------
Bank United-Series A, Medium
  Term Notes, 8.00%, 03/15/09        4,050,000        4,080,658
---------------------------------------------------------------
Banponce Trust I-Series A, Gtd.
  Notes, 8.33%, 02/01/27             5,960,000        5,301,837
---------------------------------------------------------------
Mercantile Bancorp. Inc., Jr.
  Unsec. Sub. Notes, 7.30%,
  06/15/07                          10,405,000       10,624,754
---------------------------------------------------------------
NBD Bank N.A. Michigan, Putable
  Unsec. Sub. Deb., 8.25%,
  11/01/24                          16,150,000       17,393,227
---------------------------------------------------------------
Riggs Capital Trust II-Series C,
  Gtd. Sec. Bonds, 8.88%,
  03/15/27                           9,550,000        6,091,658
---------------------------------------------------------------
Union Planters Bank N.A., Unsec.
  Sub. Notes, 6.50%, 03/15/08        6,000,000        5,502,120
---------------------------------------------------------------
Union Planters Capital Trust,
  Gtd. Bonds, 8.20%, 12/15/26        5,200,000        4,460,716
---------------------------------------------------------------
US Bancorp, Sub. Deb., 7.50%,
  06/01/26                          10,000,000       10,247,400
===============================================================
                                                     65,516,765
===============================================================

BROADCASTING (TELEVISION, RADIO
  & CABLE)-3.36%

AT&T Corp., Gtd. Bonds, 9.65%,
  03/31/27                          10,400,000       11,234,184
---------------------------------------------------------------
AT&T Corp.-Liberty Media Corp.,
  Sr. Unsec., Bonds, 7.88%,
  07/15/09                           2,150,000        2,117,922
---------------------------------------------------------------
  Deb., 8.25%, 02/01/30              7,750,000        7,106,052
---------------------------------------------------------------
British Sky Broadcasting Group
  PLC (United Kingdom), Sr.
  Unsec. Gtd. Yankee Notes,
  8.20%, 07/15/09                   14,370,000       13,635,262
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
BROADCASTING (TELEVISION, RADIO &
  CABLE)-(CONTINUED)

Clear Channel Communications,
  Inc., Unsec. Deb., 7.25%,
  10/15/27                        $ 11,055,000   $    9,958,676
---------------------------------------------------------------
Comcast Cable Communications,
  Unsec. Unsub. Notes, 8.50%,
  05/01/27                          10,275,000       11,228,725
---------------------------------------------------------------
Continental Cablevision, Inc.,
  Sr. Deb., 9.50%, 08/01/13         14,000,000       15,373,540
---------------------------------------------------------------
Cox Enterprises, Inc., Notes,
  8.00%, 02/15/07 (Acquired
  02/16/00-03/23/00; Cost
  $6,530,542)(b)                     6,550,000        6,744,404
---------------------------------------------------------------
CSC Holdings Inc., Sr. Unsec.,
  Deb., 7.88%, 02/15/18              7,100,000        6,705,524
---------------------------------------------------------------
  Notes, 7.88%, 12/15/07            12,730,000       12,869,139
---------------------------------------------------------------
  Series B, Notes, 8.13%,
    07/15/09                         8,300,000        8,526,756
---------------------------------------------------------------
Lenfest Communications, Inc.,
  Sr. Unsec., Notes, 8.38%,
  11/01/05                           7,400,000        7,936,648
---------------------------------------------------------------
Sub. Notes, 8.25%, 02/15/08
  (Acquired 11/17/99-02/25/00;
  Cost $2,588,325)(b)                2,550,000        2,657,635
---------------------------------------------------------------
TCA Cable TV, Inc., Sr. Unsec.
  Deb., 6.53%, 02/01/28              4,350,000        4,203,883
---------------------------------------------------------------
TCI Communications, Inc.,
  Sr. Deb., 8.75%, 08/01/15          2,100,000        2,303,637
---------------------------------------------------------------
  Sr. Unsec. Deb., 9.80%,
    02/01/12                        16,650,000       19,479,334
===============================================================
                                                    142,081,321
===============================================================

CHEMICALS-0.31%

Airgas, Inc., Medium Term Notes,
  7.14%, 03/08/04                    6,700,000        6,163,263
---------------------------------------------------------------
Union Carbide Corp., Deb.,
  6.79%, 06/01/25                    6,750,000        6,819,862
===============================================================
                                                     12,983,125
===============================================================

COMMUNICATIONS EQUIPMENT-1.13%

Comverse Technology, Inc., Conv.
  Unsec. Sub. Deb., 4.50%,
  07/01/05                           7,700,000       39,125,625
---------------------------------------------------------------
Corning Inc., Sr. Conv. Unsec.
  Deb., 2.07%, 11/08/15(c)          12,000,000        8,565,000
===============================================================
                                                     47,690,625
===============================================================

COMPUTERS (HARDWARE)-0.38%

Candescent Technologies Corp.,
  Sr. Conv. Unsec. Gtd. Sub.
  Deb., 8.00%, 05/01/03
  (Acquired 04/17/98-08/31/00;
  Cost $18,727,750)(b)(d)           22,262,000       16,251,260
===============================================================

COMPUTERS (SOFTWARE & SERVICES)-0.59%

VERITAS Software Corp., Conv.
  Unsec. Disc. Notes, 1.86%,
  08/13/06(e)                       10,000,000       24,950,000
===============================================================

CONSUMER FINANCE-1.72%

American General Finance Corp.,
  Sr. Putable Notes, 8.45%,
  10/15/09                          10,900,000       11,859,745
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
CONSUMER FINANCE-(CONTINUED)

Capital One Financial Corp.,
  Unsec. Notes, 6.63%, 06/01/15   $  2,000,000   $    2,005,860
---------------------------------------------------------------
  7.25%, 05/01/06                   10,790,000       10,074,515
---------------------------------------------------------------
  7.88%, 02/01/25                    5,865,000        6,174,379
---------------------------------------------------------------
General Motors Acceptance Corp.,
  Notes, 6.85%, 06/17/04            18,160,000       18,328,343
---------------------------------------------------------------
  Putable Notes, 9.00%,
    10/15/02(e)                      4,175,000        4,355,569
---------------------------------------------------------------
Household Finance Corp.,
  Sr. Unsec. Notes, 6.88%,
  03/01/07                           5,450,000        5,370,266
---------------------------------------------------------------
  Unsec. Notes, 8.00%, 07/15/10      5,850,000        6,187,077
---------------------------------------------------------------
MBNA Capital-Series A, Gtd.
  Bonds, 8.28%, 12/01/26            10,110,000        8,422,338
===============================================================
                                                     72,778,092
===============================================================

ELECTRIC COMPANIES-2.65%

Arizona Public Service Co.,
  Unsec. Notes, 6.25%, 01/15/05      5,000,000        4,913,200
---------------------------------------------------------------
CILCORP, Inc., Sr. Unsec. Bonds,
  9.38%, 10/15/29                    9,000,000        9,995,760
---------------------------------------------------------------
Cleveland Electric Illuminating
  Co. (The), First Mortgage
  Bonds, 6.86%, 10/01/08             6,080,000        6,004,426
---------------------------------------------------------------
  Series D, Sr. Sec. Notes,
    7.88%, 11/01/17                  7,300,000        7,412,055
---------------------------------------------------------------
CMS Energy Corp., Sr. Unsec.
  Notes, 8.13%, 05/15/02             4,950,000        4,928,418
---------------------------------------------------------------
El Paso Electric Co.,
  Series D, Sec. First Mortgage
    Bonds, 8.90%, 02/01/06           7,550,000        8,146,676
---------------------------------------------------------------
  Series E, Sec. First Mortgage
    Bonds, 9.40%, 05/01/11           5,438,000        5,908,006
---------------------------------------------------------------
Empire District Electric Co.
  (The), Sr. Notes, 7.70%,
  11/15/04                           8,550,000        8,883,877
---------------------------------------------------------------
Indiana Michigan Power Co.-Series F,
  Sec. Lease Obligation Bonds,
  9.82%, 12/07/22                    4,469,652        5,074,172
---------------------------------------------------------------
Niagara Mohawk Power Corp.-Series H,
  Sr. Unsec. Disc. Notes, 8.50%,
  07/01/10(e)                       11,000,000        9,520,280
---------------------------------------------------------------
Public Service Company of New
  Mexico-Series A, Sr. Unsec.
  Notes, 7.10%, 08/01/05             7,850,000        7,606,022
---------------------------------------------------------------
Southern Energy, Inc., Sr.
  Notes, 7.90%, 07/15/09
  (Acquired 12/03/99-02/11/00;
  Cost $4,101,691)(b)                4,225,000        4,237,548
---------------------------------------------------------------
Texas-New Mexico Power Co., Sr.
  Sec. Notes, 6.25%, 01/15/09        5,800,000        5,346,208
---------------------------------------------------------------
Unicom Corp.-Series 94, First
  Mortgage Notes, 7.50%,
  07/01/13                           9,300,000        9,697,017
---------------------------------------------------------------
UtiliCorp United Inc., Sr.
  Unsec. Putable Notes, 6.70%,
  10/15/06                           6,350,000        6,314,694
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
ELECTRIC COMPANIES-(CONTINUED)

Western Resources, Inc., Sr.
  Unsec. Putable Notes,
  6.25%, 08/15/03                 $  1,575,000   $    1,496,486
---------------------------------------------------------------
  7.13%, 08/01/09                    7,000,000        6,451,970
===============================================================
                                                    111,936,815
===============================================================

ELECTRICAL EQUIPMENT-0.31%

General Electric Capital
  Corp.-Series A, Medium Term
  Notes, 6.70%, 10/01/02            12,800,000       12,970,240
===============================================================

ELECTRONICS (COMPONENT DISTRIBUTORS)-0.09%

Israel Electric Corp. Ltd.
  (Israel), Yankee Deb., 7.75%,
  12/15/27(a)                        4,350,000        3,870,847
===============================================================

ENTERTAINMENT-0.75%

Time Warner Inc., Sr. Unsec.
  Gtd. Deb., 7.57%, 02/01/24        10,715,000       10,715,321
---------------------------------------------------------------
  Unsec. Deb., 8.05%, 01/15/16       6,500,000        6,811,090
---------------------------------------------------------------
  Unsec. Deb., 9.13%, 01/15/13       5,420,000        6,288,663
---------------------------------------------------------------
  Unsec. Deb., 9.15%, 02/01/23       6,850,000        7,959,084
===============================================================
                                                     31,774,158
===============================================================

FINANCIAL (DIVERSIFIED)-2.82%

AIG SunAmerica Global Financing I,
  Sr. Unsec. Unsub. Notes,
  7.40%, 05/05/03 (Acquired
  10/17/00; Cost $11,790,356)(b)    11,600,000       11,941,272
---------------------------------------------------------------
AIG SunAmerica Global Financing
  II, Sr. Sec. Notes, 7.60%,
  06/15/05 (Acquired 06/08/00;
  Cost $9,100,000)(b)                9,100,000        9,614,605
---------------------------------------------------------------
Associates Corp. of North America,
  Sr. Deb., 6.95%, 11/01/18          3,900,000        3,689,127
---------------------------------------------------------------
Beaver Valley II Funding Corp.,
  Sec. Lease Obligations Deb.,
  9.00%, 06/01/17                   12,500,000       13,731,625
---------------------------------------------------------------
CIT Group, Inc. (The), Sr.
  Medium Term Notes, 5.91%,
  11/23/05                           8,100,000        7,669,242
---------------------------------------------------------------
Citicorp Lease-Class A2, Series
  1999-1, Pass Through Ctfs.,
  8.04%, 12/15/19 (Acquired
  06/01/00-09/19/00; Cost
  $15,549,112)(b)                   15,600,000       15,881,424
---------------------------------------------------------------
Citigroup Inc.,
  Deb., 6.63%, 01/15/28              7,700,000        6,871,018
---------------------------------------------------------------
  Unsec. Sub. Notes, 7.25%,
    10/01/10                         6,955,000        7,202,389
---------------------------------------------------------------
Dow Capital B.V. (Netherlands),
  Gtd. Yankee Deb., 9.20%,
  06/01/10                          10,250,000       11,748,653
---------------------------------------------------------------
Ford Holdings, Inc., Unsec.
  Unsub. Gtd. Deb., 9.30%,
  03/01/30                           6,000,000        6,828,300
---------------------------------------------------------------
Heller Financial, Inc., Sr.
  Unsec. Notes, 8.00%, 06/15/05      5,780,000        5,988,774
---------------------------------------------------------------
Hutchison Delta Finance Ltd.-Series
  REGS (Cayman Islands), Conv. Gtd.
  Unsec. Euro Notes, 7.00%, 11/08/02 2,250,000        2,694,375
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
FINANCIAL (DIVERSIFIED)-(CONTINUED)

Pinnacle Partners, Sr. Notes,
  8.83%, 08/15/04 (Acquired
  08/02/00; Cost $7,000,000)(b)   $  7,000,000   $    7,243,810
---------------------------------------------------------------
Source One Mortgage Services
  Corp., Deb., 9.00%, 06/01/12       5,700,000        6,555,160
---------------------------------------------------------------
Sun Canada Financial Co., Gtd.
  Sub. Notes, 6.63%, 12/15/07
  (Acquired 10/14/99; Cost
  $1,402,095)(b)                     1,500,000        1,495,316
===============================================================
                                                    119,155,090
===============================================================

FOODS-0.58%

ConAgra, Inc., Sr. Putable
  Notes, 6.70%, 08/01/27             7,500,000        7,459,500
---------------------------------------------------------------
ConAgra, Inc., Sr. Unsec.
  Putable Notes, 7.13%, 10/01/26    12,755,000       13,091,349
---------------------------------------------------------------
Grand Metropolitan Investment
  Corp, Gtd. Bonds, 7.45%,
  04/15/35                           4,000,000        4,186,600
===============================================================
                                                     24,737,449
===============================================================

HOUSEHOLD PRODUCTS (NON-DURABLES)-0.15%

Procter & Gamble Co. (The),
  Putable Deb., 8.00%, 09/01/24      5,650,000        6,456,538
===============================================================

INSURANCE (LIFE/HEALTH)-0.27%

Torchmark Corp., Notes, 7.38%,
  08/01/13                           3,000,000        2,844,030
---------------------------------------------------------------
  7.88%, 05/15/23                    9,200,000        8,417,264
===============================================================
                                                     11,261,294
===============================================================

INSURANCE (PROPERTY-CASUALTY)-0.39%

GE Global Insurance Holdings
  Corp., Unsec. Notes,
  7.75%, 06/15/30                    7,000,000        7,450,730
---------------------------------------------------------------
Terra Nova Insurance PLC (United
  Kingdom), Sr. Unsec. Gtd.
  Yankee Notes,
  7.00%, 05/15/08                    2,350,000        2,278,231
---------------------------------------------------------------
  7.20%, 08/15/07                    7,000,000        6,876,170
===============================================================
                                                     16,605,131
===============================================================

INVESTMENT BANKING/BROKERAGE-1.00%

Bear Stearns Cos., Inc., Notes,
  7.80%, 08/15/07                    6,450,000        6,645,306
---------------------------------------------------------------
  Sr. Unsec. Notes, 7.63%,
    12/07/09                         4,280,000        4,349,422
---------------------------------------------------------------
Lehman Brothers Holdings Inc.,
  Bonds, 7.88%, 08/15/10             4,250,000        4,391,143
---------------------------------------------------------------
  Putable Sr. Notes, 8.80%,
    03/01/15                         9,855,000       10,692,774
---------------------------------------------------------------
  Unsec. Notes, 8.50%, 08/01/15      9,460,000       10,033,276
---------------------------------------------------------------
Lehman Brothers Inc., Sr. Sub.
  Notes, 7.38%, 01/15/07             3,485,000        3,512,532
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
INVESTMENT BANKING/BROKERAGE-(CONTINUED)

Merrill Lynch & Co., Inc.,
  Unsec. Notes, 6.88%, 11/15/18   $  2,650,000   $    2,484,799
===============================================================
                                                     42,109,252
===============================================================

MANUFACTURING (DIVERSIFIED)-0.37%

Honeywell International Inc.,
  Unsec. Unsub. Notes, 7.50%,
  03/01/10                          14,500,000       15,710,170
===============================================================

NATURAL GAS-2.31%

CMS Panhandle Holding Co., Sr.
  Notes, 6.13%, 03/15/04             6,600,000        6,447,342
---------------------------------------------------------------
Coastal Corp. (The), Sr. Putable
  Unsec. Deb., 6.70%, 02/15/27       9,675,000        9,609,597
---------------------------------------------------------------
Ferrellgas Partners L.P.,-Series
  B, Sr. Sec. Gtd. Notes, 9.38%,
  06/15/06                           4,950,000        4,628,250
---------------------------------------------------------------
Kinder Morgan Energy Partners,
  L.P., Sr. Unsec. Notes, 6.30%,
  02/01/09                           8,400,000        8,060,976
---------------------------------------------------------------
Kinder Morgan, Inc., Unsec.
  Deb., 7.35%, 08/01/26              7,800,000        8,080,722
---------------------------------------------------------------
KN Capital Trust I-Series B,
  Unsec. Gtd. Bonds, 8.56%,
  04/15/27                           6,250,000        5,858,563
---------------------------------------------------------------
National Fuel Gas Co.-Series D,
  Medium Term Notes, 6.30%,
  05/27/08                           8,600,000        8,215,322
---------------------------------------------------------------
Northern Border Partners,
  L.P.-Series A, Sr. Gtd. Unsec.
  Unsub. Notes, 8.88%, 06/15/10     11,700,000       12,727,845
---------------------------------------------------------------
Nova Gas Transmission Ltd.
  (Canada), Yankee Deb., 8.50%,
  12/15/12                           5,015,000        5,615,797
---------------------------------------------------------------
Panhandle Eastern Pipe Line,
  Notes, 7.88%, 08/15/04             1,500,000        1,536,930
---------------------------------------------------------------
Sonat Inc., Sr. Unsec. Notes,
  7.63%, 07/15/11                    5,515,000        5,773,378
---------------------------------------------------------------
Tennessee Gas Pipeline Co.,
  Unsec. Deb., 7.50%, 04/01/17      12,800,000       12,664,704
---------------------------------------------------------------
Williams Cos., Inc. (The),
  Notes, 7.63%, 07/15/19             8,650,000        8,666,262
===============================================================
                                                     97,885,688
===============================================================

OIL & GAS (DRILLING & EQUIPMENT)-0.30%

NRG Energy, Inc., Sr. Unsec.
  Notes, 7.50%, 06/01/09             5,000,000        4,977,750
---------------------------------------------------------------
Petroleum Geo-Services A.S.A.
  (Norway), Sr. Unsec. Yankee
  Notes, 7.13%, 03/30/28             2,200,000        1,778,612
---------------------------------------------------------------
  Yankee Notes, 7.50%, 03/31/07      5,960,000        5,980,920
===============================================================
                                                     12,737,282
===============================================================

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.70%

Anadarko Petroleum Corp., Unsec.
  Deb., 7.73%, 09/15/96              8,250,000        8,616,300
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
OIL & GAS (EXPLORATION &
  PRODUCTION)-(CONTINUED)

Louis Dreyfus Natural Gas Corp.,
  Unsec. Notes, 6.88%, 12/01/07   $  8,300,000   $    8,214,261
---------------------------------------------------------------
ONEOK, Inc., Unsec. Notes,
  7.75%, 08/15/06                    3,100,000        3,225,209
---------------------------------------------------------------
Talisman Energy Inc. (Canada),
  Unsec. Unsub. Yankee Deb.,
  7.13%, 06/01/07                    1,500,000        1,514,580
---------------------------------------------------------------
Union Pacific Resources Group
  Inc., Unsec. Deb., 7.50%,
  10/15/26                           8,100,000        8,255,844
===============================================================
                                                     29,826,194
===============================================================

OIL & GAS (REFINING & MARKETING)-0.21%

Petroleos Mexicanos (Mexico)-
  Series P, Putable Unsec. Unsub.
  Yankee Notes, 9.50%, 09/15/27      8,500,000        8,953,730
===============================================================

OIL (DOMESTIC INTEGRATED)-0.40%

Amerada Hess Corp., Bonds,
  7.88%, 10/01/29                    9,255,000       10,160,324
---------------------------------------------------------------
Occidental Petroleum Corp., Sr.
  Unsec. Notes, 8.45%, 02/15/29      6,150,000        6,795,873
===============================================================
                                                     16,956,197
===============================================================

OIL (INTERNATIONAL INTEGRATED)-0.27%

YPF Sociedad Anonima (Argentina),
  Yankee, Bonds, 9.13%, 02/24/09     4,550,000        4,668,528
---------------------------------------------------------------
  Notes, 8.00%, 02/15/04             6,900,000        6,842,868
===============================================================
                                                     11,511,396
===============================================================

POWER PRODUCERS (INDEPENDENT)-0.36%

AES Corp. (The), Sr. Unsec. Sub.
  Notes, 8.38%, 08/15/07             3,000,000        2,895,000
---------------------------------------------------------------
  10.25%, 07/15/06                   1,800,000        1,867,500
---------------------------------------------------------------
CE Generation LLC, Sr. Sec. Sub.
  Deb., 7.42%, 12/15/18              7,597,200        7,307,367
---------------------------------------------------------------
Kincaid Generation LLC, Sec.
  Bonds, 7.33%, 06/15/20
  (Acquired 04/30/98; Cost
  $3,425,614)(b)                     3,417,174        3,308,815
===============================================================
                                                     15,378,682
===============================================================

PUBLISHING (NEWSPAPERS)-0.41%

News America Holdings, Inc.,
  Putable Notes, 8.45%, 08/01/34     3,325,000        3,452,846
---------------------------------------------------------------
  Sr. Gtd. Deb., 9.25%, 02/01/13     8,250,000        8,830,470
---------------------------------------------------------------
  Sr. Unsec. Gtd. Putable Bonds,
    7.43%, 10/01/26                  4,950,000        4,852,683
===============================================================
                                                     17,135,999
===============================================================

RAILROADS-0.24%

Norfolk Southern Corp., Notes,
  7.05%, 05/01/37                   10,000,000       10,170,000
===============================================================

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE

REAL ESTATE INVESTMENT TRUSTS-0.19%

ERP Operating L.P., Unsec.
  Notes, 7.13%, 10/15/17          $  3,250,000   $    2,881,970
---------------------------------------------------------------
Health Care REIT, Inc., Sr.
  Unsec. Notes, 7.63%, 03/15/08      1,150,000          997,246
---------------------------------------------------------------
Spieker Properties, Inc., Unsec.
  Unsub. Deb., 7.35%, 12/01/17       4,600,000        4,288,672
===============================================================
                                                      8,167,888
===============================================================

SAVINGS & LOAN COMPANIES-0.67%

Dime Capital Trust I-Series A,
  Gtd. Bonds, 9.33%, 05/06/27        9,700,000        8,358,393
---------------------------------------------------------------
St. Paul Bancorp, Inc., Sr.
  Unsec. Unsub. Notes, 7.13%,
  02/15/04                           5,500,000        5,473,325
---------------------------------------------------------------
Sovereign Bancorp, Inc., Medium
  Term Sub. Notes, 8.00%,
  03/15/03                           5,330,000        5,141,851
---------------------------------------------------------------
Washington Mutual Capital I,
  Sec. Gtd. Sub. Bonds, 8.38%,
  06/01/27                           4,285,000        3,964,911
---------------------------------------------------------------
Washington Mutual, Inc., Jr.
  Unsec. Sub. Notes, 8.25%,
  04/01/10                           5,000,000        5,271,400
===============================================================
                                                     28,209,880
===============================================================

SOVEREIGN DEBT-0.91%

British Columbia (Province of)
  (Canada), Unsec. Unsub. Yankee
  Notes, 5.38%, 10/29/08             2,750,000        2,635,325
---------------------------------------------------------------
Hydro-Quebec-Series B (Canada),
  Gtd. Medium Term Yankee Notes,
  8.62%, 12/15/11                    5,000,000        5,867,400
---------------------------------------------------------------
Manitoba (Province of)-Series AZ
  (Canada), Putable Yankee Deb.,
  7.75%, 07/17/16                    9,850,000       10,954,875
---------------------------------------------------------------
Newfoundland (Province of)
  (Canada), Yankee Deb., 9.00%,
  06/01/19                           3,960,000        4,674,503
---------------------------------------------------------------
Quebec (Province of) (Canada),
  Unsec. Yankee Deb., 6.50%,
  01/17/06                           4,900,000        5,023,382
---------------------------------------------------------------
  Series A, Medium Term Putable Yankee
  Notes, 7.37%, 03/06/26(e)          9,300,000        9,423,876
===============================================================
                                                     38,579,361
===============================================================

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.20%

Vodafone AirTouch PLC (United
  Kingdom), Unsec. Unsub. Yankee
  Notes, 7.75%, 02/15/10(a)          8,350,000        8,633,065
===============================================================

TELECOMMUNICATIONS (LONG DISTANCE)-0.33%

MCI Communications Corp., Sr.
  Unsec. Putable Deb., 7.13%,
  06/15/27                           2,150,000        2,176,875
---------------------------------------------------------------
Sprint Corp., Putable Deb.,
  9.00%, 10/15/19                    2,200,000        2,309,296
---------------------------------------------------------------
WorldCom, Inc., Notes, 8.00%,
  05/15/06                           9,215,000        9,393,495
===============================================================
                                                     13,879,666
===============================================================

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE

TELEPHONE-0.98%

AT&T Canada Inc. (Canada), Sr.
  Unsec., Sub. Yankee Notes,
  7.63%, 03/15/05                 $ 10,100,000   $   10,076,669
---------------------------------------------------------------
  Yankee Notes 7.65%, 09/15/06       5,200,000        5,169,996
---------------------------------------------------------------
BellSouth Capital Funding,
  Putable Deb., 6.04%, 11/15/26      4,000,000        3,982,240
---------------------------------------------------------------
Deutsche Telekom International
  Finance B.V. (Netherlands),
  Unsec. Unsub. Yankee Bonds,
  8.00%, 06/15/10                    5,930,000        6,053,937
---------------------------------------------------------------
GTE Corp., Unsec. Deb., 6.84%,
  04/15/18                           5,500,000        5,112,635
---------------------------------------------------------------
Koninklijke (Royal) KPN N.V.
  (Netherlands), Sr. Unsec.
  Unsub. Yankee Notes, 7.50%,
  10/01/05(a)                        2,850,000        2,765,042
---------------------------------------------------------------
Qwest Capital Funding Inc.,
  Unsec. Gtd. Notes, 7.90%,
  08/15/10 (Acquired 08/24/00;
  Cost $7,925,438)(b)                7,900,000        8,180,766
===============================================================
                                                     41,341,285
===============================================================

WASTE MANAGEMENT-0.31%

Browning-Ferris Industries,
  Inc., Unsec. Deb., 7.40%,
  09/15/35                           4,170,000        3,023,250
---------------------------------------------------------------
Waste Management, Inc.,
  Putable Unsec. Notes, 7.10%,
    08/01/26                         9,900,000        9,813,672
---------------------------------------------------------------
  Sr. Unsec. Notes, 7.13%,
    12/15/17                           520,000          464,974
===============================================================
                                                     13,301,896
===============================================================
    Total U.S. Dollar
      Denominated Bonds & Notes
      (Cost $1,261,331,197)                       1,314,676,549
===============================================================

                                     SHARES
COMMON STOCKS & OTHER EQUITY
  INTERESTS-48.91%

AEROSPACE/DEFENSE-1.18%

General Dynamics Corp.                 385,000       30,030,000
---------------------------------------------------------------
Northrop Grumman Corp.                 238,000       19,754,000
===============================================================
                                                     49,784,000
===============================================================

BANKS (MAJOR REGIONAL)-0.40%

Bank of New York Co., Inc. (The)       307,000       16,942,562
===============================================================

BANKS (MONEY CENTER)-0.80%

J.P. Morgan Chase & Co.                743,500       33,782,781
===============================================================

BIOTECHNOLOGY-0.75%

Genzyme Corp.(f)                       355,100       31,936,806
===============================================================

BROADCASTING (TELEVISION, RADIO
  & CABLE)-2.43%

Clear Channel Communications, Inc.(f)  333,000       16,129,687
---------------------------------------------------------------
Entravision Communications
  Corp.-Class A(f)                     423,400        7,779,975
---------------------------------------------------------------
General Motors Corp.-Class H(f)        567,000       13,041,000
---------------------------------------------------------------
Hispanic Broadcasting Corp.(f)         565,000       14,407,500
---------------------------------------------------------------
Infinity Broadcasting Corp.
  -Class A(f)                          526,250       14,702,109
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
BROADCASTING (TELEVISION, RADIO & CABLE)-(CONTINUED)

Univision Communications
  Inc.-Class A(f)                 $    895,000   $   36,639,062
===============================================================
                                                    102,699,333
===============================================================

COMMUNICATIONS EQUIPMENT-1.44%

Corning Inc.                           243,900       12,880,969
---------------------------------------------------------------
JDS Uniphase Corp.(f)                  131,000        5,461,062
---------------------------------------------------------------
Nokia Oyj-ADR (Finland)                400,000       17,400,000
---------------------------------------------------------------
Nortel Networks Corp. (Canada)         499,100       16,002,394
---------------------------------------------------------------
Redback Networks Inc.(f)               221,000        9,061,000
===============================================================
                                                     60,805,425
===============================================================

COMPUTERS (HARDWARE)-0.81%

Sun Microsystems, Inc.(f)              898,000       25,031,750
---------------------------------------------------------------
Sycamore Networks, Inc.(f)             250,000        9,312,500
===============================================================
                                                     34,344,250
===============================================================

COMPUTERS (NETWORKING)-1.58%

Cisco Systems, Inc.(f)                 963,000       36,834,750
---------------------------------------------------------------
Juniper Networks, Inc.(f)              165,000       20,800,312
---------------------------------------------------------------
VeriSign, Inc.(f)                      122,500        9,087,969
===============================================================
                                                     66,723,031
===============================================================

COMPUTERS (PERIPHERALS)-1.41%

Brocade Communications Systems,
  Inc.(f)                              201,400       18,491,037
---------------------------------------------------------------
EMC Corp.(f)                           618,000       41,097,000
===============================================================
                                                     59,588,037
===============================================================

COMPUTERS (SOFTWARE & SERVICES)-3.23%

America Online, Inc.(f)                499,200       17,372,160
---------------------------------------------------------------
Ariba, Inc.(f)                         253,000       13,598,750
---------------------------------------------------------------
BEA Systems, Inc.(f)                   306,500       20,631,281
---------------------------------------------------------------
Check Point Software
  Technologies Ltd. (Israel)(f)        187,000       24,976,188
---------------------------------------------------------------
Internet Security Systems, Inc.(f)     251,000       19,687,813
---------------------------------------------------------------
i2 Technologies, Inc.(f)               246,000       13,376,250
---------------------------------------------------------------
Oracle Corp.(f)                        750,000       21,796,875
---------------------------------------------------------------
VERITAS Software Corp.(f)               59,100        5,171,250
===============================================================
                                                    136,610,567
===============================================================

ELECTRIC COMPANIES-0.32%

Southern Co. (The)                     405,900       13,496,175
===============================================================

ELECTRICAL EQUIPMENT-0.74%

General Electric Co.                   650,000       31,159,375
===============================================================

ELECTRONICS (DEFENSE)-0.53%

Raytheon Co.-Class B                   725,000       22,520,313
===============================================================

ELECTRONICS (SEMICONDUCTORS)-2.14%

Analog Devices, Inc.(f)                496,300       25,404,356
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
ELECTRONICS (SEMICONDUCTORS)-(CONTINUED)

Intel Corp.                       $    575,000   $   17,393,750
---------------------------------------------------------------
Microchip Technology Inc.(f)           306,000        6,712,875
---------------------------------------------------------------
SDL, Inc.(f)                           140,400       20,805,525
---------------------------------------------------------------
Vitesse Semiconductor Corp.(f)         363,300       20,095,031
===============================================================
                                                     90,411,537
===============================================================

ENGINEERING & CONSTRUCTION-0.45%

Quanta Services, Inc.(f)               588,000       18,926,250
===============================================================

ENTERTAINMENT-0.64%

Time Warner Inc.                       165,000        8,619,600
---------------------------------------------------------------
Viacom Inc.-Class B(f)                 392,119       18,331,563
===============================================================
                                                     26,951,163
===============================================================

EQUIPMENT (SEMICONDUCTOR)-0.24%

Applied Materials, Inc.(f)             270,000       10,310,625
===============================================================

FINANCIAL (DIVERSIFIED)-2.55%

American Express Co.                   413,000       22,689,188
---------------------------------------------------------------
Citigroup Inc.                         816,433       41,689,110
---------------------------------------------------------------
Fannie Mae                             134,000       11,624,500
---------------------------------------------------------------
Freddie Mac                            180,000       12,397,500
---------------------------------------------------------------
MGIC Investment Corp.                  292,000       19,691,750
===============================================================
                                                    108,092,048
===============================================================

HEALTH CARE (DIVERSIFIED)-1.11%

Abbott Laboratories                    444,000       21,506,250
---------------------------------------------------------------
American Home Products Corp.           400,000       25,420,000
===============================================================
                                                     46,926,250
===============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-0.25%

Medicis Pharmaceutical
  Corp.-Class A(f)                     177,000       10,465,125
===============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-2.16%

Allergan, Inc.                         200,000       19,362,529
---------------------------------------------------------------
Merck & Co., Inc.                      312,000       29,211,000
---------------------------------------------------------------
Pfizer Inc.                            541,200       24,895,200
---------------------------------------------------------------
Pharmacia Corp.                        296,000       18,056,000
===============================================================
                                                     91,524,729
===============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.33%

Baxter International, Inc.             302,400       26,705,700
---------------------------------------------------------------
Medtronic, Inc.                        490,000       29,583,750
===============================================================
                                                     56,289,450
===============================================================

INSURANCE (MULTI-LINE)-0.89%

American International Group, Inc.     382,500       37,700,156
===============================================================

                                                     MARKET
                                     SHARES          VALUE

INSURANCE BROKERS-0.78%

Marsh & McLennan Cos., Inc.       $    281,000   $   32,877,000
===============================================================

INVESTMENT BANKING/BROKERAGE-2.63%

Goldman Sachs Group, Inc. (The)        299,000       31,974,313
---------------------------------------------------------------
Merrill Lynch & Co., Inc.              392,000       26,729,500
---------------------------------------------------------------
Morgan Stanley Dean Witter & Co.       391,000       30,986,750
---------------------------------------------------------------
Schwab (Charles) Corp. (The)           764,750       21,699,781
===============================================================
                                                    111,390,344
===============================================================

INVESTMENT MANAGEMENT-0.46%

Stilwell Financial, Inc.               493,000       19,442,688
===============================================================

MANUFACTURING (DIVERSIFIED)-0.37%

Tyco International Ltd. (Bermuda)      284,000       15,762,000
===============================================================

NATURAL GAS-2.12%

Dynegy Inc.-Class A                    535,000       29,993,438
---------------------------------------------------------------
Enron Corp.                            356,000       29,592,500
---------------------------------------------------------------
Williams Cos., Inc. (The)              757,000       30,232,688
===============================================================
                                                     89,818,626
===============================================================

OIL & GAS (EXPLORATION & PRODUCTION)-1.32%

Apache Corp.                           468,900       32,852,306
---------------------------------------------------------------
Kerr-McGee Corp.                       344,900       23,086,744
===============================================================
                                                     55,939,050
===============================================================

OIL (INTERNATIONAL INTEGRATED)-1.19%

Exxon Mobil Corp.                      257,700       22,403,794
---------------------------------------------------------------
TotalFinaElf S.A. (France)             187,000       27,815,412
===============================================================
                                                     50,219,206
===============================================================

POWER PRODUCERS (INDEPENDENT)-0.56%

AES Corp. (The)(f)                     430,000       23,811,250
===============================================================

RETAIL (BUILDING SUPPLIES)-0.32%

Home Depot, Inc. (The)                 295,500       13,500,656
===============================================================

RETAIL (FOOD CHAINS)-0.80%

Safeway Inc.(f)                        541,000       33,812,500
===============================================================

RETAIL (GENERAL MERCHANDISE)-0.75%

Target Corp.                           983,200       31,708,200
===============================================================

RETAIL (SPECIALTY)-0.70%

Bed Bath & Beyond Inc.(f)              949,000       21,233,875
---------------------------------------------------------------
Linens 'n Things, Inc.(f)              305,200        8,431,150
===============================================================
                                                     29,665,025
===============================================================

SERVICES (ADVERTISING/MARKETING)-1.31%

Lamar Advertising Co.(f)               500,000       19,296,875
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
SERVICES (ADVERTISING/MARKETING)-(CONTINUED)

Omnicom Group Inc.                $    437,000   $   36,216,375
===============================================================
                                                     55,513,250
===============================================================

SERVICES (COMPUTER SYSTEMS)-0.17%

Critical Path, Inc.(f)                 241,100        7,413,825
===============================================================

SERVICES (DATA PROCESSING)-0.33%

DST Systems, Inc.(f)                   212,000       14,204,000
===============================================================

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-1.82%

Amdocs Ltd. (United Kingdom)(f)        451,000       29,878,750
---------------------------------------------------------------
Level 3 Communications, Inc.(f)        269,140        8,831,156
---------------------------------------------------------------
NTT DoCoMo, Inc. (Japan)                   844       14,541,543
---------------------------------------------------------------
Openwave Systems Inc.(f)               290,000       13,901,875
---------------------------------------------------------------
Western Wireless Corp.-Class A(f)      247,300        9,691,069
===============================================================
                                                     76,844,393
===============================================================

TELECOMMUNICATIONS (LONG DISTANCE)-0.13%

Global Crossings Ltd. (Bermuda)(f)     393,852        5,637,007
===============================================================

TELEPHONE-5.77%

BellSouth Corp.                        500,000       20,468,750
---------------------------------------------------------------
Broadwing Inc.(f)                      609,520       13,904,675
---------------------------------------------------------------
Korea Telecom Corp.-ADR (South
  Korea)                               189,796        5,883,676
---------------------------------------------------------------
McLeodUSA, Inc.-Class A(f)           1,371,000       19,365,375
---------------------------------------------------------------
Qwest Communications
  International Inc.(f)                665,000       27,265,000
---------------------------------------------------------------
SBC Communications Inc.                744,000       35,526,000
---------------------------------------------------------------
Telecom Italia S.p.A. (Italy)        2,642,300       15,880,012
---------------------------------------------------------------
Telefonica S.A. (Spain)(f)           1,296,993       21,435,766
---------------------------------------------------------------
Time Warner Telecom Inc.-Class A(f)    358,200       22,723,313
---------------------------------------------------------------
Verizon Communications Inc.            800,000       40,100,000
---------------------------------------------------------------
Vodafone Group PLC (United
  Kingdom)                           5,907,285       21,685,415
===============================================================
                                                    244,237,982
===============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $1,681,688,527)                             2,069,786,990
===============================================================

PREFERRED STOCKS-1.36%

OIL & GAS (EXPLORATION & PRODUCTION)-0.58%

Kerr-McGee Corp.-$1.83 Pfd. DECS       445,000       24,530,625
===============================================================

POWER PRODUCERS (INDEPENDENT)-0.78%

AES Trust III-$3.38 Conv. Pfd.         108,600        9,339,600
---------------------------------------------------------------
Calpine Capital Trust III-$2.50
  Conv. Pfd. (Acquired 08/03/00;
  Cost $19,775,000)(b)                 395,500       23,878,312
===============================================================
                                                     33,217,912
===============================================================
    Total Preferred Stocks (Cost
      $44,423,431)                                   57,748,537
===============================================================

                                   PRINCIPAL         MARKET
                                   AMOUNT(g)         VALUE
NON-U.S. DOLLAR DENOMINATED
  BONDS & NOTES-0.86%

CANADA-0.37%

AT&T Canada Inc. (Telephone),
  Sr. Unsec. Unsub. Notes,
  7.15%, 09/23/04              CAD   1,200,000   $      790,091
---------------------------------------------------------------
Bell Mobility Cellular Inc.
  (Telecommunications-(Cellular/
  Wireless), Unsec. Deb., 6.55%,
  06/02/08                     CAD     2,500,000      1,637,441
---------------------------------------------------------------
Clearnet Communications Inc.
  (Telecommunications-Cellular/Wireless),
  Sr. Unsec. Disc. Notes,
  10.75%, 02/15/09(e)          CAD   5,000,000        2,674,822
---------------------------------------------------------------
Export Development Corp.
  (Sovereign Debt), Sr. Unsec.
  Unsub. Bonds, 6.50%,
  12/21/04                     NZD     6,000,000      2,615,000
---------------------------------------------------------------
Poco Petroleums Ltd. (Oil & Gas-
  Exploration & Production),
  Medium Term Notes, 6.60%,
  09/11/07                     CAD   4,800,000        3,208,106
---------------------------------------------------------------
Province of Ontario (Sovereign
  Debt), Unsec. Unsub. Notes,
  6.25%, 12/03/08              NZD   2,500,000        1,071,181
---------------------------------------------------------------
Teleglobe Canada Inc.
  (Telephone), Unsec. Deb.,
  8.35%, 06/20/03              CAD   1,000,000          689,207
---------------------------------------------------------------
TransCanada PipeLines Ltd.
  (Natural Gas)-Series Q, Deb.,
  10.63%, 10/20/09             CAD   1,100,000          932,217
---------------------------------------------------------------
Westcoast Energy Inc. (Natural
  Gas)- Series V, Unsec. Deb.,
  6.45%, 12/18/06(a)           CAD   3,000,000        2,028,465
===============================================================
                                                     15,646,530
===============================================================

CAYMAN ISLANDS-0.11%

Sutton Bridge Financing Ltd.
  (Electric Companies), Gtd.
  Notes, 8.63%, 06/30/22(a)    GBP   3,000,000        4,811,612
===============================================================

NETHERLANDS-0.10%

Mannesmann Finance B.V.
  (Machinery- Diversified), Gtd.
  Unsec. Unsub. Euro Notes,
  4.75%, 05/27/09              EUR   1,300,000        1,109,540
---------------------------------------------------------------
Tecnost International Finance
  N.V. (Telephone)-Series E,
  Gtd. Medium Term Euro Notes,
  6.13%, 07/30/09              EUR   3,210,000        2,878,729
===============================================================
                                                      3,988,269
===============================================================

                                   PRINCIPAL         MARKET
                                   AMOUNT(g)         VALUE

NEW ZEALAND-0.07%

International Bank for Reconstruction &
  Development-Class E (Banks-Money Center),
  Unsec. Medium Term Notes,
  5.50%, 04/15/04              NZD   7,050,000   $    3,004,735
===============================================================

UNITED KINGDOM-0.07%

British Sky Broadcasting Group
  PLC (Broadcasting-Television,
  Radio & Cable), Sr. Gtd.
  Unsec. Unsub. Bonds, 7.75%,
  07/09/09                     GBP   2,100,000        2,947,251
===============================================================

UNITED STATES OF AMERICA-0.14%

John Hancock Global Funding Ltd.
  (Insurance-Life/Health)-Series
  99-H, Sr. Sec. Sub. Medium
  Term Notes, 6.75%, 02/15/06  AUD  10,700,000        6,056,669
===============================================================
    Total Non-U.S. Dollar
      Denominated Bonds & Notes
      (Cost $38,990,649)                             36,455,066
===============================================================
U.S. TREASURY SECURITIES-9.20%

U.S. TREASURY BONDS-0.16%

6.13%, 11/15/27                   $  6,400,000        6,890,113
===============================================================

U.S. TREASURY NOTES-9.04%

6.63%, 05/31/02                     26,700,000       27,162,978
---------------------------------------------------------------
7.25%, 08/15/04                     33,800,000       36,152,142
---------------------------------------------------------------
5.88%, 11/15/04(h)                  13,000,000       13,343,070
---------------------------------------------------------------
6.75%, 05/15/05                     45,730,000       48,713,882
---------------------------------------------------------------
6.50%, 08/15/05 to 10/15/06(h)     121,000,000      128,559,740
---------------------------------------------------------------
6.50%, 02/15/10                     25,700,000       28,130,449
---------------------------------------------------------------
9.38%, 02/15/06(h)                  20,000,000       23,800,400
---------------------------------------------------------------
6.88%, 05/15/06                     34,500,000       37,326,930
---------------------------------------------------------------
5.75%, 08/15/10(h)                  37,500,000       39,310,500
===============================================================
                                                    382,500,091
===============================================================
    Total U.S. Treasury
      Securities (Cost
      $373,413,528)                                 389,390,204
===============================================================

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
U.S. GOVERNMENT AGENCY SECURITIES-1.58%

FEDERAL HOME LOAN MORTGAGE CORP.
  ("FHLMC")-0.86%

Pass through Ctfs.-TBA, 7.50%,
  01/01/31(i)                     $ 36,000,000   $   36,495,000
===============================================================

FEDERAL NATIONAL MORTGAGE
  ASSOCIATION ("FNMA")-0.72%

Pass through Ctfs.-TBA, 7.50%,
  01/01/31(i)                       30,000,000       30,403,125
===============================================================
    Total U.S. Government Agency
      Securities (Cost
      $66,617,812)                                   66,898,125
===============================================================

                                                     MARKET
                                     SHARES          VALUE
MONEY MARKET FUNDS-7.89%

STIC Liquid Assets Portfolio(j)    166,938,462   $  166,938,462
---------------------------------------------------------------
STIC Prime Portfolio(j)            166,938,462      166,938,462
===============================================================
    Total Money Market Funds
      (Cost $333,876,924)                           333,876,924
===============================================================
TOTAL INVESTMENTS-100.87% (Cost
  $3,800,342,068)                                 4,268,832,395
===============================================================
LIABILITIES LESS OTHER
  ASSETS-(0.87%)                                    (36,858,531)
===============================================================
NET ASSETS-100.00%                               $4,231,973,864
_______________________________________________________________
===============================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
AUD     - Australian Dollar
CAD     - Canadian Dollars
Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
DECS    - Dividend Enhanced Convertible Stock
Disc.   - Discounted
EUR     - Euro
GBP     - British Pound Sterling
Gtd.    - Guaranteed
NZD     - New Zealand Dollar
REGS    - Regulation S
Pfd.    - Preferred
RAPS    - Redeemable and Putable Security
REIT    - Real Estate Investment Trust
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated
VRD     - Variable Rate Demand

Notes to Schedule of Investments:

(a) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1993, as amended.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 12/31/00 was $97,473,610, which represents 2.30% of the Fund's net assets.
(c) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees.
(e) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f)  Non-income producing security.
(g) Foreign denominated security. Par value is denominated in currency indicated.
(h) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 9.
(i) Security purchased on forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section B.
(j) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS:

Investments, at market value (cost
  $3,800,342,068)*                             $4,268,832,395
-------------------------------------------------------------
Foreign currencies, at value (cost $153,007)          161,330
-------------------------------------------------------------
Receivables for:
  Investments sold                                  9,166,272
-------------------------------------------------------------
  Fund shares sold                                 21,663,409
-------------------------------------------------------------
  Dividends and interest                           36,143,797
-------------------------------------------------------------
Investment for deferred compensation plan              59,463
-------------------------------------------------------------
Collateral for securities loaned                  360,562,435
-------------------------------------------------------------
Other assets                                          160,149
=============================================================
    Total assets                                4,696,749,250
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            66,824,062
-------------------------------------------------------------
  Fund shares reacquired                           24,098,909
-------------------------------------------------------------
  Foreign currency contracts outstanding              217,630
-------------------------------------------------------------
  Deferred compensation plan                           59,463
-------------------------------------------------------------
  Collateral upon return of securities loaned     360,562,435
-------------------------------------------------------------
  Variation margin                                  5,721,300
-------------------------------------------------------------
Accrued advisory fees                               1,790,313
-------------------------------------------------------------
Accrued administrative services fees                   19,732
-------------------------------------------------------------
Accrued distribution fees                           3,661,859
-------------------------------------------------------------
Accrued trustees' fees                                    510
-------------------------------------------------------------
Accrued transfer agent fees                           655,684
-------------------------------------------------------------
Accrued operating expenses                          1,163,489
=============================================================
    Total liabilities                             464,775,386
_____________________________________________________________
=============================================================
Net assets applicable to shares outstanding    $4,231,973,864
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $2,507,641,121
_____________________________________________________________
=============================================================
Class B                                        $1,358,823,117
_____________________________________________________________
=============================================================
Class C                                        $  365,509,626
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                            83,321,309
_____________________________________________________________
=============================================================
Class B                                            45,275,689
_____________________________________________________________
=============================================================
Class C                                            12,164,233
_____________________________________________________________
=============================================================
Class A:
  Net asset value and redemption price per
    share                                      $        30.10
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $30.10 divided by
      95.25)%                                  $        31.60
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        30.01
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        30.05
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $72,584)                                     $  10,689,712
------------------------------------------------------------
Dividends from affiliated money market funds      15,690,645
------------------------------------------------------------
Interest                                         115,613,578
------------------------------------------------------------
Security lending                                     340,426
============================================================
    Total investment income                      142,334,361
============================================================
EXPENSES:

Advisory fees                                     19,294,478
------------------------------------------------------------
Administrative services fees                         219,636
------------------------------------------------------------
Custodian fees                                       343,545
------------------------------------------------------------
Distribution fees -- Class A                       5,444,457
------------------------------------------------------------
Distribution fees -- Class B                      13,096,097
------------------------------------------------------------
Distribution fees -- Class C                       2,965,032
------------------------------------------------------------
Transfer agent fees -- Class A                     3,182,744
------------------------------------------------------------
Transfer agent fees -- Class B                     2,211,768
------------------------------------------------------------
Transfer agent fees -- Class C                       500,757
------------------------------------------------------------
Trustees' fees                                        17,643
------------------------------------------------------------
Other                                              1,450,711
============================================================
    Total expenses                                48,726,868
============================================================
Less: Expenses paid indirectly                       (89,514)
------------------------------------------------------------
    Net expenses                                  48,637,354
============================================================
Net investment income                             93,697,007
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FOREIGN CURRENCY CONTRACTS, FUTURES
  CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           54,210,438
------------------------------------------------------------
  Foreign currencies                              (1,875,882)
------------------------------------------------------------
  Foreign currency contracts                       3,219,193
------------------------------------------------------------
  Futures contracts                              (50,478,496)
------------------------------------------------------------
  Option contracts written                         2,961,757
============================================================
                                                   8,037,010
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         (300,175,547)
------------------------------------------------------------
  Foreign currencies                                  25,677
------------------------------------------------------------
  Foreign currency contracts                        (873,273)
------------------------------------------------------------
  Futures contracts                              (14,096,431)
------------------------------------------------------------
  Option contracts written                          (326,547)
============================================================
                                                (315,446,121)
============================================================
Net gain (loss) from investment securities,
  foreign currencies, foreign currency
  contracts, futures contracts and option
  contracts                                     (307,409,111)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(213,712,104)
____________________________________________________________
============================================================

* At December 31, 2000, securities with an aggregate market value of $344,033,650 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2000 and 1999

                                                                   2000              1999
                                                              --------------    --------------
OPERATIONS:

  Net investment income                                       $   93,697,007    $   65,090,620
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, foreign currency contracts, futures
    contracts and option contracts                                 8,037,010        46,845,306
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, foreign
    currency contracts, futures contracts and option
    contracts                                                   (315,446,121)      374,938,596
==============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (213,712,104)      486,874,522
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (54,663,293)      (42,749,278)
----------------------------------------------------------------------------------------------
  Class B                                                        (22,292,342)      (20,909,084)
----------------------------------------------------------------------------------------------
  Class C                                                         (5,320,796)       (3,188,689)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                        (39,511,188)               --
----------------------------------------------------------------------------------------------
  Class B                                                        (21,396,291)               --
----------------------------------------------------------------------------------------------
  Class C                                                         (5,732,223)               --
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        922,806,014       243,729,476
----------------------------------------------------------------------------------------------
  Class B                                                        291,069,331       132,034,584
----------------------------------------------------------------------------------------------
  Class C                                                        196,576,584        61,800,642
==============================================================================================
    Net increase in net assets                                 1,047,823,692       857,592,173
==============================================================================================

NET ASSETS:

  Beginning of year                                            3,184,150,172     2,326,557,999
==============================================================================================
  End of year                                                 $4,231,973,864    $3,184,150,172
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $3,809,280,125    $2,395,161,389
----------------------------------------------------------------------------------------------
  Undistributed net investment income                              1,041,061           404,927
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, foreign currency
    contracts, futures contracts and option contracts            (36,532,402)       14,952,655
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, foreign currency contracts, futures
    contracts and option contracts                               458,185,080       773,631,201
==============================================================================================
                                                              $4,231,973,864    $3,184,150,172
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis.

     The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with varying prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.

     Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

     Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

     On December 31, 2000, undistributed net investment income was decreased by $10,784,442, undistributed net realized gains increased by $7,117,635 and paid in capital increased $3,666,807 as a result of differing book/tax treatment of foreign currency transactions and utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Outstanding foreign currency contracts at December 31, 2000 were as follows:

                                                                      UNREALIZED
   SETTLEMENT                    CONTRACT TO                         APPRECIATION
      DATE      CURRENCY    DELIVER       RECEIVE        VALUE      (DEPRECIATION)
   ----------   --------   ----------   -----------   -----------   --------------
    03/09/01      AUD      10,500,000   $ 5,723,025   $ 5,844,405     $(121,380)
   -------------------------------------------------------------------------------
    03/30/01      NZD      14,600,000     6,361,220     6,457,470       (96,250)
   ===============================================================================
                                        $12,084,245   $12,301,875     $(217,630)
    ______________________________________________________________________________
   ===============================================================================

G. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

H. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

I. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

J. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

K. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2000, AIM was paid $219,636 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended December 31, 2000, AFS was paid $2,257,435 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $5,444,457, $13,096,097 and $2,965,032, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,348,605 from sales of the Class A shares of the Fund during the year ended December 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 2000, AIM Distributors received $284,148 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended December 31, 2000, the Fund paid legal fees of $10,428 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $62,520 and reductions in custodian fees of $26,994 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $89,514.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At December 31, 2000, securities with an aggregate value of $344,033,650 were on loan to brokers. The loans were secured by cash collateral of $360,562,435 received by the Fund and invested in affiliated money market funds as follows:
$180,281,218 in STIC Liquid Assets Portfolio and $180,281,217 in STIC Prime Portfolio. For the year ended December 31, 2000, the Fund received fees of $340,426 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $3,249,323,181 and $1,965,643,456, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $ 634,329,659
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (167,683,067)
=========================================================
Net unrealized appreciation of investment
  securities                                $ 466,646,592
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $3,802,185,803

NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2000 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                  -----------------------
                                  NUMBER OF     PREMIUMS
                                  CONTRACTS     RECEIVED
                                  ---------    ----------
Beginning of year                   3,490      $1,494,360
---------------------------------------------------------
Written                             7,912       3,383,264
---------------------------------------------------------
Closed                             (8,872)     (3,537,089)
---------------------------------------------------------
Exercised                          (1,280)       (642,433)
---------------------------------------------------------
Expired                            (1,250)       (698,102)
=========================================================
End of year                            --      $       --
_________________________________________________________
=========================================================

NOTE 9-FUTURES CONTRACTS

On December 31, 2000, $24,443,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                                                 UNREALIZED
                        NO. OF       MONTH/        MARKET       APPRECIATION
CONTRACT               CONTRACTS   COMMITMENT      VALUE       (DEPRECIATION)
--------               ---------   ----------   ------------   --------------
Nasdaq 100 Index          156      Mar-01/Buy   $ 37,042,200    $ (6,107,669)
-----------------------------------------------------------------------------
S&P 500 Index             822      Mar-01/Buy    274,342,500      (4,011,309)
=============================================================================
                                                $311,384,700    $(10,118,978)
_____________________________________________________________________________
=============================================================================

NOTE 10-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                                                          2000                             1999
                                                              -----------------------------    -----------------------------
                                                                SHARES           AMOUNT          SHARES           AMOUNT
                                                              -----------    --------------    -----------    --------------
Sold:
  Class A                                                      44,686,844    $1,459,628,858     24,207,279    $  705,353,097
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      13,281,625       433,100,994      9,923,280       287,877,047
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       7,345,840       240,137,040      3,295,250        96,614,771
============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       2,771,578        87,115,195      1,334,538        39,562,999
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,260,443        39,350,153        652,505        19,306,388
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                         313,857         9,736,859         92,159         2,744,998
============================================================================================================================
Reacquired:
  Class A                                                     (19,211,948)     (623,938,039)   (17,165,067)     (501,186,620)
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (5,548,847)     (181,381,816)    (6,020,681)     (175,148,851)
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,639,854)      (53,297,315)    (1,289,864)      (37,559,127)
============================================================================================================================
                                                               43,259,538    $1,410,451,929     15,029,399    $  437,564,702
____________________________________________________________________________________________________________________________
============================================================================================================================

NOTE 11-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                              --------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------
                                                               2000(a)       1999(a)       1998(a)        1997        1996
                                                              ----------    ----------    ----------    --------    --------
Net asset value, beginning of period                          $    32.69    $    28.23    $    25.78    $  21.84    $  19.22
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.92          0.82          0.71        0.60        0.66
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (2.23)         4.46          2.45        4.66        2.99
============================================================================================================================
    Total from investment operations                               (1.31)         5.28          3.16        5.26        3.65
============================================================================================================================
Less distributions:
  Dividends from net investment income                             (0.79)        (0.82)        (0.65)      (0.55)      (0.55)
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (0.49)           --         (0.06)      (0.77)      (0.48)
============================================================================================================================
    Total distributions                                            (1.28)        (0.82)        (0.71)      (1.32)      (1.03)
============================================================================================================================
Net asset value, end of period                                $    30.10    $    32.69    $    28.23    $  25.78    $  21.84
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                                    (4.18)%       19.04%        12.46%      24.41%      19.25%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,507,641    $1,800,350    $1,318,230    $683,633    $334,189
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                             0.96%(c)       0.94%        0.95%       0.98%       1.15%
============================================================================================================================
Ratio of net investment income to average net assets                2.80%(c)       2.81%        2.81%       2.48%       2.97%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                               55%           65%           43%         66%         72%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c)  Ratios are based on average daily net assets of $2,177,782,695.

                                                                                        CLASS B
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                               2000(a)       1999(a)      1998(a)       1997        1996
                                                              ----------    ----------    --------    --------    --------
Net asset value, beginning of period                          $    32.61    $    28.18    $  25.75    $  21.83    $  19.22
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.66          0.58        0.42        0.38        0.48
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (2.23)         4.45        2.51        4.68        2.99
==========================================================================================================================
    Total from investment operations                               (1.57)         5.03        2.93        5.06        3.47
==========================================================================================================================
Less distributions:
  Dividends from net investment income                             (0.54)        (0.60)      (0.44)      (0.37)      (0.38)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (0.49)           --       (0.06)      (0.77)      (0.48)
==========================================================================================================================
    Total distributions                                            (1.03)        (0.60)      (0.50)      (1.14)      (0.86)
==========================================================================================================================
Net asset value, end of period                                $    30.01    $    32.61    $  28.18    $  25.75    $  21.83
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                    (4.93)%       18.08%      11.53%      23.42%      18.28%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,358,823    $1,183,215    $894,165    $486,506    $237,082
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                             1.73%(c)       1.75%      1.76%       1.79%       1.97%
==========================================================================================================================
Ratio of net investment income to average net assets                2.03%(c)       2.00%      2.00%       1.67%       2.15%
==========================================================================================================================
Portfolio turnover rate                                               55%           65%         43%         66%         72%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $1,309,609,673.

                                                                                       CLASS C
                                                              ----------------------------------------------------------
                                                                                                      AUGUST 4, 1997
                                                                  YEAR ENDED DECEMBER 31,         (DATE SALES COMMENCED)
                                                              --------------------------------       TO DECEMBER 31,
                                                              2000(a)     1999(a)     1998(a)              1997
                                                              --------    --------    --------    ----------------------
Net asset value, beginning of period                          $  32.65    $  28.21    $  25.76            $25.55
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.66        0.58        0.42              0.16
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (2.23)       4.46        2.53              1.01
========================================================================================================================
    Total from investment operations                             (1.57)       5.04        2.95              1.17
========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.54)      (0.60)      (0.44)            (0.19)
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.49)         --       (0.06)            (0.77)
========================================================================================================================
    Total distributions                                          (1.03)      (0.60)      (0.50)            (0.96)
========================================================================================================================
Net asset value, end of period                                $  30.05    $  32.65    $  28.21            $25.76
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                  (4.93)%     18.09%      11.60%             4.67%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $365,510    $200,585    $114,163            $9,394
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets                           1.73%(c)     1.75%      1.73%             1.78%(d)
========================================================================================================================
Ratio of net investment income to average net assets              2.03%(c)     2.00%      2.03%             1.68%(d)
========================================================================================================================
Portfolio turnover rate                                             55%         65%         43%               66%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $296,503,243.
(d)  Annualized.

NOTE 12-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS (UNAUDITED)

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed PricewaterhouseCoopers LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the two years ended December 31, 1999. The audit reports of KPMG LLP on the financial statements of the Fund for the two years ended December 31, 1999 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the two years ended December 31, 1999, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.
  Neither the Fund nor anyone on its behalf consulted with PricewaterhouseCoopers LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of AIM Value Fund
and Board of Trustees of AIM Funds Group:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Value Fund (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets of the Fund for the year ended December 31, 1999 and the financial highlights for each of the periods ended on or before December 31, 1999 were audited by other independent accountants whose report dated February 14, 2000 expressed an unqualified opinion thereon.

/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
February 19, 2001

INDEPENDENT AUDITORS' REPORT



To the Board of Trustees and Shareholders
AIM Value Fund:

We have audited the accompanying statement of changes in net assets of AIM Value Fund (a portfolio of AIM Funds Group) for the year ended December 31, 1999 and the financial highlights for each of the years in the four-year period then ended. This financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM Value Fund for the year ended December 31, 1999 and the financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP

February 4, 2000
Houston, Texas

SCHEDULE OF INVESTMENTS
December 31, 2000

                                                     MARKET
                                    SHARES            VALUE
DOMESTIC COMMON STOCKS-80.63%

BANKS (MAJOR REGIONAL)-0.55%

Bank of New York Co., Inc. (The)     2,500,000   $   137,968,750
================================================================

BANKS (MONEY CENTER)-1.16%

J.P. Morgan Chase & Co.              6,375,000       289,664,062
================================================================

BROADCASTING (TELEVISION,
  RADIO & CABLE)-10.85%

Comcast Corp.-Class A(a)(b)         39,250,000     1,638,687,500
----------------------------------------------------------------
Cox Communications, Inc.-Class
  A(a)                              23,000,000     1,070,937,500
================================================================
                                                   2,709,625,000
================================================================

COMPUTERS (HARDWARE)-2.69%

Apple Computer, Inc.(a)(b)          17,500,000       260,312,500
----------------------------------------------------------------
Compaq Computer Corp.               20,000,000       301,000,000
----------------------------------------------------------------
Sun Microsystems, Inc.(a)            4,000,000       111,500,000
================================================================
                                                     672,812,500
================================================================

COMPUTERS (NETWORKING)-1.85%

Cisco Systems, Inc.(a)              12,107,000       463,092,750
================================================================

COMPUTERS (PERIPHERALS)-0.99%

EMC Corp.(a)                         3,700,000       246,050,000
================================================================

COMPUTERS (SOFTWARE & SERVICES)-2.40%

America Online, Inc.(a)              4,500,000       156,600,000
----------------------------------------------------------------
At Home Corp.-Series A(a)            4,803,700        26,570,466
----------------------------------------------------------------
Microsoft Corp.(a)                   2,250,000        97,593,750
----------------------------------------------------------------
Oracle Corp.(a)                     11,000,000       319,687,500
================================================================
                                                     600,451,716
================================================================

ELECTRICAL EQUIPMENT-0.22%

Solectron Corp.(a)                   1,600,000        54,240,000
================================================================

ELECTRONICS (SEMICONDUCTORS)-2.15%

Analog Devices, Inc.(a)             10,500,000       537,468,750
================================================================

EQUIPMENT (SEMICONDUCTOR)-0.90%

Applied Materials, Inc.(a)           2,000,000        76,375,000
----------------------------------------------------------------
Teradyne, Inc.(a)                    4,000,000       149,000,000
================================================================
                                                     225,375,000
================================================================

FINANCIAL (DIVERSIFIED)-6.65%

American Express Co.                 9,750,000       535,640,625
----------------------------------------------------------------
Citigroup Inc.                      14,033,333       716,577,066
----------------------------------------------------------------
Freddie Mac                          2,750,000       189,406,250
----------------------------------------------------------------
J.P. Morgan & Co., Inc.              1,325,000       219,287,500
================================================================
                                                   1,660,911,441
================================================================

                                                     MARKET
                                    SHARES            VALUE

HEALTH CARE (DIVERSIFIED)-2.24%

Johnson & Johnson                    5,325,000   $   559,457,812
================================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-4.66%

Pfizer Inc.                         20,391,200       937,995,200
----------------------------------------------------------------
Schering-Plough Corp.                4,000,000       227,000,000
================================================================
                                                   1,164,995,200
================================================================

HEALTH CARE (MANAGED CARE)-1.23%

UnitedHealth Group Inc.              5,000,000       306,875,000
================================================================

HEALTH CARE (MEDICAL PRODUCTS
  & SUPPLIES)-1.34%

Baxter International, Inc.           1,500,000       132,468,750
----------------------------------------------------------------
Guidant Corp.(a)                     3,739,000       201,672,312
================================================================
                                                     334,141,062
================================================================

HOUSEHOLD PRODUCTS
  (NON-DURABLES)-1.27%

Kimberly-Clark Corp.                 4,500,000       318,105,000
================================================================

INSURANCE (MULTI-LINE)-4.65%

American International Group,
  Inc.                              10,125,000       997,945,312
----------------------------------------------------------------
Hartford Financial Services
  Group, Inc. (The)                  2,300,000       162,437,500
================================================================
                                                   1,160,382,812
================================================================

INVESTMENT BANKING/BROKERAGE-4.75%

Merrill Lynch & Co., Inc.            3,200,000       218,200,000
----------------------------------------------------------------
Morgan Stanley Dean Witter &
  Co.                               12,231,700       969,362,225
================================================================
                                                   1,187,562,225
================================================================

MANUFACTURING (DIVERSIFIED)-2.46%

Honeywell International Inc.        13,000,000       615,062,500
================================================================

NATURAL GAS-1.59%

Williams Cos., Inc. (The)            9,960,900       397,813,444
================================================================

OIL & GAS (DRILLING & EQUIPMENT)-2.19%

R&B Falcon Corp.(a)                  3,855,700        88,440,119
----------------------------------------------------------------
Schlumberger Ltd.                    3,625,000       289,773,438
----------------------------------------------------------------
Transocean Sedco Forex Inc.          3,647,100       167,766,600
================================================================
                                                     545,980,157
================================================================

OIL (INTERNATIONAL INTEGRATED)-1.76%

Chevron Corp.                        1,600,000       135,100,000
----------------------------------------------------------------
Exxon Mobil Corp.                    3,500,000       304,281,250
================================================================
                                                     439,381,250
================================================================

                                                     MARKET
                                    SHARES            VALUE

RETAIL (COMPUTERS & ELECTRONICS)-0.96%

Best Buy Co., Inc.(a)                8,071,500   $   238,613,719
================================================================

RETAIL (DRUG STORES)-2.72%

Walgreen Co.                        16,231,000       678,658,688
================================================================

RETAIL (FOOD CHAINS)-3.22%

Kroger Co. (The)(a)                  8,000,000       216,500,000
----------------------------------------------------------------
Safeway Inc.(a)                      9,405,600       587,850,000
================================================================
                                                     804,350,000
================================================================

RETAIL (GENERAL MERCHANDISE)-4.00%

Costco Wholesale Corp.(a)            6,750,000       269,578,125
----------------------------------------------------------------
Target Corp.                        22,600,000       728,850,000
================================================================
                                                     998,428,125
================================================================

RETAIL (SPECIALTY-APPAREL)-0.51%

Gap, Inc. (The)                      5,000,000       127,500,000
================================================================

SERVICES (ADVERTISING/MARKETING)-3.09%

Omnicom Group Inc.(b)                9,307,300       771,342,488
================================================================

SERVICES (DATA PROCESSING)-4.70%

Automatic Data Processing,
  Inc.                               4,700,000       297,568,750
----------------------------------------------------------------
First Data Corp.                    16,623,900       875,871,731
================================================================
                                                   1,173,440,481
================================================================

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-2.88%

Nextel Communications,
  Inc.-Class A(a)                   29,093,800       720,071,550
================================================================
    Total Domestic Common
      Stocks (Cost
      $17,862,991,702)                            20,139,821,482
================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-10.30%

BERMUDA-4.89%

Tyco International Ltd.
  (Manufacturing- Diversified)      22,000,000     1,221,000,000
================================================================

CANADA-2.29%

Celestica Inc. (Electronics-
  Semiconductors)(a)                 7,600,000       412,300,000
----------------------------------------------------------------

                                                     MARKET
                                    SHARES            VALUE
CANADA-(CONTINUED)

Nortel Networks Corp.
  (Communications Equipment)         5,000,000   $   160,312,500
================================================================
                                                     572,612,500
================================================================

FINLAND-1.17%

Nokia Oyj-ADR (Communications
  Equipment)                         6,700,000       291,450,000
================================================================

FRANCE-0.45%

Alcatel S.A.-ADR
  (Communications Equipment)         2,000,000       111,875,000
================================================================

UNITED KINGDOM-1.50%

Amdocs Ltd.
  (Telecommunications-
  Cellular/Wireless)(a)                115,900         7,678,375
----------------------------------------------------------------
BP Amoco PLC-ADR
  (Oil-International Integrated)     7,700,000       368,637,500
================================================================
                                                     376,315,875
================================================================
    Total Foreign Stocks &
      Other Equity Interests
      (Cost $1,939,079,867)                        2,573,253,375
================================================================

                                  PRINCIPAL
                                    AMOUNT
U.S. TREASURY SECURITIES-0.21%

U.S. TREASURY BILLS-0.21%

5.77%, 03/22/01 (Cost
  $51,375,467)(c)(d)            $   52,000,000        51,370,800
================================================================

                                    SHARES
MONEY MARKET FUNDS-9.37%

STIC Liquid Assets
  Portfolio(e)                   1,169,522,058     1,169,522,058
----------------------------------------------------------------
STIC Prime Portfolio(e)          1,169,522,058     1,169,522,058
================================================================
    Total Money Market Funds
      (Cost $2,339,044,116)                        2,339,044,116
================================================================
TOTAL INVESTMENTS-100.51%
  (Cost $22,192,491,152)                          25,103,489,773
================================================================
LIABILITIES LESS OTHER
  ASSETS-(0.51%)                                    (126,428,148)
================================================================
NET ASSETS-100.00%                               $24,977,061,625
________________________________________________________________
================================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate market value of these securities as of 12/31/00 was $2,670,342,488, which represented 10.69% of the Fund's net assets.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 8.
(d) The interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS:

Investments, at market value (cost
  $22,192,491,152)*                           $25,103,489,773
-------------------------------------------------------------
Receivables for:
  Investments sold                                 30,839,098
-------------------------------------------------------------
  Fund shares sold                                 36,369,892
-------------------------------------------------------------
  Dividends and interest                           20,639,594
-------------------------------------------------------------
Investment for deferred compensation plan             290,402
-------------------------------------------------------------
Collateral for securities loaned                  232,476,600
-------------------------------------------------------------
Other assets                                        1,345,793
=============================================================
    Total assets                               25,425,451,152
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             8,549,542
-------------------------------------------------------------
  Fund shares reacquired                           97,664,758
-------------------------------------------------------------
  Foreign currency contracts closed                 1,262,901
-------------------------------------------------------------
  Foreign currency contracts outstanding           30,173,628
-------------------------------------------------------------
  Options written (premiums received
    $76,053,069)                                   26,613,562
-------------------------------------------------------------
  Deferred compensation plan                          290,402
-------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        232,476,600
-------------------------------------------------------------
  Variation margin                                 10,123,750
-------------------------------------------------------------
Accrued advisory fees                              11,696,287
-------------------------------------------------------------
Accrued administrative services fees                   72,051
-------------------------------------------------------------
Accrued distribution fees                          24,932,256
-------------------------------------------------------------
Accrued transfer agent fees                         2,806,943
-------------------------------------------------------------
Accrued operating expenses                          1,726,847
=============================================================
    Total liabilities                             448,389,527
=============================================================
Net assets applicable to shares
  outstanding                                 $24,977,061,625
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                       $11,223,503,824
_____________________________________________________________
=============================================================
Class B                                       $12,491,365,831
_____________________________________________________________
=============================================================
Class C                                       $ 1,262,191,970
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                           897,295,063
_____________________________________________________________
=============================================================
Class B                                         1,045,872,965
_____________________________________________________________
=============================================================
Class C                                           105,625,942
_____________________________________________________________
=============================================================
Class A :
  Net asset value and redemption price per
    share                                     $         12.51
-------------------------------------------------------------
  Offering price per share: (Net asset
    value of $12.51 divided by 94.50%)        $         13.24
_____________________________________________________________
=============================================================
Class B :
  Net asset value and offering price per
    share                                     $         11.94
_____________________________________________________________
=============================================================
Class C :
  Net asset value and offering price per
    share                                     $         11.95
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  of $1,503,487)                              $   105,653,472
-------------------------------------------------------------
Dividends from affiliated money market
  funds                                           146,120,135
-------------------------------------------------------------
Interest                                              292,589
-------------------------------------------------------------
Security lending                                       88,707
=============================================================
    Total investment income                       252,154,903
=============================================================

EXPENSES:

Advisory fees                                     178,352,446
-------------------------------------------------------------
Administrative services fees                          959,833
-------------------------------------------------------------
Custodian fees                                      1,232,008
-------------------------------------------------------------
Distribution fees -- Class A                       31,857,597
-------------------------------------------------------------
Distribution fees -- Class B                      144,649,550
-------------------------------------------------------------
Distribution fees -- Class C                       12,863,973
-------------------------------------------------------------
Transfer agent fees -- Class A                     15,459,549
-------------------------------------------------------------
Transfer agent fees -- Class B                     21,540,954
-------------------------------------------------------------
Transfer agent fees -- Class C                      1,915,680
-------------------------------------------------------------
Trustee's fees                                         64,711
-------------------------------------------------------------
Other                                               9,067,864
=============================================================
    Total expenses                                417,964,165
=============================================================
Less: Fees waived                                 (11,485,909)
-------------------------------------------------------------
    Expenses paid indirectly                         (500,490)
=============================================================
    Net expenses                                  405,977,766
=============================================================

Net investment income (loss)                     (153,822,863)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCY
  CONTRACTS, FUTURES CONTRACTS AND OPTION
  CONTRACTS

Net realized gain (loss) from:
  Investment securities                         1,534,916,534
-------------------------------------------------------------
  Foreign currency contracts                      273,598,057
-------------------------------------------------------------
  Futures contracts                                (8,346,967)
-------------------------------------------------------------
  Option contracts written                          2,054,630
=============================================================
                                                1,802,222,254
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        (6,232,949,524)
-------------------------------------------------------------
  Foreign currency contracts                      (99,122,605)
-------------------------------------------------------------
  Futures contracts                               (10,808,068)
-------------------------------------------------------------
  Option contracts written                         49,439,507
=============================================================
                                               (6,293,440,690)
=============================================================
Net gain (loss) from investment
  securities, foreign currency contracts,
  futures contracts and option contracts       (4,491,218,436)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                   $(4,645,041,299)
_____________________________________________________________
=============================================================

* At December 31, 2000, securities with an aggregate market value of $203,320,677 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2000 and 1999

                                                                   2000               1999
                                                              ---------------    ---------------
OPERATIONS:

  Net investment income (loss)                                $  (153,822,863)   $  (115,945,323)
------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currency contracts, futures contracts and option
    contracts                                                   1,802,222,254      2,580,583,708
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currency contracts,
    futures contracts and option contracts                     (6,293,440,690)     3,559,362,924
================================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (4,645,041,299)     6,024,001,309
================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                      (1,074,794,698)      (788,853,278)
------------------------------------------------------------------------------------------------
  Class B                                                      (1,247,299,950)      (918,638,257)
------------------------------------------------------------------------------------------------
  Class C                                                        (126,240,715)       (52,550,069)
------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       1,670,331,026      1,781,344,407
------------------------------------------------------------------------------------------------
  Class B                                                       1,786,995,772      2,515,709,918
------------------------------------------------------------------------------------------------
  Class C                                                         774,093,169        562,747,820
================================================================================================
    Net increase (decrease) in net assets                      (2,861,956,695)     9,123,761,850
================================================================================================

NET ASSETS:

  Beginning of year                                            27,839,018,320     18,715,256,470
================================================================================================
  End of year                                                 $24,977,061,625    $27,839,018,320
________________________________________________________________________________________________
================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $22,036,509,303    $17,884,938,370
------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (751,164)          (577,334)
------------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currency contracts, futures
    contracts and option contracts                                 21,847,054        741,760,162
------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currency contracts, futures contracts and option
    contracts                                                   2,919,456,432      9,212,897,122
================================================================================================
                                                              $24,977,061,625    $27,839,018,320
________________________________________________________________________________________________
================================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital. Income is a secondary objective.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On December 31, 2000, undistributed net investment income (loss) was increased by $153,649,033, undistributed net realized gains decreased by $73,799,999, and paid-in capital decreased by $79,849,034 as a result of differences due to utilization of a portion of the proceed from redemptions as distributions for federal income tax purposes and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

Outstanding foreign currency contracts at December 31, 2000 were as follows:

                              CONTRACT TO                            UNREALIZED
SETTLEMENT             --------------------------                   APPRECIATION
DATE        CURRENCY     DELIVER       RECEIVE         VALUE       (DEPRECIATION)
----------  --------   -----------   ------------   ------------   --------------
02/28/01      CAD      185,750,000   $121,088,657   $123,971,907    $ (2,883,250)
---------------------------------------------------------------------------------
02/28/01      CAD      121,000,000     78,878,748     80,756,935      (1,878,187)
---------------------------------------------------------------------------------
02/28/01      CAD      107,500,000     70,123,940     71,746,864      (1,622,924)
---------------------------------------------------------------------------------
02/28/01      CAD       69,500,000     45,313,183     46,385,182      (1,071,999)
---------------------------------------------------------------------------------
02/28/01      CAD      183,000,000    119,389,354    122,136,522      (2,747,168)
---------------------------------------------------------------------------------
02/28/01      EUR       34,650,000     29,502,050     32,624,049      (3,121,999)
---------------------------------------------------------------------------------
02/28/01      EUR       60,350,000     51,623,390     56,821,396      (5,198,006)
---------------------------------------------------------------------------------
02/28/01      EUR       60,000,000     51,193,200     56,491,860      (5,298,660)
---------------------------------------------------------------------------------
03/02/01      EUR       95,000,000     83,533,500     89,452,285      (5,918,785)
---------------------------------------------------------------------------------
03/02/01      EUR       50,000,000     46,647,500     47,080,150        (432,650)
=================================================================================
                       966,750,000   $697,293,522   $727,467,150    $(30,173,628)
_________________________________________________________________________________
=================================================================================

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability.

   The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. Effective July 1, 2000, AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. AIM had previously agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% of the Fund's average daily net assets in excess of $2 billion. During the year ended December 31, 2000, AIM waived fees of $11,485,909.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2000, AIM was paid $959,833 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended December 31, 2000, AFS was paid $21,601,925 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $31,857,597, $144,649,550 and $12,863,973, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $6,912,097 from sales of the Class A shares of the Fund during the year ended December 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 2000, AIM Distributors received $1,003,943 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended December 31, 2000, the Fund paid legal fees of $53,532 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $451,199 and reductions in custodian fees of $49,291 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $500,490.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At December 31, 2000, securities with an aggregate value of $203,320,677 were on loan to brokers. The loans were secured by cash collateral of $232,476,600 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended December 31, 2000, the Fund received fees of $88,707 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $20,006,959,576 and $17,680,938,320, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                   $ 4,640,716,021
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                    (1,774,776,483)
=========================================================
Net unrealized appreciation of
  investment securities                   $ 2,865,939,538
_________________________________________________________
=========================================================

Cost of investments for tax purposes is $22,237,550,235.

NOTE 8-FUTURES CONTRACTS

On December 31, 2000, $46,355,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                                                 UNREALIZED
                        NO. OF       MONTH/        MARKET       APPRECIATION
CONTRACT               CONTRACTS   COMMITMENT      VALUE       (DEPRECIATION)
--------               ---------   ----------   ------------   --------------
S&P 500 Index            2225       March 01    $742,593,750    $(10,808,068)
_____________________________________________________________________________
=============================================================================

NOTE 9-CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2000 are summarized as follows:

                                             CALL OPTION CONTRACTS
                                            ------------------------
                                            NUMBER OF     PREMIUMS
                                            CONTRACTS     RECEIVED
                                            ---------    -----------
Beginning of year                                 --     $        --
--------------------------------------------------------------------
Written                                      108,390      83,894,745
--------------------------------------------------------------------
Exercised                                    (12,000)     (5,787,045)
--------------------------------------------------------------------
Expired                                      (10,000)     (2,054,631)
====================================================================
End of year                                   86,390     $76,053,069
____________________________________________________________________
====================================================================

Open call option contracts written as of December 31, 2000 were as follows:

                                                                                              DECEMBER 31,
                                            CONTRACT    STRIKE    NUMBER OF     PREMIUMS          2000         UNREALIZED
ISSUE                                        MONTH      PRICE     CONTRACTS     RECEIVED      MARKET VALUE    APPRECIATION
-----                                       --------    ------    ---------    -----------    ------------    ------------
Guidant Corp.                                Jan-01     $50.00     25,000      $26,503,863    $12,343,750     $14,160,113
--------------------------------------------------------------------------------------------------------------------------
Guidant Corp.                                Jan-01      65.00     12,390       12,306,451        232,312      12,074,139
--------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co.                          Jan-01      70.00     32,000       26,673,189      8,300,000      18,373,189
--------------------------------------------------------------------------------------------------------------------------
Nokia Corp.                                  Jan-01      42.50     17,000       10,569,566      5,737,500       4,832,066
==========================================================================================================================
                                                                   86,390      $76,053,069    $26,613,562     $49,439,507
__________________________________________________________________________________________________________________________
==========================================================================================================================

NOTE 10-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                                                          2000                               1999
                                                            --------------------------------    ------------------------------
                                                               SHARES            AMOUNT           SHARES           AMOUNT
                                                            -------------    ---------------    -----------    ---------------
Sold:
  Class A                                                     630,010,408    $ 3,156,759,316     65,309,195    $ 2,905,872,208
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     703,853,509      2,552,273,834     67,138,813      2,915,628,481
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      87,455,815        904,931,025     13,738,072        600,569,156
==============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      83,714,399      1,028,837,590     16,150,747        754,887,097
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      99,085,297      1,163,271,351     19,043,747        860,577,418
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      10,150,935        119,273,711      1,098,977         49,675,082
==============================================================================================================================
Reacquired:
  Class A                                                     (75,280,734)    (2,515,265,880)   (42,137,878)    (1,879,414,898)
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (60,835,163)    (1,928,549,413)   (29,076,106)    (1,260,495,981)
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (10,212,288)      (250,111,567)    (2,008,443)       (87,496,418)
==============================================================================================================================
                                                            1,467,942,178    $ 4,231,419,967    109,257,124    $ 4,859,802,145
______________________________________________________________________________________________________________________________
==============================================================================================================================

NOTE 11-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                            ---------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                            ---------------------------------------------------------------------
                                                            2000(a)(b)        1999(a)       1998(a)       1997(a)      1996(a)(b)
                                                            -----------     -----------    ----------    ----------    ----------
Net asset value, beginning of period                        $     16.28     $     13.40    $    10.81    $     9.72    $     8.94
-----------------------------------------------------       -----------     -----------    ----------    ----------    ----------
Income from investment operations:
  Net investment income (loss)                                    (0.04)          (0.01)         0.03          0.05          0.14
-----------------------------------------------------       -----------     -----------    ----------    ----------    ----------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (2.42)           3.97          3.46          2.26          1.14
=====================================================       ===========     ===========    ==========    ==========    ==========
    Total from investment operations                              (2.46)           3.96          3.49          2.31          1.28
=====================================================       ===========     ===========    ==========    ==========    ==========
Less distributions:
  Dividends from net investment income                               --              --         (0.03)        (0.01)        (0.13)
-----------------------------------------------------       -----------     -----------    ----------    ----------    ----------
  Distributions from net realized gains                           (1.31)          (1.08)        (0.87)        (1.21)        (0.37)
=====================================================       ===========     ===========    ==========    ==========    ==========
    Total distributions                                           (1.31)          (1.08)        (0.90)        (1.22)        (0.50)
=====================================================       ===========     ===========    ==========    ==========    ==========
Net asset value, end of period                              $     12.51     $     16.28    $    13.40    $    10.81    $     9.72
_____________________________________________________       ___________     ___________    __________    __________    __________
=====================================================       ===========     ===========    ==========    ==========    ==========
Total return(c)                                                  (14.95)%         29.95%        32.76%        23.95%        14.52%
_____________________________________________________       ___________     ___________    __________    __________    __________
=====================================================       ===========     ===========    ==========    ==========    ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $11,223,504     $12,640,073    $8,823,094    $6,745,253    $5,100,061
_____________________________________________________       ___________     ___________    __________    __________    __________
=====================================================       ===========     ===========    ==========    ==========    ==========
Ratio of expenses to average net assets:
  With fee waivers                                                 1.00%(d)        1.00%         1.00%         1.04%         1.11%
-----------------------------------------------------       -----------     -----------    ----------    ----------    ----------
  Without fee waivers                                              1.04%(d)        1.02%         1.02%         1.06%         1.13%
=====================================================       ===========     ===========    ==========    ==========    ==========
Ratio of net investment income (loss) to average net
  assets                                                          (0.11)%(d)       (0.09)%       0.26%         0.57%         1.65%
_____________________________________________________       ___________     ___________    __________    __________    __________
=====================================================       ===========     ===========    ==========    ==========    ==========
Portfolio turnover rate                                              67%             66%          113%          137%          126%
_____________________________________________________       ___________     ___________    __________    __________    __________
=====================================================       ===========     ===========    ==========    ==========    ==========

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c)  Does not include sales charges.
(d)  Ratios are based on average daily net assets of $12,743,038,992.

                                                                                           CLASS B
                                                            ---------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                            ---------------------------------------------------------------------
                                                            2000(a)(b)      1999(a)(b)      1998(a)       1997(a)      1996(a)(b)
                                                            -----------     -----------    ----------    ----------    ----------
Net asset value, beginning of period                        $     15.73     $     13.08    $    10.63    $     9.64    $     8.88
------------------------------------------------------      -----------     -----------    ----------    ----------    ----------
Income from investment operations:
  Net investment income (loss)                                    (0.31)          (0.13)        (0.06)        (0.02)         0.07
------------------------------------------------------      -----------     -----------    ----------    ----------    ----------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (2.17)           3.86          3.38          2.22          1.13
======================================================      ===========     ===========    ==========    ==========    ==========
    Total from investment operations                              (2.48)           3.73          3.32          2.20          1.20
======================================================      ===========     ===========    ==========    ==========    ==========
Less distributions:
  Dividends from net investment income                               --              --            --            --         (0.07)
------------------------------------------------------      -----------     -----------    ----------    ----------    ----------
  Distributions from net realized gains                           (1.31)          (1.08)        (0.87)        (1.21)        (0.37)
======================================================      ===========     ===========    ==========    ==========    ==========
    Total distributions                                           (1.31)          (1.08)        (0.87)        (1.21)        (0.44)
======================================================      ===========     ===========    ==========    ==========    ==========
Net asset value, end of period                              $     11.94     $     15.73    $    13.08    $    10.63    $     9.64
______________________________________________________      ___________     ___________    __________    __________    __________
======================================================      ===========     ===========    ==========    ==========    ==========
Total return(c)                                                  (15.65)%         28.94%        31.70%        22.96%        13.57%
______________________________________________________      ___________     ___________    __________    __________    __________
======================================================      ===========     ===========    ==========    ==========    ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $12,491,366     $14,338,087    $9,680,068    $6,831,796    $4,875,933
______________________________________________________      ___________     ___________    __________    __________    __________
======================================================      ===========     ===========    ==========    ==========    ==========
Ratio of expenses to average net assets:
  With fee waivers                                                 1.77%(d)        1.79%         1.80%         1.85%         1.94%
------------------------------------------------------      -----------     -----------    ----------    ----------    ----------
  Without fee waivers                                              1.81%(d)        1.81%         1.82%         1.87%         1.96%
======================================================      ===========     ===========    ==========    ==========    ==========
Ratio of net investment income (loss) to average net
  assets                                                          (0.89)%(d)       (0.88)%      (0.54)%       (0.24)%        0.82%
______________________________________________________      ___________     ___________    __________    __________    __________
======================================================      ===========     ===========    ==========    ==========    ==========
Portfolio turnover rate                                              67%             66%          113%          137%          126%
______________________________________________________      ___________     ___________    __________    __________    __________
======================================================      ===========     ===========    ==========    ==========    ==========

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c)  Does not include contingent deferred sales charges.
(d)  Ratios are based on average daily net assets of $14,464,954,977.

                                                                                       CLASS C
                                                              ----------------------------------------------------------
                                                                                                         AUGUST 4, 1997
                                                                                                        (DATE OPERATIONS
                                                                     YEAR ENDED DECEMBER 31,             COMMENCED) TO
                                                              --------------------------------------      DECEMBER 31,
                                                              2000(a)(b)    1999(a)(b)    1998(a)(b)        1997(a)
                                                              ----------    ----------    ----------    ----------------
Net asset value, beginning of period                          $    15.74     $  13.09      $  10.63         $ 11.86
-----------------------------------------------------         ----------     --------      --------         -------
Income from investment operations:
  Net investment income (loss)                                     (0.31)       (0.13)        (0.06)             --
-----------------------------------------------------         ----------     --------      --------         -------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (2.17)        3.86          3.39           (0.02)
=====================================================         ==========     ========      ========         =======
    Total from investment operations                               (2.48)        3.73          3.33           (0.02)
=====================================================         ==========     ========      ========         =======
Less distributions:
  Distributions from net realized gains                            (1.31)       (1.08)        (0.87)          (1.21)
_____________________________________________________         __________     ________      ________         _______
=====================================================         ==========     ========      ========         =======
    Total distributions                                            (1.31)       (1.08)        (0.87)          (1.21)
_____________________________________________________         __________     ________      ________         _______
=====================================================         ==========     ========      ========         =======
Net asset value, end of period                                $    11.95     $  15.74      $  13.09         $ 10.63
_____________________________________________________         __________     ________      ________         _______
=====================================================         ==========     ========      ========         =======
Total return(c)                                                   (15.62)%      28.92%        31.72%          (0.08)%
_____________________________________________________         __________     ________      ________         _______
=====================================================         ==========     ========      ========         =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,262,192     $860,859      $212,095         $32,900
_____________________________________________________         __________     ________      ________         _______
=====================================================         ==========     ========      ========         =======
Ratio of expenses to average net assets:
  With fee waivers                                                  1.77%(d)     1.79%         1.80%           1.84%(e)
-----------------------------------------------------         ----------     --------      --------         -------
  Without fee waivers                                               1.81%(d)     1.81%         1.82%           1.86%(e)
=====================================================         ==========     ========      ========         =======
Ratio of net investment loss to average net assets                 (0.88)%(d)   (0.88)%       (0.54)%         (0.23)%(e)
_____________________________________________________         __________     ________      ________         _______
=====================================================         ==========     ========      ========         =======
Portfolio turnover rate                                               67%          66%          113%            137%
_____________________________________________________         __________     ________      ________         _______
=====================================================         ==========     ========      ========         =======

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $1,286,397,337.
(e)  Annualized.

NOTE 12-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS (UNAUDITED)

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed PricewaterhouseCoopers LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the two years ended December 31, 1999. The audit reports of KPMG LLP on the financial statements of the Fund for the two years ended December 31, 1999 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the two years ended December 31, 1999, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.
  Neither the Fund nor anyone on its behalf consulted with PricewaterhouseCoopers LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

SCHEDULE OF INVESTMENTS
June 30, 2001
(Unaudited)

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
BONDS & NOTES-31.29%

AIRLINES-0.27%

Delta Air Lines, Inc.,
  Unsec. Notes, 7.90%, 12/15/09                $  9,150,000   $    8,740,171
----------------------------------------------------------------------------
  Deb., 10.38%, 12/15/22                          2,300,000        2,477,192
============================================================================
                                                                  11,217,363
============================================================================

AUTOMOBILE MANUFACTURERS-0.17%

Ford Holdings, Inc., Unsec. Gtd. Unsub. Deb.,
  9.30%, 03/01/30                                 6,000,000        6,920,880
============================================================================

BANKS-3.34%

Bank of America Corp., Sub. Notes, 9.38%,
  09/15/09                                        7,300,000        8,409,089
----------------------------------------------------------------------------
Bank United-Series A, Medium Term Notes,
  8.00%, 03/15/09                                 8,890,000        9,361,881
----------------------------------------------------------------------------
BankBoston N.A., Unsec. Sub. Notes, 7.00%,
  09/15/07                                        8,150,000        8,550,572
----------------------------------------------------------------------------
BB&T Corp., RAPS Sub. Notes, 6.38%, 06/30/05      9,145,000        9,220,721
----------------------------------------------------------------------------
Crestar Financial Corp., Sub. Notes, 8.75%,
  11/15/04                                        3,750,000        4,104,450
----------------------------------------------------------------------------
Deutsche Bank Luxembourg (Luxembourg), Yankee
  Bonds, 6.83%, 12/28/07 (Acquired 07/11/00;
  Cost $7,331,600)(a)                             8,000,000        7,780,480
----------------------------------------------------------------------------
First Union Corp., Putable Unsec. Sub. Deb.,
  6.55%, 10/15/35                                 9,680,000        9,840,010
----------------------------------------------------------------------------
  7.50%, 04/15/35                                 3,300,000        3,448,236
----------------------------------------------------------------------------
Firstar Bank N.A., Unsec. Sub. Notes, 7.13%,
  12/01/09                                        4,950,000        5,082,610
----------------------------------------------------------------------------
Midland Bank PLC (United Kingdom), Unsec.
  Putable Sub. Yankee Notes, 7.65%, 05/01/25      2,105,000        2,210,082
----------------------------------------------------------------------------
NBD Bank N.A. Michigan, Putable Unsec. Sub.
  Deb., 8.25%, 11/01/24                          16,150,000       17,628,048
----------------------------------------------------------------------------
Regions Financial Corp., Putable Sub. Notes,
  7.75%, 09/15/24                                 6,300,000        6,569,766
----------------------------------------------------------------------------
Southtrust Bank, N.A., Sub. Notes, 6.13%,
  01/09/28                                        8,600,000        8,176,966
----------------------------------------------------------------------------
Sovereign Bancorp, Inc., Medium Term Sub.
  Notes, 8.00%, 03/15/03                          5,330,000        5,347,056
----------------------------------------------------------------------------
St. Paul Bancorp, Inc., Sr. Unsec. Unsub.
  Notes, 7.13%, 02/15/04                          5,500,000        5,589,375
----------------------------------------------------------------------------
Swiss Bank Corp.-NY, Sub. Notes, 7.38%,
  06/15/17                                        6,065,000        6,404,034
----------------------------------------------------------------------------
U.S. Bancorp, Unsec. Putable Sub. Deb.,
  7.50%, 06/01/26                                10,000,000       10,477,400
----------------------------------------------------------------------------
Union Planters Bank N.A., Unsec. Sub. Notes,
  6.50%, 03/15/08                                 6,000,000        5,752,440
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
BANKS-(CONTINUED)

Washington Mutual, Inc., Jr. Unsec. Sub.
  Notes, 8.25%, 04/01/10                       $  5,000,000   $    5,418,150
============================================================================
                                                                 139,371,366
============================================================================

BROADCASTING & CABLE TV-3.69%

AT&T Corp.-Liberty Media Corp., Sr. Unsec.
  Notes, 7.88%, 07/15/09                          8,550,000        8,336,421
----------------------------------------------------------------------------
  Deb., 8.25%, 02/01/30                           7,750,000        7,029,482
----------------------------------------------------------------------------
British Sky Broadcasting Group PLC (United
  Kingdom), Sr. Unsec. Gtd. Unsub. Euro
  Bonds, 7.75%, 07/09/09(c)               GBP     2,100,000        2,683,758
----------------------------------------------------------------------------
  Yankee Notes, 8.20%, 07/15/09                   7,715,000        7,708,211
----------------------------------------------------------------------------
Continental Cablevision, Inc., Sr. Deb.,
  9.50%, 08/01/13                                14,000,000       15,872,080
----------------------------------------------------------------------------
Cox Enterprises, Inc., Notes, 8.00%, 02/15/07
  (Acquired 02/16/00-03/06/01; Cost
  $11,028,901)(a)                                10,850,000       11,446,641
----------------------------------------------------------------------------
CSC Holdings Inc., Sr. Unsec.
  Notes, 7.25%, 07/15/08                          4,165,000        3,966,663
----------------------------------------------------------------------------
  Notes, 7.63%, 04/01/11(b)                       3,790,000        3,627,106
----------------------------------------------------------------------------
  Notes, 7.88%, 12/15/07                         12,730,000       12,694,992
----------------------------------------------------------------------------
  Deb., 7.88%, 02/15/18                           7,100,000        6,530,083
----------------------------------------------------------------------------
  Series B, Notes, 8.13%, 07/15/09                8,300,000        8,256,757
----------------------------------------------------------------------------
Lenfest Communications, Inc., Sr. Unsec. Sub.
  Notes, 8.25%, 02/15/08                          2,550,000        2,666,076
----------------------------------------------------------------------------
TCA Cable TV, Inc., Sr. Unsec. Deb., 6.53%,
  02/01/28                                        4,350,000        4,252,864
----------------------------------------------------------------------------
TCI Communications, Inc., Sr. Unsec. Deb.,
  8.75%, 08/01/15                                 2,100,000        2,360,001
----------------------------------------------------------------------------
Tele-Communications, Inc., Sr. Deb., 9.80%,
  02/01/12                                       16,650,000       19,912,734
----------------------------------------------------------------------------
Time Warner Inc.,
  Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24           9,440,000        9,350,603
----------------------------------------------------------------------------
  Unsec. Deb., 8.05%, 01/15/16                    6,965,000        7,382,761
----------------------------------------------------------------------------
  Notes, 8.18%, 08/15/07                          6,150,000        6,648,703
----------------------------------------------------------------------------
  Unsec. Deb., 9.13%, 01/15/13                    5,100,000        5,891,724
----------------------------------------------------------------------------
  Unsec. Deb., 9.15%, 02/01/23                    6,000,000        6,934,860
============================================================================
                                                                 153,552,520
============================================================================

CASINOS & GAMING-0.08%

MGM Mirage Inc., Sr. Unsec. Gtd. Notes,
  8.50%, 09/15/10                                 3,000,000        3,122,820
============================================================================

COMPUTER HARDWARE-0.11%

Candescent Technologies Corp., Sr. Conv.
  Unsec. Gtd. Sub. Deb., 8.00%, 05/01/03
  (Acquired 04/17/98-04/19/01; Cost
  $19,222,750)(a)(d)(e)                          25,012,000        4,502,160
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE

CONSUMER FINANCE-1.70%

Capital One Financial Corp., Unsec. Notes,
  7.25%, 05/01/06                              $ 10,020,000   $    9,833,027
----------------------------------------------------------------------------
CitiFinancial Credit Co.,
  Putable Notes, 6.63%, 06/01/15                  2,000,000        2,036,560
----------------------------------------------------------------------------
  Unsec. Putable Notes, 7.88%, 02/01/25           5,865,000        6,305,110
----------------------------------------------------------------------------
Ford Motor Credit Co.,
  Unsec. Notes, 6.88%, 02/01/06                   5,100,000        5,171,706
----------------------------------------------------------------------------
  Unsec. Notes, 7.38%, 10/28/09                  13,230,000       13,444,458
----------------------------------------------------------------------------
  Notes, 7.88%, 06/15/10                         11,925,000       12,534,606
----------------------------------------------------------------------------
General Motors Acceptance Corp., Putable
  Notes, 9.00%, 10/15/02                          4,175,000        4,369,179
----------------------------------------------------------------------------
Household Finance Corp.,
  Sr. Unsec. Notes, 6.88%, 03/01/07               5,450,000        5,571,807
----------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.20%, 07/15/06               4,930,000        5,143,420
----------------------------------------------------------------------------
  Unsec. Notes, 8.00%, 07/15/10                   5,850,000        6,259,149
============================================================================
                                                                  70,669,022
============================================================================

DERIVATIVES-0.10%

BellSouth Capital Funding, Putable Deb.,
  6.04%, 11/15/26                                 4,000,000        4,018,360
============================================================================

DISTILLERS & VINTNERS-0.10%

Grand Metropolitan Investment Corp., Gtd.
  Putable Bonds, 7.45%, 04/15/35                  4,000,000        4,217,920
============================================================================

DISTRIBUTORS-0.12%

Ferrellgas Partners L.P.,-Series B, Sr. Sec.
  Gtd. Notes, 9.38%, 06/15/06                     4,950,000        4,999,500
============================================================================

DIVERSIFIED CHEMICALS-0.17%

Union Carbide Corp., Notes 6.70%, 04/01/09        7,000,000        7,028,280
============================================================================

DIVERSIFIED FINANCIAL SERVICES-3.78%

AIG SunAmerica Global Financing VI, Sr. Sec.
  Notes, 6.30%, 05/10/11 (Acquired
  05/02/01-05/24/01; Cost $19,799,956)(a)        19,900,000       19,628,962
----------------------------------------------------------------------------
Associates Corp. of North America, Sr. Deb.,
  6.95%, 11/01/18                                14,935,000       14,881,383
----------------------------------------------------------------------------
Bear Stearns Cos., Inc., Notes, 7.80%,
  08/15/07                                        6,450,000        6,793,785
----------------------------------------------------------------------------
CIT Group, Inc. (The), Sr. Medium
  Term Notes, 5.91%, 11/23/05                     8,100,000        8,015,841
----------------------------------------------------------------------------
  Notes, 6.50%, 02/07/06                          2,845,000        2,883,749
----------------------------------------------------------------------------
Citigroup Inc.,
  Sr. Unsec. Notes, 6.50%, 01/18/11               4,375,000        4,355,531
----------------------------------------------------------------------------
  Unsec. Sub. Notes, 7.25%, 10/01/10              3,070,000        3,190,252
----------------------------------------------------------------------------
Dow Capital B.V. (Netherlands), Gtd. Yankee
  Deb., 9.20%, 06/01/10                          10,250,000       11,847,052
----------------------------------------------------------------------------
Fidelity Investments, Bonds, 7.57%, 06/15/29
  (Acquired 04/10/01-05/09/01; Cost
  $7,601,836)(a)                                  7,280,000        7,567,414
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

General Electric Capital Corp.
  Series A, Medium Term Notes, 5.38%,
    04/23/04                                   $ 10,560,000   $   10,611,850
----------------------------------------------------------------------------
  Series A, Medium Term Notes, 6.13%,
    02/22/11                                      6,050,000        5,961,972
----------------------------------------------------------------------------
  Series A, Medium Term Notes, 6.88%,
    11/15/10                                     15,550,000       16,164,691
----------------------------------------------------------------------------
  Gtd. Sub. Notes, 8.13%, 05/15/12                6,425,000        7,260,892
----------------------------------------------------------------------------
Lehman Brothers Holdings Inc., Sr. Bonds,
  7.88%, 08/15/10                                 4,250,000        4,484,132
----------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co., Unsec.
  Unsub. Bonds, 6.75%, 04/15/11                  10,950,000       10,876,963
----------------------------------------------------------------------------
National Rural Utilities Cooperative Finance
  Corp., Sr. Notes, 6.00%, 05/15/06               7,100,000        7,125,134
----------------------------------------------------------------------------
Pinnacle Partners, Sr. Notes, 8.83%, 08/15/04
  (Acquired 08/02/00; Cost $7,000,000)(a)         7,000,000        7,207,270
----------------------------------------------------------------------------
Qwest Capital Funding Inc., Unsec. Gtd.
  Notes, 7.90%, 08/15/10                          8,180,000        8,440,124
============================================================================
                                                                 157,296,997
============================================================================

ELECTRIC UTILITIES-4.03%

AES Corp. (The), Sr. Unsec. Sub. Notes,
  8.38%, 08/15/07                                 3,000,000        2,835,000
----------------------------------------------------------------------------
  10.25%, 07/15/06                                1,800,000        1,818,000
----------------------------------------------------------------------------
Arizona Public Service Co., Unsec. Notes,
  6.25%, 01/15/05                                 5,000,000        4,952,050
----------------------------------------------------------------------------
Calpine Corp., Sr. Unsec. Notes, 8.50%,
  02/15/11                                        3,500,000        3,383,905
----------------------------------------------------------------------------
CE Generation LLC, Sr. Sec. Sub. Notes,
  7.42%, 12/15/18                                 7,474,350        6,579,969
----------------------------------------------------------------------------
CILCORP, Inc., Sr. Unsec. Bonds, 9.38%,
  10/15/29                                        9,000,000        9,928,710
----------------------------------------------------------------------------
Cleveland Electric Illuminating Co. (The),
  First Mortgage Bonds, 6.86%, 10/01/08           6,080,000        5,978,890
----------------------------------------------------------------------------
  Series D, Sr. Sec. Notes, 7.88%, 11/01/17       7,300,000        7,404,025
----------------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Notes, 8.13%,
  05/15/02                                        7,089,000        7,139,261
----------------------------------------------------------------------------
CMS Panhandle Holding Co., Sr. Notes, 6.13%,
  03/15/04                                        6,600,000        6,532,812
----------------------------------------------------------------------------
Commonwealth Edison Co.
  Series 94, First Mortgage Notes, 7.50%,
    07/01/13                                      9,300,000        9,619,362
----------------------------------------------------------------------------
  Series 92, First Mortgage Bonds, 7.63%,
    04/15/13                                      4,000,000        4,158,600
----------------------------------------------------------------------------
El Paso Electric Co.
  Series D, Sec. First Mortgage Bonds, 8.90%,
    02/01/06                                     13,570,000       14,570,787
----------------------------------------------------------------------------
  Series E, Sec. First Mortgage Bonds, 9.40%,
    05/01/11                                      5,438,000        5,879,674
----------------------------------------------------------------------------
Empire District Electric Co. (The), Sr.
  Notes, 7.70%, 11/15/04                          8,550,000        8,896,703
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
ELECTRIC UTILITIES-(CONTINUED)

Kincaid Generation LLC, Sec. Bonds, 7.33%,
  06/15/20 (Acquired 04/30/98; Cost
  $3,389,527)(a)                               $  3,381,175   $    3,109,058
----------------------------------------------------------------------------
Mirant Corp., Sr. Notes, 7.90%, 07/15/09
  (Acquired 12/03/99-02/11/00; Cost
  $4,101,691)(a)                                  4,225,000        4,161,667
----------------------------------------------------------------------------
Niagara Mohawk Holdings Inc., First Mortgage
  Notes, 7.75%, 05/15/06                          3,700,000        3,880,042
----------------------------------------------------------------------------
Niagara Mohawk Power Corp.-Series H, Sr.
  Unsec. Disc. Notes, 8.50%, 07/01/10(f)         17,600,000       15,235,968
----------------------------------------------------------------------------
NRG Energy, Inc., Sr. Unsec. Notes, 7.75%,
  04/01/11                                        9,700,000        9,854,133
----------------------------------------------------------------------------
Panhandle Eastern Pipe Line, Notes, 7.88%,
  08/15/04                                        1,500,000        1,544,640
----------------------------------------------------------------------------
PSEG Power LLC, Sr. Notes, 8.63%, 04/15/31
  (Acquired 05/25/01-06/08/01; Cost
  $12,614,923)(a)                                12,000,000       12,798,720
----------------------------------------------------------------------------
Public Service Company of New Mexico- Series
  A, Sr. Unsec. Notes, 7.10%, 08/01/05            7,850,000        7,689,546
----------------------------------------------------------------------------
Sutton Bridge Financing Ltd. (United
  Kingdom), Gtd. Euro Bonds, 8.63%,
  06/30/22(b)(c)                   GBP            3,000,000        4,402,173
----------------------------------------------------------------------------
Texas-New Mexico Power Co., Sr. Sec. Notes,
  6.25%, 01/15/09                                 5,800,000        5,263,442
============================================================================
                                                                 167,617,137
============================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.09%

Israel Electric Corp. Ltd. (Israel), Yankee
  Deb., 7.75%, 12/15/27 (Acquired 06/09/00;
  Cost $3,819,213)(a)                             4,350,000        3,790,547
============================================================================

ENVIRONMENTAL SERVICES-0.34%

Browning-Ferris Industries, Inc., Unsec.
  Deb., 7.40%, 09/15/35                           4,170,000        3,419,400
----------------------------------------------------------------------------
Waste Management, Inc.,
  Putable Unsec. Notes, 7.10%, 08/01/26           9,900,000       10,109,385
----------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.13%, 12/15/17                 520,000          480,537
============================================================================
                                                                  14,009,322
============================================================================

GAS UTILITIES-1.11%

National Fuel Gas Co.-Series D, Medium Term
  Notes, 6.30%, 05/27/08                          8,600,000        8,215,236
----------------------------------------------------------------------------
Northern Border Partners, L.P., Sr. Unsec.
  Gtd. Unsub. Notes,
  7.10%, 03/15/11 (Acquired 03/14/01; Cost
    $3,495,380)(a)                                3,500,000        3,436,300
----------------------------------------------------------------------------
  Series A, 8.88%, 06/15/10                       5,850,000        6,421,077
----------------------------------------------------------------------------
Nova Gas Transmission Ltd. (Canada), Yankee
  Deb., 8.50%, 12/15/12                           5,015,000        5,459,831
----------------------------------------------------------------------------
ONEOK, Inc., Unsec. Notes, 7.75%, 08/15/06        3,100,000        3,240,709
----------------------------------------------------------------------------
Sonat Inc., Sr. Unsec. Notes, 7.63%, 07/15/11    17,435,000       17,567,506
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
GAS UTILITIES-(CONTINUED)

Westcoast Energy Inc. (Canada)-Series V,
  Unsec. Deb., 6.45%, 12/18/06(c)         CAD  $  3,000,000   $    1,987,473
============================================================================
                                                                  46,328,132
============================================================================

INDUSTRIAL CONGLOMERATES-0.02%

Mannesmann Finance B.V. (Netherlands), Unsec.
  Unsub. Gtd. Euro Bonds, 4.75%,
  05/27/09(c)                             EUR     1,300,000        1,009,087
============================================================================

INTEGRATED OIL & GAS-0.86%

El Paso CGP Co., Sr. Putable Unsec. Deb.,
  6.70%, 02/15/27                                18,900,000       18,649,575
----------------------------------------------------------------------------
Petro-Canada (Canada), Yankee Deb., 9.25%,
  10/15/21                                        9,300,000       11,043,564
----------------------------------------------------------------------------
Phillips Petroleum Co., Unsec. Notes, 8.50%,
  05/25/05                                        5,600,000        6,075,832
============================================================================
                                                                  35,768,971
============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.04%

AT&T Canada Inc. (Canada), Sr. Unsec.
  Unsub. Notes, 7.15%, 09/23/04(c)        CAD     1,200,000          787,433
----------------------------------------------------------------------------
  Unsec. Sub. Yankee Notes, 7.63%, 03/15/05      10,100,000        9,989,203
----------------------------------------------------------------------------
  Sr. Unsec. Yankee Notes, 7.65%, 09/15/06        5,200,000        5,118,984
----------------------------------------------------------------------------
  Sr. Disc. Yankee Notes, 9.95%, 06/15/08(f)      6,000,000        4,995,000
----------------------------------------------------------------------------
MCI Communications Corp., Sr. Unsec.
  Notes, 6.95%, 08/15/06                          6,325,000        6,293,565
----------------------------------------------------------------------------
  Putable Deb., 7.13%, 06/15/27                   3,650,000        3,694,202
----------------------------------------------------------------------------
Olivetti International Finance N.V.
  (Netherlands)-Series E, Gtd. Medium Term
  Euro Notes, 6.58%, 07/30/09(c)          EUR     3,210,000        2,612,489
----------------------------------------------------------------------------
Sprint Corp., Putable Deb., 9.00%, 10/15/19       2,200,000        2,279,134
----------------------------------------------------------------------------
Teleglobe Canada Inc. (Canada), Unsec. Deb.,
  8.35%, 06/20/03(c)                      CAD     1,000,000          678,805
----------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes, 8.00%,
  06/01/11                                        3,650,000        3,723,256
----------------------------------------------------------------------------
WorldCom, Inc., Sr. Sub. Notes, 7.75%,
  04/01/07                                        2,975,000        3,073,473
============================================================================
                                                                  43,245,544
============================================================================

LIFE & HEALTH INSURANCE-0.91%

American General Finance Corp., Sr. Putable
  Notes, 8.45%, 10/15/09                         14,860,000       16,587,029
----------------------------------------------------------------------------
John Hancock Global Funding Ltd. (United
  States of America)-Series 99-H, Sr. Sec.
  Sub. Medium Term Notes, 6.75%,
  02/15/06(c)                             AUD    10,700,000        5,463,249
----------------------------------------------------------------------------
Prudential Funding, LLC, Medium Term Notes,
  6.60%, 05/15/08 (Acquired 05/09/01; Cost
  $2,097,564)(a)                                  2,100,000        2,099,601
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
LIFE & HEALTH INSURANCE-(CONTINUED)

Sun Canada Financial Co., Gtd. Sub. Bonds,
  6.63%, 12/15/07 (Acquired 10/14/99; Cost
  $1,042,095)(a)                               $  1,500,000   $    1,458,384
----------------------------------------------------------------------------
Torchmark Corp., Notes,
  7.38%, 08/01/13                                 3,000,000        3,010,590
----------------------------------------------------------------------------
  7.88%, 05/15/23                                 9,200,000        9,213,432
============================================================================
                                                                  37,832,285
============================================================================

MANAGED HEALTH CARE-0.24%

Wellpoint Health Networks Inc., Sr. Unsec.
  Notes 6.38%, 06/15/06                          10,000,000        9,933,400
============================================================================

MULTI-LINE INSURANCE-0.45%

AIG SunAmerica Global Financing II, Sr. Sec.
  Notes, 7.60%, 06/15/05 (Acquired
  06/08/00-04/16/01; Cost $12,387,667)(a)        12,175,000       12,985,733
----------------------------------------------------------------------------
AIG SunAmerica Global Financing IV, Sr.
  Notes, 5.85%, 02/01/06 (Acquired 01/24/01;
  Cost $5,899,461)(a)                             5,930,000        5,920,097
============================================================================
                                                                  18,905,830
============================================================================

MULTI-UTILITIES-1.38%

Dynegy-Roseton Danskamme LLC, Gtd. Pass
  Through Ctfs.,
  7.27%, 11/08/10 (Acquired 06/01/01; Cost
    $4,107,585)(a)                                4,100,000        4,066,175
----------------------------------------------------------------------------
  7.67%, 11/08/16 (Acquired 06/01/01; Cost
    $11,538,755)(a)                              11,500,000       11,370,165
----------------------------------------------------------------------------
Enron Corp., Sec. Notes, 8.00%, 08/15/05
  (Acquired 06/05/01; Cost $8,496,672)(a)         8,225,000        8,479,975
----------------------------------------------------------------------------
UtiliCorp United Inc., Sr. Unsec. Putable
  Notes, 6.70%, 10/15/06                          6,350,000        6,372,670
----------------------------------------------------------------------------
Western Resources, Inc., Sr. Unsec. Notes,
  6.25%, 08/15/03                                 1,575,000        1,524,490
----------------------------------------------------------------------------
  7.13%, 08/01/09                                 7,000,000        6,329,190
----------------------------------------------------------------------------
Williams Cos. (The), PATS Notes, 6.75%,
  01/15/06 (Acquired 01/11/01; Cost
  $5,504,281)(a)                                  5,525,000        5,503,563
----------------------------------------------------------------------------
Williams Gas Pipeline Center Inc., Sr. Notes,
  7.38%, 11/15/06 (Acquired 02/15/01; Cost
  $8,572,240)(a)                                  8,300,000        8,615,317
----------------------------------------------------------------------------
Williams Holdings of Delaware, Sr. Unsec.
  Deb., 6.25%, 02/01/06                           5,410,000        5,328,850
============================================================================
                                                                  57,590,395
============================================================================

OIL & GAS DRILLING-0.27%

Global Marine Inc., Sr. Unsec. Notes, 7.13%,
  09/01/07                                       11,100,000       11,305,350
============================================================================

OIL & GAS EQUIPMENT & SERVICES-0.78%

Kinder Morgan Energy Partners, L.P., Sr.
  Unsec. Notes, 6.30%, 02/01/09                   8,400,000        8,077,860
----------------------------------------------------------------------------
Kinder Morgan, Inc., Unsec. Deb., 7.35%,
  08/01/26                                        7,800,000        8,016,840
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
OIL & GAS EQUIPMENT & SERVICES-(CONTINUED)

National-Oilwell, Inc., Sr. Unsec. Notes
  6.50%, 03/15/11                              $  2,750,000   $    2,614,395
----------------------------------------------------------------------------
Petroleum Geo-Services A.S.A. (Norway),
  Sr. Unsec. Yankee Notes, 7.13%, 03/30/28        5,500,000        4,524,245
----------------------------------------------------------------------------
  Yankee Notes, 7.50%, 03/31/07                   5,960,000        5,791,988
----------------------------------------------------------------------------
Smith International, Inc., Notes, 6.75%,
  02/15/11                                        3,750,000        3,683,738
============================================================================
                                                                  32,709,066
============================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.27%

Anadarko Petroleum Corp., Unsec. Putable
  Deb., 7.73%, 09/15/96                           8,250,000        8,751,270
----------------------------------------------------------------------------
Anderson Exploration Ltd. (Canada), Unsec.
  Sub. Yankee Notes, 6.75%, 03/15/11              5,575,000        5,471,751
----------------------------------------------------------------------------
Burlington Resources Inc., Sr. Unsec. Gtd.
  Notes, 6.68%, 02/15/11                          6,870,000        6,848,153
----------------------------------------------------------------------------
Canadian Occidental Petroleum (Canada),
  Unsec. Unsub. Yankee Notes, 7.40%, 05/01/28    10,400,000        9,957,376
----------------------------------------------------------------------------
Gulf Canada Resources Ltd. (Canada), Unsec.
  Yankee Notes 7.13%, 01/15/11                    7,370,000        7,605,693
----------------------------------------------------------------------------
Louis Dreyfus Natural Gas Corp., Unsec.
  Notes, 6.88%, 12/01/07                          8,300,000        8,246,714
----------------------------------------------------------------------------
Noble Affiliates Inc., Sr. Unsec. Deb.,
  7.25%, 08/01/97                                 2,600,000        2,313,064
----------------------------------------------------------------------------
Norcen Energy Resources Ltd. (Canada), Unsec.
  Yankee Deb., 7.38%, 05/15/06                    2,200,000        2,317,238
----------------------------------------------------------------------------
Talisman Energy Inc. (Canada), Unsec. Unsub.
  Yankee Deb., 7.13%, 06/01/07                    1,500,000        1,525,545
============================================================================
                                                                  53,036,804
============================================================================

OIL & GAS REFINING & MARKETING-0.52%

Petroleos Mexicanos (Mexico),
  Sr. Unsec. Gtd. Yankee Bonds, 9.38%,
    12/02/08                                      6,295,000        6,757,368
----------------------------------------------------------------------------
  Series P, Unsec. Putable Unsub. Yankee
    Notes, 9.50%, 09/15/27                       14,025,000       15,052,472
============================================================================
                                                                  21,809,840
============================================================================

PACKAGED FOODS-0.31%

ConAgra, Inc., Sr. Unsec. Putable Notes,
  7.13%, 10/01/26                                12,755,000       13,066,094
============================================================================

PROPERTY & CASUALTY INSURANCE-0.83%

Allstate Financial Global Funding, Notes,
  6.50%, 06/14/11 (Acquired 06/07/01; Cost
  $11,796,923)(a)                                11,815,000       11,683,972
----------------------------------------------------------------------------
Florida Windstorm Underwriting Association,
  Sr. Sec. Notes, 7.13%, 02/25/19 (Acquired
  04/25/01-05/03/01; Cost $14,660,688)(a)        14,635,000       14,465,819
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
PROPERTY & CASUALTY INSURANCE-(CONTINUED)

Terra Nova Insurance (United Kingdom)
  Holding, Sr. Unsec. Gtd. Yankee Notes,
  7.00%, 05/15/08                              $  2,350,000   $    2,003,023
----------------------------------------------------------------------------
  7.20%, 08/15/07                                 7,000,000        6,187,160
============================================================================
                                                                  34,339,974
============================================================================

PUBLISHING & PRINTING-0.64%

News America Holdings, Inc.,
  Sr. Unsec. Gtd. Putable Bonds, 7.43%,
    10/01/26                                      4,950,000        5,007,965
----------------------------------------------------------------------------
  Unsec. Deb. 7.75%, 01/20/24                     9,450,000        8,946,410
----------------------------------------------------------------------------
  Putable Notes, 8.45%, 08/01/34                  3,325,000        3,406,995
----------------------------------------------------------------------------
  Sr. Gtd. Deb., 9.25%, 02/01/13                  8,250,000        9,281,085
============================================================================
                                                                  26,642,455
============================================================================

RAILROADS-0.51%

Consolidated Rail Corp., Deb., 9.75%,
  06/15/20                                        9,300,000       10,965,444
----------------------------------------------------------------------------
Norfolk Southern Corp., Notes, 7.05%,
  05/01/37                                       10,000,000       10,300,300
============================================================================
                                                                  21,265,744
============================================================================

REAL ESTATE INVESTMENT TRUSTS-0.59%

ERP Operating L.P., Unsec. Notes, 7.13%,
  10/15/17                                        3,250,000        3,008,558
----------------------------------------------------------------------------
Health Care REIT, Inc., Sr. Unsec. Notes,
  7.63%, 03/15/08                                 1,150,000        1,006,365
----------------------------------------------------------------------------
Healthcare Realty Trust, Inc., Sr. Unsec.
  Notes, 8.13%, 05/01/11                          8,900,000        8,811,623
----------------------------------------------------------------------------
Spieker Properties LP, Unsec. Deb., 7.50%,
  10/01/27                                        7,800,000        7,232,160
----------------------------------------------------------------------------
Spieker Properties, Inc., Unsec. Unsub. Deb.,
  7.35%, 12/01/17                                 4,600,000        4,324,920
============================================================================
                                                                  24,383,626
============================================================================

REINSURANCE-0.30%

GE Global Insurance Holdings Corp., Unsec.
  Notes, 7.75%, 06/15/30                         11,250,000       12,276,225
============================================================================

SOVEREIGN DEBT-0.46%

British Columbia (Province of) (Canada),
  Unsec. Unsub. Yankee Notes, 5.38%, 10/29/08     2,750,000        2,660,708
----------------------------------------------------------------------------
Hydro-Quebec-Series B (Canada), Gtd. Medium
  Term Yankee Notes, 8.62%, 12/15/11              5,000,000        5,769,650
----------------------------------------------------------------------------
Ontario (Province of) (Canada), Sr. Unsec.
  Unsub. Notes, 5.50%, 10/01/08                   5,800,000        5,615,734
----------------------------------------------------------------------------
Quebec (Province of) (Canada), Yankee Deb.,
  7.50%, 07/15/23                                 4,810,000        5,087,970
============================================================================
                                                                  19,134,062
============================================================================

SYSTEMS SOFTWARE-0.46%

VERITAS Software Corp., Conv. Unsec. Disc.
  Notes, 1.86%, 08/13/06                         10,000,000       19,312,000
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE

WIRELESS TELECOMMUNICATION SERVICES-0.25%

Bell Mobility Cellular Inc. (Canada), Unsec.
  Deb., 6.55%, 06/02/08(c)         CAD            2,500,000   $    1,611,869
----------------------------------------------------------------------------
Vodafone Group PLC (United Kingdom), Jr.
  Unsec. Notes, 7.75%, 02/15/10                $  8,350,000        8,780,860
============================================================================
                                                                  10,392,729
============================================================================
    Total Bonds & Notes (Cost $1,314,621,024)                  1,302,621,807
============================================================================

                                                  SHARES
STOCKS & OTHER EQUITY INTERESTS-52.00%

ADVERTISING-1.53%

Lamar Advertising Co.(g)                            500,000       22,000,000
----------------------------------------------------------------------------
Omnicom Group Inc.                                  483,000       41,538,000
============================================================================
                                                                  63,538,000
============================================================================

APPLICATION SOFTWARE-1.03%

Amdocs Ltd. (United Kingdom)(g)                     558,000       30,048,300
----------------------------------------------------------------------------
Henry (Jack) & Associates, Inc.                     415,900       12,892,900
============================================================================
                                                                  42,941,200
============================================================================

BANKS-1.33%

Bank of New York Co., Inc. (The)                    603,000       28,944,000
----------------------------------------------------------------------------
PNC Financial Services Group                        400,000       26,316,000
============================================================================
                                                                  55,260,000
============================================================================

BIOTECHNOLOGY-1.40%

Genzyme Corp.(g)                                    958,200       58,450,200
============================================================================

BROADCASTING & CABLE TV-1.78%

Clear Channel Communications, Inc.(g)               333,000       20,879,100
----------------------------------------------------------------------------
General Motors Corp.-Class H(g)                     567,000       11,481,750
----------------------------------------------------------------------------
Hispanic Broadcasting Corp.(g)                      375,800       10,781,702
----------------------------------------------------------------------------
Univision Communications Inc.-Class A(g)            726,500       31,079,670
============================================================================
                                                                  74,222,222
============================================================================

COMPUTER HARDWARE-0.26%

Dell Computer Corp.(g)                              420,000       10,899,000
============================================================================

COMPUTER STORAGE & PERIPHERALS-0.52%

EMC Corp.(g)                                        743,000       21,584,150
============================================================================

CONSTRUCTION & ENGINEERING-0.37%

Quanta Services, Inc.(g)                            692,000       15,251,680
============================================================================

DATA PROCESSING SERVICES-0.79%

Concord EFS, Inc.(g)                                315,000       16,383,150
----------------------------------------------------------------------------
DST Systems, Inc.(g)                                314,000       16,547,800
============================================================================
                                                                  32,930,950
============================================================================

DERIVATIVES-0.52%

Kerr-McGee Corp.-$1.83 Pfd. DECS                    445,000       21,671,500
============================================================================

                                                                  MARKET
                                                  SHARES          VALUE

DIVERSIFIED FINANCIAL SERVICES-6.74%

American Express Co.                                491,000   $   19,050,800
----------------------------------------------------------------------------
Citigroup Inc.                                    1,321,433       69,824,520
----------------------------------------------------------------------------
Fannie Mae                                          215,000       18,307,250
----------------------------------------------------------------------------
Freddie Mac                                         277,000       19,390,000
----------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                     299,000       25,654,200
----------------------------------------------------------------------------
J.P. Morgan Chase & Co.                             657,500       29,324,500
----------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                           586,000       34,720,500
----------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                    302,000       19,397,460
----------------------------------------------------------------------------
State Street Corp.                                  254,000       12,570,460
----------------------------------------------------------------------------
Stilwell Financial, Inc.                            493,000       16,545,080
----------------------------------------------------------------------------
Waddell & Reed Financial, Inc.-Class A              499,000       15,843,250
============================================================================
                                                                 280,628,020
============================================================================

ELECTRIC UTILITIES-2.20%

AES Corp. (The)(g)                                  549,000       23,634,450
----------------------------------------------------------------------------
AES Trust III-$3.38 Conv. Pfd.                      108,600        7,493,400
----------------------------------------------------------------------------
Calpine Corp.(g)                                    425,000       16,065,000
----------------------------------------------------------------------------
Duke Energy Corp.                                   524,600       20,464,646
----------------------------------------------------------------------------
Mirant Corp.(g)                                     331,390       11,399,816
----------------------------------------------------------------------------
Reliant Resources, Inc.(g)                          510,500       12,609,350
============================================================================
                                                                  91,666,662
============================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.23%

Sanmina Corp.(g)                                    414,000        9,691,740
============================================================================

FOOD RETAIL-0.79%

Safeway Inc.(g)                                     682,000       32,736,000
============================================================================

GAS UTILITIES-0.40%

El Paso Corp.                                       314,000       16,497,560
============================================================================

GENERAL MERCHANDISE STORES-0.56%

Target Corp.                                        671,200       23,223,520
============================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.43%

Cardinal Health, Inc.                               259,500       17,905,500
============================================================================

HEALTH CARE EQUIPMENT-0.72%

Baxter International Inc.                           610,800       29,929,200
============================================================================

HEALTH CARE FACILITIES-1.26%

HCA Inc.                                            614,000       27,746,660
----------------------------------------------------------------------------
Tenet Healthcare Corp.(g)                           481,000       24,814,790
============================================================================
                                                                  52,561,450
============================================================================

HOME IMPROVEMENT RETAIL-0.33%

Home Depot, Inc. (The)                              295,500       13,755,525
============================================================================

INDUSTRIAL CONGLOMERATES-1.57%

General Electric Co.                                706,000       34,417,500
----------------------------------------------------------------------------

                                                                  MARKET
                                                  SHARES          VALUE
INDUSTRIAL CONGLOMERATES-(CONTINUED)

Tyco International Ltd. (Bermuda)                   567,000   $   30,901,500
============================================================================
                                                                  65,319,000
============================================================================

INSURANCE BROKERS-0.79%

Marsh & McLennan Cos., Inc.                         325,000       32,825,000
============================================================================

INTEGRATED OIL & GAS-2.16%

Chevron Corp.                                       282,000       25,521,000
----------------------------------------------------------------------------
Exxon Mobil Corp.                                   388,700       33,952,945
----------------------------------------------------------------------------
TotalFinaElf S.A. (France)                          218,000       30,562,083
============================================================================
                                                                  90,036,028
============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-3.99%

BellSouth Corp.                                     695,000       27,987,650
----------------------------------------------------------------------------
Broadwing Inc.(g)                                   609,520       14,902,764
----------------------------------------------------------------------------
Korea Telecom Corp.-ADR (South Korea)               189,796        4,171,716
----------------------------------------------------------------------------
McLeodUSA Inc.-Class A(g)                         1,371,000        6,292,890
----------------------------------------------------------------------------
Qwest Communications International Inc.             665,000       21,193,550
----------------------------------------------------------------------------
SBC Communications Inc.                             744,000       29,804,640
----------------------------------------------------------------------------
Telecom Italia S.p.A. (Italy)                     2,642,300       12,631,420
----------------------------------------------------------------------------
Telefonica, S.A. (Spain)(g)                       1,296,993       16,006,263
----------------------------------------------------------------------------
Time Warner Telecom Inc.-Class A(g)                 314,200       10,531,984
----------------------------------------------------------------------------
Verizon Communications Inc.                         419,000       22,416,500
============================================================================
                                                                 165,939,377
============================================================================

INTERNET SOFTWARE & SERVICES-1.07%

Check Point Software Technologies Ltd.
  (Israel)(g)                                       498,000       25,183,860
----------------------------------------------------------------------------
Internet Security Systems, Inc.(g)                  251,000       12,188,560
----------------------------------------------------------------------------
VeriSign, Inc.(g)                                   122,500        7,351,225
============================================================================
                                                                  44,723,645
============================================================================

IT CONSULTING & SERVICES-0.50%

SunGard Data Systems Inc.(g)                        700,000       21,007,000
============================================================================

LIFE & HEALTH INSURANCE-0.55%

AFLAC, Inc.                                         722,000       22,735,780
============================================================================

MOVIES & ENTERTAINMENT-1.83%

AOL Time Warner Inc.(g)                             746,700       39,575,100
----------------------------------------------------------------------------
Viacom Inc.-Class B(g)                              703,659       36,414,353
============================================================================
                                                                  75,989,453
============================================================================

MULTI-LINE INSURANCE-1.57%

American International Group, Inc.                  444,500       38,227,000
----------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)       394,000       26,949,600
============================================================================
                                                                  65,176,600
============================================================================

MULTI-UTILITIES-1.69%

Dynegy Inc.-Class A                                 601,000       27,946,500
----------------------------------------------------------------------------
Enron Corp.                                         356,000       17,444,000
----------------------------------------------------------------------------

                                                                  MARKET
                                                  SHARES          VALUE
MULTI-UTILITIES-(CONTINUED)

Williams Cos., Inc. (The)                           757,000   $   24,943,150
============================================================================
                                                                  70,333,650
============================================================================

NETWORKING EQUIPMENT-0.99%

Brocade Communications Systems, Inc.(g)             353,000       15,528,470
----------------------------------------------------------------------------
Cisco Systems, Inc.(g)                              963,000       17,526,600
----------------------------------------------------------------------------
Juniper Networks, Inc.(g)                           264,700        8,232,170
============================================================================
                                                                  41,287,240
============================================================================

OIL & GAS EQUIPMENT & SERVICES-0.53%

BJ Services Co.(g)                                  777,000       22,051,260
============================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.19%

Anadarko Petroleum Corp.                            463,000       25,015,890
----------------------------------------------------------------------------
Apache Corp.                                        502,000       25,476,500
----------------------------------------------------------------------------
Devon Energy Corp.                                  112,000        5,880,000
----------------------------------------------------------------------------
EOG Resources, Inc.                                 340,000       12,087,000
----------------------------------------------------------------------------
Kerr-McGee Corp.                                    344,900       22,856,523
============================================================================
                                                                  91,315,913
============================================================================

PACKAGED FOODS-0.37%

Kraft Foods, Inc.-Class A(g)                        495,700       15,366,700
============================================================================

PHARMACEUTICALS-4.05%

Abbott Laboratories                                 564,000       27,077,640
----------------------------------------------------------------------------
Allergan, Inc.                                      324,000       27,702,000
----------------------------------------------------------------------------
American Home Products Corp.                        281,000       16,421,640
----------------------------------------------------------------------------
Johnson & Johnson                                   430,000       21,500,000
----------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(g)             177,000        9,381,000
----------------------------------------------------------------------------
Merck & Co., Inc.                                   274,000       17,511,340
----------------------------------------------------------------------------
Pfizer Inc.                                         621,200       24,879,060
----------------------------------------------------------------------------
Pharmacia Corp.                                     523,000       24,031,850
============================================================================
                                                                 168,504,530
============================================================================

PROPERTY & CASUALTY INSURANCE-0.51%

MGIC Investment Corp.                               292,000       21,210,880
============================================================================

SEMICONDUCTOR EQUIPMENT-0.32%

Applied Materials, Inc.(g)                          270,000       13,257,000
============================================================================

SEMICONDUCTORS-1.17%

Analog Devices, Inc.(g)                             496,300       21,464,975
----------------------------------------------------------------------------
Intel Corp.                                         575,000       16,818,750
----------------------------------------------------------------------------
Microchip Technology Inc.(g)                        312,800       10,456,904
============================================================================
                                                                  48,740,629
============================================================================

SPECIALTY STORES-0.52%

Bed Bath & Beyond Inc.(g)                           689,000       21,496,800
============================================================================

SYSTEMS SOFTWARE-0.54%

Oracle Corp.(g)                                     750,000       14,250,000
----------------------------------------------------------------------------

                                                                  MARKET
                                                  SHARES          VALUE
SYSTEMS SOFTWARE-(CONTINUED)

VERITAS Software Corp.(g)                           122,100   $    8,123,313
============================================================================
                                                                  22,373,313
============================================================================

TELECOMMUNICATIONS EQUIPMENT-0.98%

Comverse Technology, Inc.(g)                        192,000       11,063,040
----------------------------------------------------------------------------
JDS Uniphase Corp.(g)                               664,520        8,306,500
----------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                             775,000       17,081,000
----------------------------------------------------------------------------
Nortel Networks Corp. (Canada)                      499,100        4,536,819
============================================================================
                                                                  40,987,359
============================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.92%

NTT DoCoMo, Inc. (Japan)                                844       14,684,734
----------------------------------------------------------------------------
Vodafone Group PLC (United Kingdom)               5,907,285       13,102,786
----------------------------------------------------------------------------
Western Wireless Corp.-Class A(g)                   247,300       10,633,900
============================================================================
                                                                  38,421,420
============================================================================
    Total Stocks & Other Equity Interests
      (Cost $2,010,562,470)                                    2,164,442,656
============================================================================

                                                PRINCIPAL
                                                  AMOUNT
U.S. TREASURY SECURITIES-7.68%

U.S. TREASURY NOTES-7.31%

7.25%, 08/15/04(h)                             $ 25,700,000       27,597,688
----------------------------------------------------------------------------
5.88%, 11/15/04(h)                                8,905,000        9,213,469
----------------------------------------------------------------------------
6.75%, 05/15/05                                  44,900,000       47,832,419
----------------------------------------------------------------------------
6.50%, 08/15/05 to 02/15/10                     116,440,000      123,667,042
----------------------------------------------------------------------------
9.38%, 02/15/06(h)                               16,800,000       19,813,752
----------------------------------------------------------------------------
6.88%, 05/15/06                                  34,500,000       37,209,975
----------------------------------------------------------------------------
6.13%, 08/15/07                                   6,150,000        6,448,336
----------------------------------------------------------------------------
5.75%, 08/15/10(h)                               31,850,000       32,604,845
============================================================================
                                                                 304,387,526
============================================================================
U.S. TREASURY BONDS-0.37%

6.13%, 11/15/27 to 08/15/29                      14,845,000       15,379,008
============================================================================
    Total U.S. Treasury Securities (Cost
      $307,426,584)                                              319,766,534
============================================================================

U.S. GOVERNMENT AGENCY SECURITIES-4.02%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-2.49%

Jr. Unsec. Sub. Notes, 5.88%, 03/21/11            9,000,000        8,633,430
----------------------------------------------------------------------------
Pass Through Ctfs.,
  7.00%, 11/01/30 to 02/01/31                    31,775,630       31,984,078
----------------------------------------------------------------------------
Pass Through Ctfs.-TBA,
  7.00%, 07/01/31 to 08/01/31(i)                 48,000,000       48,255,104
----------------------------------------------------------------------------
  6.50%, 08/01/31(i)                             15,000,000       14,770,312
============================================================================
                                                                 103,642,924
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-1.53%

Pass Through Ctfs.,
  6.50%, 04/01/14 to 12/01/14                  $ 40,736,329   $   40,863,427
----------------------------------------------------------------------------
  8.00%, 12/01/23                                 9,925,948       10,267,102
----------------------------------------------------------------------------
  Unsec. Sub. Notes, 5.50%, 05/02/06             12,800,000       12,660,224
============================================================================
                                                                  63,790,753
============================================================================
    Total U.S. Government Agency Securities
      (Cost $168,348,974)                                        167,433,677
============================================================================

ASSET-BACKED SECURITIES-1.76%

AIRLINES-0.52%

America West Airlines, Inc.,-Series C, Pass
  Through Ctfs., 6.86%, 07/02/04                  1,735,331        1,711,349
----------------------------------------------------------------------------
Northwest Airlines Inc.-Series 971B, Pass
  Through Ctfs., 7.25%, 01/02/12                  3,964,736        3,684,370
----------------------------------------------------------------------------
United Air Lines, Inc.-Series 95A2, Pass
  Through Ctfs.,
  7.19%, 04/01/11                                12,055,000       12,286,697
----------------------------------------------------------------------------
  9.56%, 10/19/18                                 3,750,000        3,976,050
============================================================================
                                                                  21,658,466
============================================================================

AUTOMOBILE MANUFACTURERS-0.10%

DaimlerChrysler N.A. Holding Corp., Gtd. ROCS
  Series CHR-1998-1, Collateral Trust, 6.50%,
  08/01/18                                        4,609,837        4,223,879
============================================================================

COMPUTER HARDWARE-0.22%

American Airlines, Inc., Pass Through Ctfs.,
  6.82%, 05/23/11 (Acquired 06/28/01; Cost
  $5,864,397)(a)                                  5,770,000        5,738,842
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
COMPUTER HARDWARE-(CONTINUED)

American Airlines, Inc.-Series 87-A,
  Equipment Trust Ctfs., 9.90%, 01/15/11       $  2,955,000   $    3,350,438
============================================================================
                                                                   9,089,280
============================================================================

DIVERSIFIED FINANCIAL SERVICES-0.48%

Citicorp Lease-Class A2, Series 1999-1, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00-01/25/01; Cost $19,745,712)(a)        19,600,000       20,045,900
============================================================================

ELECTRIC UTILITIES-0.44%

Beaver Valley II Funding Corp., SLOBS, 9.00%,
  06/01/17                                       12,500,000       13,204,875
----------------------------------------------------------------------------
Indiana Michigan Power Co.-Series F, SLOBS,
  9.82%, 12/07/22                                 4,468,941        4,937,107
============================================================================
                                                                  18,141,982
============================================================================
    Total Asset-Backed Securities (Cost
      $60,985,459)                                                73,159,507
============================================================================

                                                  SHARES
MONEY MARKET FUNDS-4.18%

STIC Liquid Assets Portfolio(j)                  87,072,813       87,072,813
----------------------------------------------------------------------------
STIC Prime Portfolio(j)                          87,072,813       87,072,813
============================================================================
    Total Money Market Funds (Cost
      $174,145,626)                                              174,145,626
============================================================================
TOTAL INVESTMENTS-100.93% (Cost
  $4,036,090,137)                                              4,201,569,807
============================================================================
OTHER ASSETS LESS LIABILITIES-(0.93%)                            (38,800,060)
============================================================================
NET ASSETS-100.00%                                            $4,162,769,747
____________________________________________________________________________
============================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
AUD     - Australian Dollar
CAD     - Canadian Dollars
Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
DECS    - Dividend Enhanced Convertible Stock
Disc.   - Discounted
EUR     - Euro
GBP     - British Pound Sterling
Gtd.    - Guaranteed
PATS    - Putable Asset Term Security
Pfd.    - Preferred
RAPS    - Redeemable and Putable Security
ROCS    - Receipts on Corporate Securities Trust
Sec.    - Secured
SLOBS   - Secured Lease Obligation Bonds
Sr.     - Senior
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 06/30/01 was $197,862,762, which represented 4.75% of the Fund's net assets.
(b) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(c) Foreign denominated security. Par value is denominated in currency indicated.
(d) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(e) Security fair valued in accordance with the procedures established by the Board of Trustees.
(f) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(g)  Non-income producing security.
(h) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 10.
(i) Security purchased on forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section B.
(j) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $4,036,090,137)*                             $4,201,569,807
-------------------------------------------------------------
Foreign currencies, at value (cost
  $732,830)                                           728,671
-------------------------------------------------------------
Receivables for:
  Investments sold                                    182,994
-------------------------------------------------------------
  Variation margin                                  2,198,725
-------------------------------------------------------------
  Fund shares sold                                 13,551,699
-------------------------------------------------------------
  Dividends and interest                           33,665,804
-------------------------------------------------------------
  Foreign currency contracts outstanding               32,448
-------------------------------------------------------------
Investment for deferred compensation plan              64,656
-------------------------------------------------------------
Collateral for securities loaned                  538,616,646
-------------------------------------------------------------
Other assets                                           72,219
=============================================================
    Total assets                                4,790,683,669
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            69,539,509
-------------------------------------------------------------
  Fund shares reacquired                           15,520,172
-------------------------------------------------------------
  Deferred compensation plan                           64,656
-------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        538,616,646
-------------------------------------------------------------
Accrued distribution fees                           3,649,411
-------------------------------------------------------------
Accrued transfer agent fees                           420,325
-------------------------------------------------------------
Accrued operating expenses                            103,203
=============================================================
    Total liabilities                             627,913,922
=============================================================
Net assets applicable to shares outstanding    $4,162,769,747
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $2,507,490,697
_____________________________________________________________
=============================================================
Class B                                        $1,295,829,784
_____________________________________________________________
=============================================================
Class C                                        $  359,449,266
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                            90,608,342
_____________________________________________________________
=============================================================
Class B                                            46,946,649
_____________________________________________________________
=============================================================
Class C                                            13,007,068
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $        27.67
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $27.67 divided by
      95.25%)                                  $        29.05
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        27.60
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        27.63
_____________________________________________________________
=============================================================

 * At June 30, 2001, securities with an aggregate value of $532,324,170 were on loan to brokers.

STATEMENT OF OPERATIONS
For the six months ended June 30, 2001
(Unaudited)

INVESTMENT INCOME:

Interest                                       $  60,689,404
------------------------------------------------------------
Dividends (net of foreign withholding tax
  of $161,569)                                     8,839,198
------------------------------------------------------------
Dividends from affiliated money market
  funds                                            8,854,786
------------------------------------------------------------
Security lending income                              753,216
============================================================
    Total investment income                       79,136,604
============================================================

EXPENSES:

Advisory fees                                     10,752,286
------------------------------------------------------------
Administrative services fees                         115,466
------------------------------------------------------------
Custodian fees                                       157,407
------------------------------------------------------------
Distribution fees -- Class A                       3,176,220
------------------------------------------------------------
Distribution fees -- Class B                       6,584,466
------------------------------------------------------------
Distribution fees -- Class C                       1,832,004
------------------------------------------------------------
Transfer agent fees -- Class A                     2,030,699
------------------------------------------------------------
Transfer agent fees -- Class B                     1,026,452
------------------------------------------------------------
Transfer agent fees -- Class C                       285,591
------------------------------------------------------------
Trustees' fees                                        13,083
------------------------------------------------------------
Other                                                386,007
============================================================
    Total expenses                                26,359,681
============================================================
Less: Expenses paid indirectly                       (38,373)
============================================================
    Net expenses                                  26,321,308
============================================================
Net investment income                             52,815,296
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FOREIGN CURRENCY CONTRACTS,
  FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (23,087,985)
------------------------------------------------------------
  Foreign currencies                                 (15,583)
------------------------------------------------------------
  Foreign currency contracts                         183,390
------------------------------------------------------------
  Futures contracts                              (34,977,132)
------------------------------------------------------------
  Option contracts written                         2,104,564
============================================================
                                                 (55,792,746)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         (306,618,681)
------------------------------------------------------------
  Foreign currencies                                 (57,121)
------------------------------------------------------------
  Foreign currency contracts                         250,078
------------------------------------------------------------
  Futures contracts                                3,796,798
============================================================
                                                (302,628,926)
============================================================
Net gain (loss) from investment securities,
  foreign currencies, foreign currency
  contracts, futures contracts and option
  contracts:                                    (358,421,672)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(305,606,376)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2001 and the year ended December 31, 2000 (Unaudited)

                                                                 JUNE 30,        DECEMBER 31,
                                                                   2001              2000
                                                              --------------    --------------
OPERATIONS:

  Net investment income                                       $   52,815,296    $   93,697,007
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts and option contracts                               (55,792,746)        8,037,010
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, foreign
    currency contracts and futures contracts                    (302,628,926)     (315,446,121)
==============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (305,606,376)     (213,712,104)
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (35,817,030)      (54,663,293)
----------------------------------------------------------------------------------------------
  Class B                                                        (13,521,961)      (22,292,342)
----------------------------------------------------------------------------------------------
  Class C                                                         (3,776,915)       (5,320,796)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                                 --       (39,511,188)
----------------------------------------------------------------------------------------------
  Class B                                                                 --       (21,396,291)
----------------------------------------------------------------------------------------------
  Class C                                                                 --        (5,732,223)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        215,234,733       922,806,014
----------------------------------------------------------------------------------------------
  Class B                                                         48,927,225       291,069,331
----------------------------------------------------------------------------------------------
  Class C                                                         25,356,207       196,576,584
==============================================================================================
    Net increase (decrease) in net assets                        (69,204,117)    1,047,823,692
==============================================================================================

NET ASSETS:

  Beginning of period                                          4,231,973,864     3,184,150,172
==============================================================================================
  End of period                                               $4,162,769,747    $4,231,973,864
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $4,098,798,290    $3,809,280,125
----------------------------------------------------------------------------------------------
  Undistributed net investment income                             (2,867,575)        1,041,061
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, foreign currency
    contracts, futures contracts and option contracts            (92,325,148)      (36,532,402)
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, foreign currency contracts and futures
    contracts                                                    159,164,180       458,185,080
==============================================================================================
                                                              $4,162,769,747    $4,231,973,864
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2001
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
       Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
       The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.
       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

C. Distributions -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
     Outstanding foreign currency contracts at June 30, 2001 were as follows:

                                CONTRACT TO
   SETTLEMENT             -----------------------                 UNREALIZED
   DATE        CURRENCY    DELIVER      RECEIVE       VALUE      APPRECIATION
   ----------  --------   ----------   ----------   ----------   ------------
   09/10/01      AUD      10,500,000   $5,376,000   $5,343,552     $32,448
   ==========================================================================

G. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

H. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

I. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

J. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $3,608,026 reduction in the cost of securities and a corresponding $3,608,026 increase in net unrealized gains and losses, based on securities held by the Fund on January 1, 2001.

  The effect of this change in 2001 was to decrease net investment income by $1,568,866, increase net unrealized gains and losses by $1,313,368, increase net realized gains and losses by $255,498, decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.07%.

NOTE 3-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2001, AIM was paid $115,466 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2001, AFS was paid $1,279,278 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $3,176,220, $6,584,466 and $1,832,004, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $418,635 from sales of the Class A shares of the Fund during the six months ended June 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 2001, AIM Distributors received $40,807 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended June 30, 2001, the Fund paid legal fees of $3,661 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 4-INDIRECT EXPENSES

For the six months ended June 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $38,373 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $38,373.

NOTE 5-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 6-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 7-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At June 30, 2001, securities with an aggregate value of $532,324,170 were on loan to brokers. The loans were secured by cash collateral of $538,616,646, received by the Fund and subsequently invested in affiliated money market funds as follows: $269,308,323 in STIC Liquid Assets Portfolio and $269,308,323 in STIC Prime Portfolio. For the six months ended June 30, 2001, the Fund received fees of $753,216 for securities lending.

NOTE 8-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2001 was $1,787,928,378 and $1,362,334,572, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $ 409,346,382
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (247,978,089)
=========================================================
Net unrealized appreciation of
  investment securities                     $ 161,368,293
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $4,040,201,514.

NOTE 9-CALL OPTION CONTRACTS

Transactions in call options written during the six months ended June 30, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                  ------------------------
                                  NUMBER OF     PREMIUMS
                                  CONTRACTS     RECEIVED
                                  ---------    -----------
Beginning of period                    --      $        --
----------------------------------------------------------
Written                             7,680        2,254,644
----------------------------------------------------------
Closed                             (2,240)        (754,855)
----------------------------------------------------------
Expired                            (5,440)      (1,499,789)
==========================================================
End of period                          --      $        --
__________________________________________________________
==========================================================

NOTE 10-FUTURES CONTRACTS

On June 30, 2001, $36,560,400 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of June 30, 2001 were as follows:

                                                                                                              UNREALIZED
                                                               NO. OF         MONTH/           MARKET        APPRECIATION
CONTRACT                                                      CONTRACTS     COMMITMENT         VALUE        (DEPRECIATION)
--------                                                      ---------    -------------    ------------    --------------
Nasdaq 100 Index                                                 241       Sept.-01/Long    $ 44,500,650     $  3,909,898
--------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                    897       Sept.-01/Long     276,208,725      (10,232,079)
==========================================================================================================================
                                                                                            $320,709,375     $ (6,322,181)
__________________________________________________________________________________________________________________________
==========================================================================================================================

NOTE 11-SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2001 and the year ended December 31, 2000 were as follows:

                                                                        JUNE 30,                      DECEMBER 31,
                                                                          2001                            2000
                                                              ----------------------------    -----------------------------
                                                                SHARES          AMOUNT          SHARES           AMOUNT
                                                              -----------    -------------    -----------    --------------
Sold:
  Class A                                                      20,709,542    $ 600,592,277     44,686,844    $1,459,628,858
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                       5,050,458      145,394,517     13,281,625       433,100,994
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,372,723       69,103,169      7,345,840       240,137,040
===========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       1,199,837       32,950,182      2,771,578        87,115,195
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                         436,080       11,947,446      1,260,443        39,350,153
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                         115,168        3,156,855        313,857         9,736,859
===========================================================================================================================
Reacquired:
  Class A                                                     (14,622,346)    (418,307,726)   (19,211,948)     (623,938,039)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,815,578)    (108,414,738)    (5,548,847)     (181,381,816)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,645,056)     (46,903,817)    (1,639,854)      (53,297,315)
===========================================================================================================================
                                                                9,800,828    $ 289,518,165     43,259,538    $1,410,451,929
___________________________________________________________________________________________________________________________
===========================================================================================================================

NOTE 12-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                   CLASS A
                                             ------------------------------------------------------------------------------------
                                             SIX MONTHS ENDED                         YEAR ENDED DECEMBER 31,
                                                 JUNE 30,          --------------------------------------------------------------
                                                   2001             2000(a)       1999(a)       1998(a)        1997        1996
                                             ----------------      ----------    ----------    ----------    --------    --------
Net asset value, beginning of period            $    30.10         $    32.69    $    28.23    $    25.78    $  21.84    $  19.22
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               0.37(b)            0.92          0.82          0.71        0.60        0.66
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                         (2.40)             (2.23)         4.46          2.45        4.66        2.99
=================================================================================================================================
    Total from investment operations                 (2.03)             (1.31)         5.28          3.16        5.26        3.65
=================================================================================================================================
Less distributions:
  Dividends from net investment income               (0.40)             (0.79)        (0.82)        (0.65)      (0.55)      (0.55)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                 --              (0.49)           --         (0.06)      (0.77)      (0.48)
=================================================================================================================================
    Total distributions                              (0.40)             (1.28)        (0.82)        (0.71)      (1.32)      (1.03)
=================================================================================================================================
Net asset value, end of period                  $    27.67         $    30.10    $    32.69    $    28.23    $  25.78    $  21.84
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                      (6.73)%            (4.18)%       19.04%        12.46%      24.41%      19.25%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $2,507,491         $2,507,641    $1,800,350    $1,318,230    $683,633    $334,189
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets               0.95%(d)           0.96%         0.94%         0.95%       0.98%       1.15%
=================================================================================================================================
Ratio of net investment income to average
  net assets                                          2.63%(b)(d)        2.80%         2.81%         2.81%       2.48%       2.97%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                 35%                55%           65%           43%         66%         72%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.38 and the ratio of net investment income to average net assets would have been 2.70%. Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $2,562,031,240.

                                                                                    CLASS B
                                               ----------------------------------------------------------------------------------
                                               SIX MONTHS ENDED                        YEAR ENDED DECEMBER 31,
                                                   JUNE 30,          ------------------------------------------------------------
                                                     2001             2000(a)       1999(a)      1998(a)       1997        1996
                                               ----------------      ----------    ----------    --------    --------    --------
Net asset value, beginning of period              $    30.01         $    32.61    $    28.18    $  25.75    $  21.83    $  19.22
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 0.27(b)            0.66          0.58        0.42        0.38        0.48
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                           (2.39)             (2.23)         4.45        2.51        4.68        2.99
=================================================================================================================================
    Total from investment operations                   (2.12)             (1.57)         5.03        2.93        5.06        3.47
=================================================================================================================================
Less distributions:
  Dividends from net investment income                 (0.29)             (0.54)        (0.60)      (0.44)      (0.37)      (0.38)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                   --              (0.49)           --       (0.06)      (0.77)      (0.48)
=================================================================================================================================
    Total distributions                                (0.29)             (1.03)        (0.60)      (0.50)      (1.14)      (0.86)
=================================================================================================================================
Net asset value, end of period                    $    27.60         $    30.01    $    32.61    $  28.18    $  25.75    $  21.83
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                        (7.05)%            (4.93)%       18.08%      11.53%      23.42%      18.28%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $1,295,830         $1,358,823    $1,183,215    $894,165    $486,506    $237,082
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                 1.70%(d)           1.73%         1.75%       1.76%       1.79%       1.97%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                1.88%(b)(d)        2.03%         2.00%       2.00%       1.67%       2.15%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                   35%                55%           65%         43%         66%         72%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.28 and the ratio of net investment income to average net assets would have been 1.95%. Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $1,327,806,610.

                                                                                         CLASS C
                                                         ------------------------------------------------------------------------
                                                                                                                   AUGUST 4, 1997
                                                                                                                    (DATE SALES
                                                         SIX MONTHS ENDED          YEAR ENDED DECEMBER 31,         COMMENCED) TO
                                                             JUNE 30,          --------------------------------     DECEMBER 31,
                                                               2001            2000(a)     1999(a)     1998(a)          1997
                                                         ----------------      --------    --------    --------    --------------
Net asset value, beginning of period                         $  30.05          $  32.65    $  28.21    $  25.76        $25.55
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.27(b)           0.66        0.58        0.42          0.16
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (2.40)            (2.23)       4.46        2.53          1.01
=================================================================================================================================
    Total from investment operations                            (2.13)            (1.57)       5.04        2.95          1.17
=================================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.29)            (0.54)      (0.60)      (0.44)        (0.19)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --             (0.49)         --       (0.06)        (0.77)
=================================================================================================================================
    Total distributions                                         (0.29)            (1.03)      (0.60)      (0.50)        (0.96)
=================================================================================================================================
Net asset value, end of period                               $  27.63          $  30.05    $  32.65    $  28.21        $25.76
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                 (7.07)%           (4.93)%     18.09%      11.60%         4.67%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $359,449          $365,510    $200,585    $114,163        $9,394
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                          1.70%(d)          1.73%       1.75%       1.73%         1.78%(e)
=================================================================================================================================
Ratio of net investment income to average net assets             1.88%(b)(d)       2.03%       2.00%       2.03%         1.68%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            35%               55%         65%         43%           66%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.28 and the ratio of net investment income to average net assets would have been 1.95%. Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $369,437,197.
(e)  Annualized.

SCHEDULE OF INVESTMENTS
June 30, 2001
(Unaudited)

                                                                 MARKET
                                                 SHARES           VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-90.97%

ADVERTISING-2.93%

Omnicom Group Inc.(a)                            7,550,000   $   649,300,000
============================================================================

APPLICATION SOFTWARE-1.34%

Amdocs Ltd. (United Kingdom)(b)                  4,131,700       222,492,045
----------------------------------------------------------------------------
PeopleSoft, Inc.(b)                              1,493,000        73,500,390
============================================================================
                                                                 295,992,435
============================================================================

BANKS-1.36%

Bank of New York Co., Inc. (The)                 6,250,000       300,000,000
============================================================================

BROADCASTING & CABLE TV-7.88%

Comcast Corp.-Class A(b)                        19,773,700       858,178,580
----------------------------------------------------------------------------
Cox Communications, Inc.-Class A(b)             20,000,000       886,000,000
============================================================================
                                                               1,744,178,580
============================================================================

COMPUTER & ELECTRONICS RETAIL-1.15%

Best Buy Co., Inc.(b)                            4,000,000       254,080,000
============================================================================

COMPUTER HARDWARE-0.46%

Compaq Computer Corp.                            6,600,000       102,234,000
============================================================================

COMPUTER STORAGE & PERIPHERALS-0.62%

EMC Corp.(b)                                     4,750,000       137,987,500
============================================================================

DATA PROCESSING SERVICES-5.12%

Automatic Data Processing, Inc.                  6,000,000       298,200,000
----------------------------------------------------------------------------
First Data Corp.                                13,000,000       835,250,000
============================================================================
                                                               1,133,450,000
============================================================================

DIVERSIFIED FINANCIAL SERVICES-12.80%

American Express Co.                             6,000,000       232,800,000
----------------------------------------------------------------------------
Citigroup Inc.                                  13,000,000       686,920,000
----------------------------------------------------------------------------
Fannie Mae                                       4,750,000       404,462,500
----------------------------------------------------------------------------
Freddie Mac                                      7,500,000       525,000,000
----------------------------------------------------------------------------
J.P. Morgan Chase & Co.                         11,277,500       502,976,500
----------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                 7,500,000       481,725,000
============================================================================
                                                               2,833,884,000
============================================================================

DRUG RETAIL-1.39%

Walgreen Co.                                     9,000,000       307,350,000
============================================================================

ELECTRIC UTILITIES-1.55%

Calpine Corp.(b)                                 1,000,000        37,800,000
----------------------------------------------------------------------------
Duke Energy Corp.                                4,291,000       167,391,910
----------------------------------------------------------------------------
Mirant Corp.(b)                                  4,000,000       137,600,000
============================================================================
                                                                 342,791,910
============================================================================

                                                                 MARKET
                                                 SHARES           VALUE

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.92%

Celestica Inc. (Canada)(b)                       7,788,400   $   401,102,600
----------------------------------------------------------------------------
Solectron Corp.(b)                               1,350,000        24,705,000
============================================================================
                                                                 425,807,600
============================================================================

FOOD RETAIL-2.85%

Kroger Co. (The)(b)                              8,000,000       200,000,000
----------------------------------------------------------------------------
Safeway Inc.(b)                                  9,000,000       432,000,000
============================================================================
                                                                 632,000,000
============================================================================

GENERAL MERCHANDISE STORES-2.97%

Target Corp.                                    19,000,000       657,400,000
============================================================================

HEALTH CARE EQUIPMENT-1.63%

Baxter International Inc.                        5,175,000       253,575,000
----------------------------------------------------------------------------
Guidant Corp.(b)                                 3,000,000       108,000,000
============================================================================
                                                                 361,575,000
============================================================================

HEALTH CARE FACILITIES-1.94%

HCA Inc.                                         9,500,000       429,305,000
============================================================================

HOUSEHOLD PRODUCTS-0.95%

Kimberly-Clark Corp.                             3,750,000       209,625,000
============================================================================

INDUSTRIAL CONGLOMERATES-5.72%

General Electric Co.                            11,455,000       558,431,250
----------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)               13,000,000       708,500,000
============================================================================
                                                               1,266,931,250
============================================================================

INTEGRATED OIL & GAS-4.26%

BP Amoco PLC-ADR (United Kingdom)                8,500,000       423,725,000
----------------------------------------------------------------------------
Chevron Corp.                                    2,375,000       214,937,500
----------------------------------------------------------------------------
Exxon Mobil Corp.                                3,500,000       305,725,000
============================================================================
                                                                 944,387,500
============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.48%

Qwest Communications International Inc.          3,363,000       107,178,810
============================================================================

INTERNET SOFTWARE & SERVICES-0.40%

Check Point Software Technologies Ltd.
  (Israel)(b)                                    1,734,000        87,688,380
============================================================================

MANAGED HEALTH CARE-3.74%

CIGNA Corp.                                      3,000,000       287,460,000
----------------------------------------------------------------------------
UnitedHealth Group Inc.                          8,750,000       540,312,500
============================================================================
                                                                 827,772,500
============================================================================

MOVIES & ENTERTAINMENT-2.99%

AOL Time Warner Inc.(b)                         12,500,000       662,500,000
============================================================================

                                                                 MARKET
                                                 SHARES           VALUE

MULTI-LINE INSURANCE-4.64%

American International Group, Inc.              10,125,000   $   870,750,000
----------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)    2,300,000       157,320,000
============================================================================
                                                               1,028,070,000
============================================================================

MULTI-UTILITIES-2.37%

Enron Corp.                                      4,519,000       221,431,000
----------------------------------------------------------------------------
Williams Cos., Inc. (The)                        9,205,800       303,331,110
============================================================================
                                                                 524,762,110
============================================================================

NETWORKING EQUIPMENT-0.91%

Brocade Communications Systems, Inc.(b)          1,665,300        73,256,547
----------------------------------------------------------------------------
Cisco Systems, Inc.(b)                           7,000,000       127,400,000
============================================================================
                                                                 200,656,547
============================================================================

OIL & GAS DRILLING-1.05%

Transocean Sedco Forex Inc.                      5,650,000       233,062,500
============================================================================

PHARMACEUTICALS-7.76%

Abbott Laboratories                              3,500,000       168,035,000
----------------------------------------------------------------------------
Allergan, Inc.                                     450,000        38,475,000
----------------------------------------------------------------------------
Johnson & Johnson                               10,650,000       532,500,000
----------------------------------------------------------------------------
Pfizer Inc.                                     20,391,200       816,667,560
----------------------------------------------------------------------------
Schering-Plough Corp.                            4,500,000       163,080,000
============================================================================
                                                               1,718,757,560
============================================================================

PROPERTY & CASUALTY INSURANCE-0.16%

St. Paul Co., Inc. (The)                           713,100        36,147,039
============================================================================

SEMICONDUCTOR EQUIPMENT-0.59%

Applied Materials, Inc.(b)                       2,000,000        98,200,000
----------------------------------------------------------------------------
Teradyne, Inc.(b)                                1,000,000        33,100,000
============================================================================
                                                                 131,300,000
============================================================================

SEMICONDUCTORS-1.61%

Analog Devices, Inc.(b)                          8,250,000       356,812,500
============================================================================

                                                                 MARKET
                                                 SHARES           VALUE

SOFT DRINKS-1.05%

PepsiCo, Inc.                                    5,250,000   $   232,050,000
============================================================================

SYSTEMS SOFTWARE-1.46%

Microsoft Corp.(b)                               2,339,000       170,747,000
----------------------------------------------------------------------------
Oracle Corp.(b)                                  8,000,000       152,000,000
============================================================================
                                                                 322,747,000
============================================================================

TELECOMMUNICATIONS EQUIPMENT-0.62%

Nokia Oyj-ADR (Finland)                          6,200,000       136,648,000
============================================================================

WIRELESS TELECOMMUNICATION SERVICES-2.30%

Nextel Communications, Inc.-Class A(b)          29,093,800       509,141,500
----------------------------------------------------------------------------
Total Common Stocks & Other Equity Interests
  (Cost $17,841,625,791)                                      20,143,574,221
============================================================================

                                                PRINCIPAL
                                                 AMOUNT
U.S. TREASURY SECURITIES-0.31%

U.S. TREASURY BILLS-0.31%

3.44%, 09/20/01 (Cost $69,464,500)(c)           70,000,000(d)     69,469,400
============================================================================

                                                 SHARES
MONEY MARKET FUNDS-9.01%

STIC Liquid Assets Portfolio(e)                997,987,008       997,987,008
----------------------------------------------------------------------------
STIC Prime Portfolio(e)                        997,987,008       997,987,008
============================================================================
Total Money Market Funds (Cost
  $1,995,974,016)                                              1,995,974,016
============================================================================
TOTAL INVESTMENTS-100.29% (Cost
  $19,907,064,307)                                            22,209,017,637
============================================================================
OTHER ASSETS LESS LIABILITIES-(0.29)%                            (64,642,351)
============================================================================
NET ASSETS-100.00%                                           $22,144,375,286
____________________________________________________________________________
============================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Affiliated issuer in which the Fund's holdings of the issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 06/30/01 represented 2.93% of the Fund's net assets.
(b)  Non-income producing security.
(c) U.S. Treasury bills are traded on a discount basis. The interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 8.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
                                     FS-50

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $19,907,064,307)*                           $22,209,017,637
-------------------------------------------------------------
Receivables for:
  Investments sold                                122,112,727
-------------------------------------------------------------
  Variation margin                                  2,585,000
-------------------------------------------------------------
  Fund shares sold                                 15,712,679
-------------------------------------------------------------
  Dividends                                        12,389,589
-------------------------------------------------------------
Investment for deferred compensation plan             309,908
-------------------------------------------------------------
Collateral for securities loaned                  222,948,300
-------------------------------------------------------------
Other assets                                           91,338
=============================================================
    Total assets                               22,585,167,178
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                           140,790,925
-------------------------------------------------------------
  Fund shares reacquired                           44,975,352
-------------------------------------------------------------
  Foreign currency contracts closed                 1,235,895
-------------------------------------------------------------
  Foreign currency contracts outstanding            3,649,485
-------------------------------------------------------------
  Deferred compensation plan                          309,908
-------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        222,948,300
-------------------------------------------------------------
Accrued distribution fees                          22,047,346
-------------------------------------------------------------
Accrued transfer agent fees                         3,547,295
-------------------------------------------------------------
Accrued operating expenses                          1,287,386
=============================================================
    Total liabilities                             440,791,892
=============================================================
Net assets applicable to shares outstanding   $22,144,375,286
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                       $10,045,220,358
_____________________________________________________________
=============================================================
Class B                                       $10,972,771,687
_____________________________________________________________
=============================================================
Class C                                       $ 1,126,383,241
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                           855,188,556
_____________________________________________________________
=============================================================
Class B                                           982,025,658
_____________________________________________________________
=============================================================
Class C                                           100,752,287
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                   $         11.75
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.75 divided by
      94.50%)                                 $         12.43
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                     $         11.17
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                     $         11.18
_____________________________________________________________
=============================================================

* At June 30, 2001, securities with an aggregate market value of $184,346,881 were on loan to brokers.

STATEMENT OF OPERATIONS
For the six months ended June 30, 2001
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $790,867)                                   $    68,585,478
-------------------------------------------------------------
Dividends from affiliated money market funds       53,185,014
-------------------------------------------------------------
Interest                                            1,560,496
-------------------------------------------------------------
Security lending income                               237,666
=============================================================
    Total investment income                       123,568,654
=============================================================

EXPENSES:

Advisory fees                                      72,746,231
-------------------------------------------------------------
Administrative services fees                          400,626
-------------------------------------------------------------
Custodian fees                                        555,898
-------------------------------------------------------------
Distribution fees -- Class A                       13,084,290
-------------------------------------------------------------
Distribution fees -- Class B                       57,766,811
-------------------------------------------------------------
Distribution fees -- Class C                        5,907,455
-------------------------------------------------------------
Transfer agent fees -- Class A                      9,757,009
-------------------------------------------------------------
Transfer agent fees -- Class B                     11,370,582
-------------------------------------------------------------
Transfer agent fees -- Class C                      1,162,799
-------------------------------------------------------------
Trustees' fees                                         54,926
-------------------------------------------------------------
Other                                               3,385,596
=============================================================
    Total expenses                                176,192,223
=============================================================
Less: Fees waived                                  (5,432,918)
-------------------------------------------------------------
    Expenses paid indirectly                         (212,610)
=============================================================
    Net expenses                                  170,546,695
=============================================================
Net investment income (loss)                      (46,978,041)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCY
  CONTRACTS, FUTURES CONTRACTS AND OPTION
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (827,278,249)
-------------------------------------------------------------
  Foreign currency contracts                        4,187,021
-------------------------------------------------------------
  Futures contracts                               (93,528,988)
-------------------------------------------------------------
  Option contracts written                         48,068,160
=============================================================
                                                 (868,552,056)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (609,045,292)
-------------------------------------------------------------
  Foreign currency contracts                       26,524,143
-------------------------------------------------------------
  Futures contracts                               (18,000,598)
-------------------------------------------------------------
  Option contracts written                        (49,439,506)
=============================================================
                                                 (649,961,253)
=============================================================
Net gain (loss) from investment securities,
  foreign currency contracts, futures
  contracts and option contracts:              (1,518,513,309)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                   $(1,565,491,350)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.
                                    FS-51

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2001 and the year ended December 31, 2000 (Unaudited)

                                                                 JUNE 30,         DECEMBER 31,
                                                                   2001               2000
                                                              ---------------    ---------------
OPERATIONS:

  Net investment income (loss)                                $   (46,978,041)   $  (153,822,863)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currency contracts, futures contracts and option
    contracts                                                    (868,552,056)     1,802,222,254
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currency contracts,
    futures contracts and option contracts                       (649,961,253)    (6,293,440,690)
================================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (1,565,491,350)    (4,645,041,299)
================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                  --     (1,074,794,698)
------------------------------------------------------------------------------------------------
  Class B                                                                  --     (1,247,299,950)
------------------------------------------------------------------------------------------------
  Class C                                                                  --       (126,240,715)
------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (495,177,582)     1,670,331,026
------------------------------------------------------------------------------------------------
  Class B                                                        (718,097,498)     1,786,995,772
------------------------------------------------------------------------------------------------
  Class C                                                         (53,919,909)       774,093,169
================================================================================================
    Net increase (decrease) in net assets                      (2,832,686,339)    (2,861,956,695)
================================================================================================

NET ASSETS:

  Beginning of period                                          24,977,061,625     27,839,018,320
================================================================================================
  End of period                                               $22,144,375,286    $24,977,061,625
________________________________________________________________________________________________
================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $20,769,314,314    $22,036,509,303
------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (47,729,205)          (751,164)
------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currency contracts, futures
    contracts and option contracts                               (846,705,002)        21,847,054
------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currency contracts, futures contracts and option
    contracts                                                   2,269,495,179      2,919,456,432
================================================================================================
                                                              $22,144,375,286    $24,977,061,625
________________________________________________________________________________________________
================================================================================================

See Notes to Financial Statements.
                                     FS-52

NOTES TO FINANCIAL STATEMENTS
June 30, 2001
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital. Income is a secondary objective.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
      Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
     Outstanding foreign currency contracts at June 30, 2001 were as follows:

                              CONTRACT TO                            UNREALIZED
SETTLEMENT             --------------------------                   APPRECIATION
DATE        CURRENCY     DELIVER       RECEIVE         VALUE       (DEPRECIATION)
----------  --------   -----------   ------------   ------------   --------------
 08/30/01     CAD      452,750,000   $293,139,268   $297,865,501    $(4,726,233)
---------------------------------------------------------------------------------
 08/31/01     EUR      125,350,000    107,204,514    106,127,766      1,076,748
=================================================================================
                                     $400,343,782   $403,993,267    $(3,649,485)
_________________________________________________________________________________
=================================================================================

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. Effective July 1, 2000, AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. For the six months ended June 30, 2001, AIM waived fees of $5,432,918.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2001, AIM was paid $400,626 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2001, AFS was paid $11,068,372 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $13,084,290, $57,766,811 and $5,907,455, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,347,004 from sales of the Class A shares of the Fund during the six months ended June 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30,

2001, AIM Distributors received $351,065 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended June 30, 2001, the Fund paid legal fees of $13,240 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the six months ended June 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $212,610 which resulted in a reduction of the Fund's total expenses of $212,610.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At June 30, 2001, securities with an aggregate value of $184,346,881 were on loan to brokers. The loans were secured by cash collateral of $222,948,300 received by the Fund and subsequently invested in the affiliated money market fund STIC Liquid Assets Portfolio, an affiliated money market fund. For the six months ended June 30, 2001, the Fund received fees of $237,666 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2001 was $4,909,177,455 and $6,015,655,414, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                    $ 3,669,810,613
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                     (1,402,154,602)
==========================================================
Net unrealized appreciation of investment
  securities                               $ 2,267,656,011
__________________________________________________________
==========================================================
Cost of investments for tax purposes is $19,941,361,626.


NOTE 8-FUTURES CONTRACTS

On June 30, 2001, $42,175,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts at June 30, 2001 were as follows:

                                                                   UNREALIZED
                        NO. OF        MONTH/         MARKET       APPRECIATION
CONTRACT               CONTRACTS    COMMITMENT       VALUE       (DEPRECIATION)
--------               ---------   ------------   ------------   --------------
S&P 500 Index            2,200     Sep. 01/Long   $677,435,000    $(28,808,666)
_______________________________________________________________________________
===============================================================================


NOTE 9-CALL OPTION CONTRACTS

Transactions in call options written during the six months ended June 30, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                 -------------------------
                                 NUMBER OF      PREMIUMS
                                 CONTRACTS      RECEIVED
                                 ---------    ------------
Beginning of period                86,390     $ 76,053,069
----------------------------------------------------------
Closed                            (17,000)     (10,569,566)
----------------------------------------------------------
Exercised                         (32,000)     (26,673,189)
----------------------------------------------------------
Expired                           (37,390)     (38,810,314)
==========================================================
End of period                          --     $         --
__________________________________________________________
==========================================================

NOTE 10-SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2001 and the year ended December 31, 2000 were as follows:

                                                                    JUNE 30, 2001                    DECEMBER 31, 2000
                                                           -------------------------------    --------------------------------
                                                              SHARES           AMOUNT            SHARES            AMOUNT
                                                           ------------    ---------------    -------------    ---------------
Sold:
  Class A                                                    56,447,089    $   681,583,286      630,010,408    $ 3,156,759,316
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                    33,894,693        390,739,225      703,853,509      2,552,273,834
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                     8,735,076        101,198,005       87,455,815        904,931,025
==============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                            --                 --       83,714,399      1,028,837,590
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                            --                 --       99,085,297      1,163,271,351
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                            --                 --       10,150,935        119,273,711
==============================================================================================================================
Reacquired:
  Class A                                                   (98,553,596)    (1,176,760,868)     (75,280,734)    (2,515,265,880)
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                   (97,742,000)    (1,108,836,723)     (60,835,163)    (1,928,549,413)
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                   (13,608,731)      (155,117,914)     (10,212,288)      (250,111,567)
==============================================================================================================================
                                                           (110,827,469)   $(1,267,194,989)   1,467,942,178    $ 4,231,419,967
______________________________________________________________________________________________________________________________
==============================================================================================================================


NOTE 11-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                 CLASS A
                                         ----------------------------------------------------------------------------------------
                                         SIX MONTHS ENDED                          YEAR ENDED DECEMBER 31,
                                             JUNE 30,        --------------------------------------------------------------------
                                               2001            2000(a)        1999(b)       1998(b)       1997(b)      1996(a)(b)
                                         ----------------    -----------    -----------    ----------    ----------    ----------
Net asset value, beginning of period       $     12.51       $     16.28    $     13.40    $    10.81    $     9.72    $     8.94
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    0.00             (0.04)         (0.01)         0.03          0.05          0.14
=================================================================================================================================
  Net gains (losses) on securities
    (both realized and unrealized)               (0.76)            (2.42)          3.97          3.46          2.26          1.14
=================================================================================================================================
    Total from investment operations             (0.76)            (2.46)          3.96          3.49          2.31          1.28
=================================================================================================================================
Less distributions:
  Dividends from net investment income              --                --             --         (0.03)        (0.01)        (0.13)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains             --             (1.31)         (1.08)        (0.87)        (1.21)        (0.37)
=================================================================================================================================
    Total distributions                             --             (1.31)         (1.08)        (0.90)        (1.22)        (0.50)
=================================================================================================================================
Net asset value, end of period             $     11.75       $     12.51    $     16.28    $    13.40    $    10.81    $     9.72
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                  (6.08)%          (14.95)%        29.95%        32.76%        23.95%        14.52%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                 $10,045,220       $11,223,504    $12,640,073    $8,823,094    $6,745,253    $5,100,061
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers                                1.05%(d)          1.00%          1.00%         1.00%         1.04%         1.11%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                             1.10%(d)          1.04%          1.02%         1.02%         1.06%         1.13%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                           0.01%(d)         (0.11)%        (0.09)%        0.26%         0.57%         1.65%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                             23%               67%            66%          113%          137%          126%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $10,554,134,321.

                                                                                 CLASS B
                                         ----------------------------------------------------------------------------------------
                                         SIX MONTHS ENDED                          YEAR ENDED DECEMBER 31,
                                             JUNE 30,        --------------------------------------------------------------------
                                               2001            2000(a)      1999(a)(b)      1998(b)       1997(b)      1996(a)(b)
                                         ----------------    -----------    -----------    ----------    ----------    ----------
Net asset value, beginning of period       $     11.94       $     15.73    $     13.08    $    10.63    $     9.64    $     8.88
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.04)            (0.31)         (0.13)        (0.06)        (0.02)         0.07
=================================================================================================================================
  Net gains (losses) on securities
    (both realized and unrealized)               (0.73)            (2.17)          3.86          3.38          2.22          1.13
=================================================================================================================================
    Total from investment operations             (0.77)            (2.48)          3.73          3.32          2.20          1.20
=================================================================================================================================
Less distributions:
  Dividends from net investment income              --                --             --            --            --         (0.07)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains             --             (1.31)         (1.08)        (0.87)        (1.21)        (0.37)
=================================================================================================================================
    Total distributions                             --             (1.31)         (1.08)        (0.87)        (1.21)        (0.44)
=================================================================================================================================
Net asset value, end of period             $     11.17       $     11.94    $     15.73    $    13.08    $    10.63    $     9.64
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                  (6.45)%          (15.65)%        28.94%        31.70%        22.96%        13.57%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                 $10,972,772       $12,491,366    $14,338,087    $9,680,068    $6,831,796    $4,875,933
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers                                1.81%(d)          1.77%          1.79%         1.80%         1.85%         1.94%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                             1.86%(d)          1.81%          1.81%         1.82%         1.87%         1.96%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                          (0.75)%(d)        (0.89)%        (0.88)%       (0.54)%       (0.24)%        0.82%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                             23%               67%            66%          113%          137%          126%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $11,649,108,310.

                                                                                      CLASS C
                                                   ------------------------------------------------------------------------------
                                                                                                                  AUGUST 4, 1997
                                                                                                                 (DATE OPERATIONS
                                                   SIX MONTHS ENDED           YEAR ENDED DECEMBER 31,             COMMENCED) TO
                                                       JUNE 30,        --------------------------------------      DECEMBER 31,
                                                         2001           2000(a)      1999(a)(b)    1998(a)(b)        1997(b)
                                                   ----------------    ----------    ----------    ----------    ----------------
Net asset value, beginning of period                  $    11.95       $    15.74     $  13.09      $  10.63         $  11.86
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.04)           (0.31)       (0.13)        (0.06)              --
=================================================================================================================================
  Net gains (losses) on securities (both realized
    and unrealized)                                        (0.73)           (2.17)        3.86          3.39            (0.02)
=================================================================================================================================
    Total from investment operations                       (0.77)           (2.48)        3.73          3.33            (0.02)
=================================================================================================================================
Less distributions from net realized gains                    --            (1.31)       (1.08)        (0.87)           (1.21)
=================================================================================================================================
Net asset value, end of period                        $    11.18       $    11.95     $  15.74      $  13.09         $  10.63
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                            (6.44)%         (15.62)%      28.92%        31.72%           (0.08)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $1,126,383       $1,262,192     $860,859      $212,095         $ 32,900
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                          1.81%(d)         1.77%        1.79%         1.80%            1.84%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                       1.86%(d)         1.81%        1.81%         1.82%            1.86%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment loss to average net
  assets                                                   (0.75)%(d)       (0.88)%      (0.88)%       (0.54)%          (0.23)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                       23%              67%          66%          113%             137%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $1,191,282,292.
(e)  Annualized.

                                     PART C
                                OTHER INFORMATION

Exhibit
Number
------
a (1)   -   (a) Amended and Restated Agreement and Declaration of Trust, dated
            November 5, 1998.(6)

        - (b) Amendment No. 1, dated December 21, 1998, to Amended and Restated Agreement and Declaration of Trust.(6)

        - (c) Amendment No. 2, dated June 1, 2000, to Amended and Restated Agreement and Declaration of Trust.(10)

        - (d) Amendment No. 3, dated June 14, 2000, to Amended and Restated Agreement and Declaration of Trust.(10)

        - (e) Amendment No. 4, dated September 22, 2000, to Amended and Restated Agreement and Declaration of Trust.(11)

        - (f) Amendment No. 5, dated December 12, 2000, to Amended and Restated Agreement and Declaration of Trust.(12)

        - (g) Amendment No. 6, dated December 13, 2000, to Amended and Restated Agreement and Declaration of the Trust.(13)

        - (h) Amendment No. 7, dated March 14, 2001, to Amended and Restated Agreement and Declaration of Trust.(13)

        - (i) Amendment No. 8, dated June 12, 2001, to Amended and Restated Agreement and Declaration of Trust.(14)

        - (j) Amendment No. 9, dated July 13, 2001, to Amended and Restated Agreement and Declaration of Trust.(14)

        - (k) Amendment No. 10, dated September 28, 2001, to Amended and Restated Agreement and Declaration of Trust.(15)


        - (l) Amendment No. 11, dated December 11, 2001, to Amended and Restated Agreement and Declaration of Trust.(16)


b (1)   -   (a) Amended and Restated Bylaws, dated November 5, 1999. (6)

        - (b) First Amendment, adopted June 9, 1999, to Amended and Restated Bylaws.(8)

        - (c) Amendment No. 2, adopted June 14, 2000, to Amended and Restated Bylaws.(10)

c       -   Articles II, VI, VII and VIII of the Amended and Restated Agreement
            and Declaration of Trust, as amended, and Articles IV and VI of the Amended and Restated Bylaws, as amended, as previously filed, define rights of holders of shares.(6)

d (1)   -   (a) Master Investment Advisory Agreement, dated June 1, 2000, between the Registrant and A I M Advisors, Inc.(10)

        - (b) Amendment No. 1, dated August 30, 2000, to the Master Investment Advisory Agreement, dated June 1, 2000, between Registrant and A I M Advisors, Inc.(11)

        - (c) Amendment No. 2, dated December 27, 2000, to the Master Investment Advisory Agreement, dated June 1, 2000, between Registrant and A I M Advisors, Inc.(13)

        - (d) Amendment No. 3, dated September 28, 2001, to the Master Investment Advisory Agreement, dated June 1, 2000, between Registrant and A I M Advisors, Inc.(15)

        - (e) Form of Amendment No. 4, dated December , 2001, to the Master Investment Advisory Agreement, dated June 1, 2000, between Registrant and A I M Advisors, Inc.(15)

e (1)   -   (a) Second Amended and Restated Master Distribution Agreement, dated
            July 1, 2000, between Registrant (with respect to its Class A Shares and Class C Shares) and A I M Distributors, Inc.(11)

        - (b) Amendment No. 1, dated as of August 30, 2000, to the Second Amended and Restated Master Distribution Agreement between Registrant (with respect to its Class A Shares and Class C Shares) and A I M Distributors, Inc.(11)

        - (c) Amendment No. 2, dated December 27, 2000, to the Second Amended and Restated Master Distribution Agreement between Registrant (with respect to its Class A Shares and Class C Shares) and A I M Distributors, Inc.(13)

        - (d) Amendment No. 3, dated September 28, 2001, to the Second Amended and Restated Master Distribution Agreement, dated July 1, 2000, between Registrant (with respect to its Class A Shares and Class C Shares) and A I M Distributors, Inc.(15)

        - (e) Form of Amendment No. 4, dated December , 2001, to the Second Amended and Restated Master Distribution Agreement, dated July 1, 2000, between Registrant (with respect to its Class and Class C Shares) and A I M Distributors, Inc.(15)


        - (f) Form of Amendment No. 5, dated _____________, to the Second Amended and Restated Master Distribution Agreement, dated July 1, 2000, between Registrant (with respect to its Class A, Class C and Institutional Class Shares) and A I M Distributors, Inc.(16)


  (2)   -   (a) First Amended and Restated Master Distribution Agreement, dated
            December 31, 2000, between Registrant (with respect to its Class B shares) and A I M Distributors, Inc.(13)

        - (b) Amendment No. 1, dated September 28, 2001, to the First Amended and Restated Master Distribution Agreement, dated December 31, 2000, between Registrant (with respect to its Class B Shares) and A I M Distributors, Inc.(15)

        - (c) Form of Amendment No. 2, dated December __, 2001, to the First Amended and restated Master Distribution Agreement, dated December 31, 2000, between Registrant (with respect to Class B Shares) and A I M Advisors, Inc.(15)

  (3)   -   Form of Selected Dealer Agreement between A I M Distributors, Inc.
            and selected dealers.(13)

  (4)   -   Form of Bank Selling Group Agreement between A I M Distributors,
            Inc. and banks.(6)


f (1)   -   AIM Funds Retirement Plan for Eligible Directors/Trustees, effective as of March 8, 1994, as restated September 11, 1995, as restated
            March 7, 2000, and as restated October 1, 2001.(16)



  (2)   -   Form of Director Deferred Compensation Agreement for Registrant's
            Non-Affiliated Directors, as amended March 7, 2000 and September 28,
            2001.(16)


g (1)   -   (a) Master Custodian Contract, dated May 1, 2000, between the
            Registrant and State Street Bank and Trust Company.(11)

        - (b) Amendment, dated May 1, 2000, to the Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(11)


        - (c) Amendment, dated June 29, 2001, to the Master Custodian Contract, dated May 1, 2000 between Registrant and State Street Bank and Trust Company.(16)


  (2)   -   (a) Subcustodian Agreement, dated September 9, 1994, among the
            Registrant, Texas Commerce Bank National Association, State Street
            Bank and Trust Company and A I M Fund Services, Inc.(2)

        - (b) Amendment No. 1, dated October 2, 1998 to Subcustodian Agreement, dated September 9, 1994, among the Registrant, Chase Bank of Texas N.A. (formerly Texas Commerce Bank), State Street Bank and Trust Company and A I M Fund Services, Inc.(8)


  (3)   -   Foreign Assets Delegation Agreement, dated June 29, 2001, between
            A I M Advisors, Inc. and Registrant.(16)


h (1)   -   (a) Transfer Agency and Service Agreement, dated as of November 1,
            1994, between the Registrant and A I M Fund Services, Inc.(1)

        - (b) Amendment No. 1, dated August 4, 1997, to the Transfer Agency and Service Agreement, dated as of November 1, 1994, between Registrant and A I M Fund Services, Inc.(5)

        - (c) Amendment No. 2, dated January 1, 1999, to the Transfer Agency and Service Agreement, dated as of November 1, 1994, between Registrant and A I M Fund Services, Inc.(8)

        - (d) Amendment No. 3, dated July 1, 2000, to the Transfer Agency and Service Agreement, dated as of November 1, 1994, between Registrant and A I M Fund Services, Inc.(11)


        - (e) Form of Amendment No. 4, dated ___________, to the Transfer Agency and Service Agreement, dated as of November 1, 1994, between Registrant and A I M Fund Services, Inc.(16)


  (2)   -   (a) Remote Access and Related Service Agreement, dated as of
            December 23, 1994, between the Registrant and First Data Investor
            Services Group, Inc. (formerly, The Shareholder Services Group,
            Inc.).(2)

        - (b) Amendment No. 1, effective October 4, 1995, to the Remote Access and Related Services Agreement, dated as of December 23, 1994, between the Registrant and First Data Investor Services Group, Inc.(2)

        - (c) Addendum No. 2, effective October 12, 1995, to the Remote Access and Related Services Agreement, dated as of December 23, 1994, between the Registrant and First Data Investor Services Group, Inc.(2)

        - (d) Amendment No. 3, effective February 1, 1997, to the Remote Access and Related Services Agreement, dated December 23, 1994, between the Registrant and First Data Investor Services Group, Inc.(4)

        - (e) Amendment No. 4, dated June 30, 1998, to the Remote Access and Related Services Agreement, dated December 23, 1994, between Registrant and First Data Investor Services Group, Inc.(6)

        - (f) Amendment No. 5, dated July 1, 1998, to the Remote Access and Related Services Agreement, dated December 23, 1994, between Registrant and First Data Investor Services

            Group, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 75 on February 12, 1999, and is hereby incorporated by reference.(6)

        - (g) Exhibit 1, effective as of August 4, 1997, to the Remote Access and Related Services Agreement, dated December 23, 1994, between the Registrant and First Data Investor Services Group, Inc.(5)

        - (h) Amendment No. 6, dated August 30, 1999, to the Remote Access and Related Services Agreement, dated December 23, 1994, between Registrant and First Data Investor Services Group, Inc.(8)

        - (i) Amendment No. 7, dated February 29, 2000, to the Remote Access and Related Services Agreement, dated December 23, 1994, between Registrant and First Data Investor Services Group, Inc.(11)

        - (j) Amendment No. 8, dated June 26, 2000, to the Remote Access and Related Services Agreement for AccessTA Services, dated December 23, 1994, between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(14)

        - (k) Amendment No. 9, dated June 26, 2000, to the Remote Access and Related Services Agreement for IMPRESS(TM) Services, dated December 23, 1994, between Registrant and PFPC Inc. (14)

        - (l) Amendment No. 10, dated July 28, 2000, to the Remote Access and Related Services Agreement, dated December 23, 1994, between Registrant and PFPC Inc.(14)

  (3)   -   Preferred Registration Technology Escrow Agreement, dated September
            10, 1997, between the Registrant and First Data Investor Services
            Group, Inc.(5)

  (4)   -   Shareholder Sub-Accounting Services Agreement, dated as of October
            1, 1993, between the Registrant and PFPC Inc. (formerly known as
            First Data Investor Services Group, Inc.), Financial Data Services,
            Inc. and Merrill, Lynch, Pierce, Fenner & Smith Incorporated.(2)

  (5)   -   (a) Master Administrative Services Agreement, dated June 1, 2000, between the Registrant and A I M Advisors, Inc.(10)

        - (b) Amendment No. 1, dated August 30, 2000, to the Master Administrative Services Agreement, dated June 1, 2000, between Registrant and A I M Advisors, Inc.(11)

        - (c) Amendment No. 2, dated December 27, 2000, to the Master Administrative Services Agreement, dated June 1, 2000, between Registrant and A I M Advisors, Inc.(13)

        - (d) Amendment No. 3, dated September 28, 2001, to the Master Administrative Services Agreement, dated June 1, 2000, between Registrant and A I M Advisors, Inc.(15)

        - (e) Form of Amendment No. 4, dated December , 2001, to the Master Administrative Services Agreement, dated June 1, 2000, between Registrant and A I M Advisors, Inc. (15)

  (6)   -   Memorandum of Agreement regarding securities lending, dated June 1,
            2000, between Registrant, with respect to all Funds, and A I M
            Advisors, Inc.(13)

  (7)   -   Interfund Loan Agreement, dated September 18, 2001, between
            Registrant and A I M Advisors, Inc.(15)


i       -   Opinion and Consent of Ballard Spahr Andrews & Ingersoll, LLP for
            Institutional Class Shares of AIM Balanced Fund and AIM Value
            Fund.(16)



j (1)   -   Consent of PricewaterhouseCoopers LLP.(16)

  (2)   -   Consent of KPMG LLP.(16)


k       -   Omitted Financial Statements - None.

l (1)   -   Initial Capitalization Agreement for AIM European Small Company
            Fund, AIM International Emerging Growth Fund, AIM New Technology
            Fund, AIM Small Cap Equity Fund and AIM Value II Fund.(11)

  (2)   -   Initial Capitalization Agreement for AIM Worldwide Spectrum
            Fund.(13)

  (3)   -   Initial Capitalization Agreement for AIM Basic Balanced Fund.(15)

  (4)   -   Form of Initial Capitalization Agreement for AIM Mid Cap Basic Value
            Fund. (15)

m (1)   -   (a) Fifth Amended and Restated Master Distribution Plan, dated July
            1, 2000 for Registrant's Class A Shares and Class C Shares.(11)

        - (b) Amendment No. 1, dated as of August 30, 2000, to the Fifth Amended and Restated Master Distribution Plan, dated July 1, 2000 for Registrant's Class A Shares and Class C Shares.(11)

        - (c) Amendment No. 2, dated as of December 27, 2000, to the Fifth Amended and Restated Master Distribution Plan, dated July 1, 2000 for Registrant's Class A Shares and Class C Shares.(13)

        - (d) Amendment No. 3, dated September 28, 2001, to the Fifth Amended and Restated Master Distribution Plan, dated July 1, 2000 for Registrant's Class A Shares and Class C Shares.(15)

        - (e) Form of Amendment No. 4, dated December , 2001, to the Fifth Amended and Restated Master Distribution Plan, dated July 1, 2000, for Registrant's Class A and Class C Shares. (15)

  (2)   -   (a) Third Amended and Restated Master Distribution Plan, dated
            December 31, 2000, for Registrant's Class B Shares.(13)

        - (b) Amendment No. 1, dated September 28, 2001, to the Third Amended and Restated Master Distribution Plan, dated December 31, 2000, for Registrant's Class B Shares.(15)

        - (c) Form of Amendment No. 2, dated December , 2001, to the Third Amended and Restated Master Distribution Plan, dated December 31, 2000, for Registrant's Class B Shares.(15)

  (3)   -   Form of Shareholder Service Agreement to be used in connection with
            Registrant's Master Distribution Plan.(15)

  (4)   -   Form of Bank Shareholder Service Agreement to be used in connection with Registrant's Master Distribution Plan.(15)

  (5)   -   Form of Variable Group Annuity Contractholder Service Agreement to
            be used in connection with Registrant's Master Distribution
            Plan.(15)

  (6)   -   Form of Agency Pricing Agreement to be used in connection with
            Registrant's Master Distribution Plan.(15)

  (7)   -   Forms of Service Agreement for Bank Trust Departments and for
            Brokers for Bank Trust Departments to be used in connection with Registrant's Master Distribution Plan.(15)

  (8)   -   Form of Shareholder Service Agreement for Shares of the AIM Mutual
            Funds.(15)


n (1)   -   Fourth Amended and Restated Multiple Class Plan of The AIM Family of
            Funds--Registered Trademark--, effective October 1, 2001.(16)



  (2)   -   Multiple Class Plan of The AIM Family of Funds--Registered
            Trademark--, effective December 12, 2001.(16)


o       -   Reserved

p (1)   -   The A I M Management Group Inc. Code of Ethics, as revised February
            24, 2000.(11)

  (2)   -   AIM Funds Code of Ethics of the Registrant, effective September 23,
            2000.(11)

------------------
(1)     Incorporated  by reference to  PEA No. 70, filed on November 17, 1995.
(2)     Incorporated  by reference to  PEA No. 71, filed on April 26, 1996.
(3)     Incorporated  by reference to  PEA No. 72, filed on April 28, 1997.
(4)     Incorporated  by reference to  PEA No. 73, filed on July 25, 1997.
(5)     Incorporated  by reference to  PEA No. 74, filed on February 27, 1998.
(6)     Incorporated  by reference to  PEA No. 75, filed on February 12, 1999.
(7)     Incorporated  by reference to  PEA No. 76, filed on April 15, 1999.
(8)     Incorporated  by reference to  PEA No. 77, filed on March 9, 2000.
(9)     Incorporated  by reference to  PEA No. 78, filed on March 13, 2000.
(10)    Incorporated  by reference to  PEA No. 80, filed on June 15, 2000.
(11)    Incorporated  by reference to  PEA No. 81, filed on September 29, 2000.
(12)    Incorporated  by reference to  PEA No. 82, filed on December 13, 2000.
(13)    Incorporated  by reference to  PEA No. 84, filed on April 27, 2001.
(14)    Incorporated  by reference to  PEA No. 85, filed on July 13, 2001.

(15)    Incorporated  by reference to  PEA No. 86, filed on October 12, 2001.
(16)    Filed herewith electronically.


Item 24. Persons Controlled by or Under Common Control with the Fund

        None.

Item 25. Indemnification

        The Registrant's Amended and Restated Agreement and Declaration of Trust, dated November 5, 1998, as amended, provides, among other things
        (i) that trustees shall not be liable for any act or omission or any conduct whatsoever (except for liabilities to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty); (ii) for the indemnification by the Registrant of the trustees and officers to the fullest extent permitted by the Delaware Business Trust Act and Bylaws; and (iii) that the shareholders and former shareholders of the Registrant are held harmless by the Registrant (or applicable portfolio or class) from personal liability arising from their status as such, and are indemnified by the Registrant (or applicable portfolio or class) against all loss and expense arising from such personal liability in accordance with the Registrant's Bylaws and applicable law.

        A I M Advisors, Inc., the Registrant and other investment companies managed by A I M Advisors, Inc., their respective officers, trustees, directors and employees (the "Insured Parties") are insured under a joint Mutual Fund and Investment Advisory Professional and Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $35,000,000 limit of liability.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act and be governed by final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Advisor

        The only employment of a substantial nature of the Advisor's directors and officers is with the Advisor and its affiliated companies. Reference is also made to the caption "Fund Management--The Advisor" in the Prospectus which comprises Part A of the Registration Statement, and to the caption "Investment Advisory and Other Services" of the Statement of Additional Information which comprises Part B of the Registration Statement, and to Item 27(b) of this Part C.

Item 27. Principal Underwriters

(a) A I M Distributors, Inc., the Registrant's principal underwriter, also acts as a principal underwriter to the following investment companies:

               AIM Advisor Funds
               AIM Equity Funds
               AIM Floating Rate Fund
               AIM Growth Series
               AIM International Funds, Inc.
               AIM Investment Funds
               AIM Investment Securities Funds
               AIM Series Trust
               AIM Special Opportunities Funds
               AIM Summit Fund
               AIM Tax-Exempt Funds
               AIM Variable Insurance Funds

(b)

Name and Principal                Position and Offices                    Position and Offices
Business Address*                 with Underwriter                        with Fund
-----------------                 ----------------                        ---------
Robert H. Graham                  Chairman & Director                     Chairman,President & Trustee

Michael J. Cemo                   President, Chief Executive Officer      None
                                  & Director

Gary T. Crum                      Director                                Senior Vice President

James L. Salners                  Executive Vice President                None

W. Gary Littlepage                Senior Vice President & Director        None

Marilyn M. Miller                 Senior Vice President                   None

Gene L. Needles                   Senior Vice President                   None

-------------
  *   11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

Name and Principal                Position and Offices                    Position and Offices
Business Address*                 with Underwriter                        with Fund
-----------------                 ----------------                        ---------
Mark D. Santero                   Senior Vice President                   None

Leslie A. Schmidt                 Senior Vice President                   None

James E. Stueve                   Senior Vice President                   None

Michael C. Vessels                Senior Vice President                   None

James R. Anderson                 Vice President & Chief                  None
                                  Compliance Officer

Mary A. Corcoran                  Vice President                          None

Sidney M. Dilgren                 Vice President                          None

Tony D. Green                     Vice President                          None

Dawn M. Hawley                    Vice President & Treasurer              None

Ofelia M. Mayo                    Vice President, General Counsel         Assistant Secretary
                                  & Assistant Secretary

Kim T. McAuliffe                  Vice President                          None

Charles H. McLaughlin             Vice President                          None

Carol F. Relihan                  Vice President                          Senior Vice President
                                                                          & Secretary

Linda L. Warriner                 Vice President                          None

Kathleen J. Pflueger              Secretary                               Assistant Secretary

(c)     None.

Item 28. Location of Accounts and Records

        A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, will maintain physical possession of each such account, book or other document of the Registrant at its principal executive offices, except for those maintained by the Registrant's Custodians, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, and the Registrant's Transfer Agent and Dividend Paying Agent, A I M Fund Services, Inc., P. O. Box 4739, Houston, Texas 77210-4739.

Item 29. Management Services

        None.

Item 30. Undertakings

        Not applicable.

------------
  *   11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 2nd day of January, 2002.

                                            REGISTRANT: AIM FUNDS GROUP

                                            By: /s/ ROBERT H. GRAHAM
                                                -------------------------------
                                                Robert H. Graham, President

        Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

       SIGNATURES                            TITLE                         DATE
       ----------                            -----                         ----
 /s/ ROBERT H. GRAHAM
  ----------------------         Chairman, Trustee & President         January 2, 2002
    (Robert H. Graham)           (Principal Executive Officer)

  /s/ FRANK S. BAYLEY
  ----------------------                    Trustee                    January 2, 2002
     (Frank S. Bayley)

 /s/ BRUCE L. CROCKETT
  ----------------------                    Trustee                    January 2, 2002
    (Bruce L. Crockett)

 /s/ ALBERT R. DOWDEN
  ----------------------                    Trustee                    January 2, 2002
    (Albert R. Dowden)

/s/ EDWARD K. DUNN, JR.
  ----------------------                    Trustee                    January 2, 2002
   (Edward K. Dunn, Jr.)

  /s/ JACK M. FIELDS
  ----------------------                    Trustee                    January 2, 2002
     (Jack M. Fields)

  /s/ CARL FRISCHLING
  ----------------------                    Trustee                    January 2, 2002
     (Carl Frischling)

/s/ PREMA MATHAI-DAVIS
  ----------------------                    Trustee                    January 2, 2002
   (Prema Mathai-Davis)

 /s/ LEWIS F. PENNOCK
  ----------------------                    Trustee                    January 2, 2002
    (Lewis F. Pennock)

 /s/ RUTH H. QUIGLEY
  ----------------------                    Trustee                    January 2, 2002
    (Ruth H. Quigley)

 /s/ LOUIS S. SKLAR
  ----------------------                    Trustee                    January 2, 2002
    (Louis S. Sklar)


 /s/ DANA R. SUTTON                Vice President & Treasurer          January 2, 2002
  ----------------------           (Principal Financial and
    (Dana R. Sutton)                  Accounting Officer)


                                INDEX TO EXHIBITS

                                 AIM FUNDS GROUP

Exhibit
Number         Description
------         -----------
a(1)(l)        Amendment No. 11, dated December 11, 2001, to Amended and
               Restated Agreement and Declaration of Trust

e(1)(f) Form of Amendment No. 5, dated _______________, to the Second Amended and Restated Master Distribution Agreement, dated July 1, 2000, between Registrant (with respect to its Class A, Class C and Institutional Class Shares) and A I M Distributors, Inc.

f(1) AIM Funds Retirement Plan for Eligible Directors/Trustees, effective as of March 8, 1994, as restated September 11, 1995, as restated March 7, 2000, and as restated October 1, 2001

f(2) Form of Director Deferred Compensation Agreements for Registrant's Non-Affiliated Directors, as amended March 7, 2000 and September 28, 2001

g(1)(c) Amendment, dated June 29, 2001, to the Master Custodian Contract, dated May 1, 2000 between Registrant and State Street Bank and Trust Company

g(3) Foreign Assets Delegation Agreement, dated June 29, 2001, between A I M Advisors, Inc. and Registrant

h(1)(e) Form of Amendment No. 4, dated ___________, to the Transfer Agency and Service Agreement, dated as of November 1, 1994, between Registrant and A I M Fund Services, Inc.

i Opinion and Consent of Ballard Spahr Andrews & Ingersoll, LLP for Institutional Class Shares of AIM Balanced Fund and AIM Value Fund

j(1)           Consent of PricewaterhouseCoopers LLP

j(2)           Consent of KPMG LLP

n(1)           Fourth Amended and Restated Multiple Class Plan

n(2)           Multiple Class Plan of The AIM Family of Funds--Registered
               Trademark--